UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21714

MML Series Investment Fund II
(Exact name of registrant as specified in charter)

1295 State Street, Springfield, MA			01111
(Address of principal executive offices)			(Zip code)

John F. Carlson 1295 State Street, Springfield, MA 01111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		413-788-8411

Date of fiscal year end:	12/31/2006

Date of reporting period:	12/31/2006

Item 1. Reports to Stockholders.

MML Series Investment Fund II

Annual Report

for the period ended

December 31, 2006

MML Inflation-Protected Bond Fund MML Enhanced Index Core Equity Fund MML Small Cap Equity Fund MML Small Company Opportunities Fund

INVEST INSURE RETIRE

You can’t predict. You can prepare.®

Table of Contents

Letter to Shareholders	1

Portfolio Manager Reports	3

Portfolio of Investments

MML Inflation-Protected Bond Fund	15

MML Enhanced Index Core Equity Fund	17

MML Small Cap Equity Fund	23

MML Small Company Opportunities Fund	35

Statement of Assets and Liabilities	38

Statement of Operations	39

Statement of Changes in Net Assets	40

Financial Highlights	41

Notes to Financial Statements	45

Report of Independent Registered Public Accounting Firm	54

Trustees and Officers (Unaudited)	55

Federal Tax Information (Unaudited)	58

Other Information (Unaudited)	59

This material must be preceded or accompanied by a current prospectus for the MML Series Investment Fund II. Investors should consider a Fund's investment objective, risks, charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus. Read it carefully before investing.

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MML Series Investment Fund II Report – Letter to Shareholders

December 31, 2006

To Our Shareholders

John Carlson

Your financial representative can provide you with specific guidance, but MassMutual continues to believe that most investors should consider an investment program that features a diversification strategy that suits their risk tolerance, financial goals and time horizon, and that keeps them exposed to the powerful forces of long-term growth potential.

A Look Back at 2006: Stocks' Impressive Year

Despite a slow start in the first half, particularly in the U.S., stocks worldwide made some impressive gains in 2006. For the full year, the Dow Jones Industrial AverageSM ("the Dow"), which measures blue-chip stock activity, returned 16.29%. The technology-laden Nasdaq Composite® Index ("Nasdaq") advanced 9.52% and the S&P 500® Index, a broad measure of U.S. large-cap stock performance, gained 15.78%. The Russell 2000® Index, a measure of small-cap equity results, advanced 18.36%. But the standout performer in the equity markets by a large margin was the MSCI® EAFE® Index, a benchmark for foreign stocks, which returned 26.34%.*

In the bond market, the Lehman Brothers® Aggregate Bond Index, which measures the U.S. investment-grade fixed-income markets, returned 4.33% for the 12-month period ended December 31.* Bond investors continued to struggle due to a Federal Reserve ("Fed") that remained in a tightening mode until August.

Taking a closer look at the year on a quarter-by-quarter basis, most U.S. stock indexes posted strong gains in the first quarter of 2006 – although foreign stocks outperformed their U.S.-based counterparts in a pattern that would continue throughout the year. In the fixed-income markets, the Lehman Brothers Aggregate Bond Index fell slightly. The second quarter saw a turnaround in the fortunes of equity markets worldwide, as investor uncertainty led many of the world's markets lower. Meanwhile, with rising inflation and interest rates, bond prices remained on the defensive.

Both the stock and bond markets saw good returns in the third quarter of 2006. Markets were buoyed by the Fed's decision to hold interest rates steady in both August and September, falling crude oil prices and favorable readings in some key inflation measures. Foreign stocks also fared well. In most cases, stocks outperformed bonds – although moderating inflation readings and expectations of a slowing economy were particularly helpful to the bond market.

Domestic stocks forged higher once again during the fourth quarter, reaching some notable milestones along the way. The Dow posted a series of new highs and briefly crossed the 12,500 barrier, advancing 6.71% for the quarter. The S&P 500 Index broke the 1,400 level and closed up 6.69%. Small caps also ended the year strongly, as evidenced by the Russell 2000 Index, which rose 8.90%. For its part, Nasdaq returned 6.95% for the fourth quarter. The U.S. dollar weakened slightly during the period, supporting the returns of foreign stocks and helping the MSCI EAFE Index to rise 10.35%. The factors that initially triggered the summer stock market rally continued to support stock prices during the final quarter of 2006 – namely, the Fed's extended pause with regard to interest rate increases and lower crude oil prices.

In the fixed-income market, bond prices changed little in the fourth quarter, due in part to low default rates and generally favorable corporate earnings. Against this backdrop, the Lehman Brothers Aggregate Bond Index returned 1.24%. The yield curve remained inverted, with the yields of shorter-term securities generally staying higher than those of longer-term issues.

*  Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

(Continued)

1

MML Series Investment Fund II Report – Letter to Shareholders (Continued)

It was a good year . . . after all

At the end of 2005, experts pointed out that the equity market had advanced for three consecutive years, the Fed was raising interest rates and crude oil was on the rise. Not only that, but 2006 was the second year in the presidential cycle, a time that often heralds weak performance for stocks. For the first half of the year, the markets appeared ready to fulfill that prophecy, since most of the popular averages were sluggish from January through early May.

After the Fed's Open Market Committee rate hike on May 10, investors reacted with a sell-off, triggering a two-month market correction. It seemed that their patience with the Fed's credit-tightening had reached an end. In retrospect, however, the correction set the stage for the sustained rally that began in July and continued through the end of the year.

Why did the equity markets reverse course and head higher? During the summer, data emerged that suggested a mildly slowing, but still-expanding economy (i.e., a "soft landing") – which was seen as the best-case outcome after the cycle of Fed tightening. Inflation eased a bit over the remainder of the year, and those developments made it feasible for the central bank to keep short-term interest rates unchanged in August. Stable interest rates, in turn, fueled share prices. Falling energy prices also drove stocks higher during the second half of the year and helped to improve inflation readings. After trending higher for the first six months of 2006, crude oil declined rapidly in August and September, stabilizing around the $60 per barrel level for the remainder of the year. Meanwhile, natural gas retreated by almost 50% during the year's second half.

Outlook

The U.S. economy's ability to remain relatively healthy in the face of rising interest rates and energy prices for much of 2006 serves as another reminder that our economy is a potent force. As we begin 2007, naturally some concerns remain. In particular, investors are waiting to see if the economy weakens further. Offsetting this worry somewhat is the likelihood that the Fed could reverse course and lower interest rates if the economy appeared to be seriously faltering. These uncertainties and the new year provide you with an excellent opportunity to touch base with your financial representative, who can help you assess your comfort level with your current investment strategy – and whether or not it is aligned with today's market conditions. That said, MassMutual continues to believe that most investors should consider an investment program that features a diversification strategy that suits their risk tolerance, financial goals and time horizon, and that keeps them exposed – through a judicious mix of stock- and bond-focused investments – to the powerful forces of long-term growth potential.

John Carlson
President

The information provided is the opinion of MassMutual Retirement Services Investments Marketing as of 1/1/07 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

2

MML Inflation-Protected Bond Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Inflation-Protected Bond Fund – and who is the Fund's sub-adviser?  This Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital. The Fund normally invests:

•  at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or government-sponsored enterprises and corporations; and

•  up to 20% of its net assets in non-U.S. holdings, but will normally hedge foreign currency exposure to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund's sub-adviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended December 31, 2006?  The Fund returned 0.97%, outperforming the 0.41% return for the Lehman U.S. Treasury Inflation Note Index, an unmanaged index that measures the broad performance of U.S. Treasury inflation-indexed bonds.

How do inflation-indexed bonds protect against inflation?  Like many other fixed-income securities, inflation-indexed bonds pay income twice a year, based on a fixed coupon rate. However, both the principal and the interest payment are adjusted for the level of inflation. The inflation rate – as measured by the Consumer Price Index ("CPI") – results in an adjustment to the principal amount of an inflation-protected security. The coupon rate is then applied to the adjusted principal amount to determine the interest payment. For example, assuming an inflation rate of 3% and a security with a par value of $1,000 and a coupon rate of 1.75%, the adjusted principal amount after one year would be $1,030 ($1,000 increased by 3%). The interest payment would be calculated by multiplying $1,030 by 1.75% instead of using the original $1,000 par value to calculate the amount of interest.

What was the investment background during the period?  Fixed-income investors were glad to see the first quarter of 2006 come to a close, since bonds significantly underperformed stocks during the period. During the second quarter, speculation regarding inflation and economic growth and their collective impact on future Federal Reserve ("Fed") actions continued to dampen investor sentiment. Because many fixed-income investors thought the Fed was nearing an end to its interest rate hikes, there was a comfort level in adding to risk – consequently, lower-quality bonds benefited. By May, however, sentiment shifted when it became apparent that further Fed tightening would occur. On June 29, the Fed again raised rates, to 5.25%.

The bond market rallied strongly during the third quarter, advancing 3.81%, as measured by the Lehman Brothers Aggregate Bond Index. This rally pushed bond prices up across the board which, in turn, pushed down yields. Bond prices move in the opposite direction of interest rates (or yields); when yields rise, the prices of existing bonds fall – and vice versa. The yield for 10-year U.S. Treasuries closed the period at 4.64%, down from its 5.25% high at the end of June. In this environment, Treasuries performed strongly, as did virtually all components of the broad market. Corporate bonds and other non-Treasuries ("credits") were particularly strong in areas associated with more risk-taking, such as long corporate and high-yield bonds. During the final quarter of 2006, corporate bonds turned in a relatively strong performance. The high-yield sector rallied 4.2% and investment-grade corporate bonds outpaced U.S. Treasuries by 0.25%. Despite evidence of a slowing economy, during this time frame, risk-taking was again rewarded.

What factors contributed to the Fund's performance?  As a result of investors' continued appetite for yield, non-Treasury investment grade bonds outperformed Treasuries in the first quarter. Corporate bonds, particularly high yield, were boosted by muted default levels, a strong U.S. economy and robust equity performance. Mortgages, supported by strong demand and relatively low volatility, also performed well. During the period, new Fund deposits in a rising interest rate environment increased the portfolio size and added value. During the second quarter, investment-grade corporate bonds were weak, while high-yield and asset-backed securities outperformed. Additionally, the intermediate component of the Treasury sector was fairly strong,

3

MML Inflation-Protected Bond Fund – Portfolio Manager Report (Continued)

while mortgages remained flat. Lower-quality credits did well during the second quarter, buoyed by investors' appetite for risk in the first half of the period.

In the third quarter, the Fund continued to be indexed to its benchmark, the Lehman U.S. Treasury Inflation Note Index. Consequently, its return pattern continued to be somewhat similar to the benchmark's. During this time frame, breakeven inflation rates tightened drastically. (Breakeven inflation rates are the rates of inflation that need to prevail for Treasury inflation-protected securities ("TIPS") to break even with nominal Treasuries.) This resulted in nominal Treasuries outperforming TIPS issues during the period, which hampered the Fund's relative performance. Finally, in the fourth quarter, the Fund's performance was driven by its small cash positions during a period of increasing yields. The Fund also benefited from favorable corporate inflation-protected securities ("CIPS") valuations. Overall, the Fund's holdings remained benchmarked to the Lehman U.S. TIPS Index as 2006 came to a close.

What is your outlook?  We believe that, with inflation contained and interest rates generally stable, investors remain committed to the markets despite a slowing economy. Should inflation become problematic or the economy seriously falter, the financial markets would likely struggle. For now, low inflation and interest rates, coupled with reasonable growth, seem to provide a bullish backdrop as we enter 2007.

4

MML Inflation-Protected Bond Fund – Portfolio Manager Report (Continued)

MML Inflation-Protected Bond Fund

Quality Structure

(% of Net Assets) on 12/31/06

U.S. Governments, Aaa/AAA	74.90%
Aa/AA	14.00%
A	9.20%
Short-Term Investments and Other Assets and Liabilities	1.90%
100.00%

Growth of a $10,000 Investment

Hypothetical Investments in MML Inflation-Protected Bond Fund and the Lehman U.S. Treasury Inflation Note Index.

MML Series Investment Fund II
Total Returns

	One Year 1/1/06 - 12/31/06	Since Inception Average Annual 8/30/02 - 12/31/06
MML Inflation-Protected Bond Fund	0.97%	4.36%
Lehman U.S. Treasury Inflation Note Index	0.41%	5.36%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Lehman U.S. Treasury Inflation Note Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

5

MML Enhanced Index Core Equity Fund – Portfolio Manager Report

What is the investment objective of the MML Enhanced Index Core Equity Fund – and who is the Fund's sub-adviser?  The Fund's investment objective is to outperform the total return performance of its benchmark index, the S&P 500® Index, while maintaining risk characteristics similar to those of the benchmark. The Fund invests primarily in a diversified portfolio consisting of no less than 80% of the securities in the S&P 500 Index. The Fund's sub-adviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended December 31, 2006?  The Fund returned 16.18%, outpacing the 15.78% return for the S&P 500 Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment background during the period?  U.S. equity markets surged upward in the first quarter, with small-cap stocks leading the way. Dominating equity and bond market concerns over the quarter was the lingering question of the future direction of interest rates – although a wave of firm economic indicators during this time frame caused speculation that the Federal Reserve ("Fed") would continue raising short-term interest rates in the near term. Despite gains during the first three months of 2006, the equity market vacillated for much of the first quarter, likely due to the many crosscurrents of the period's macroeconomic environment, such as the uncertainty over interest rates and soaring commodity prices. During the second quarter, the Fed increased the federal funds rate for the 17th consecutive time to 5.25% as of June 29, 2006. In a change of tactics, however, the Fed shifted its economic assessment in the second quarter from "balanced" (where it had been for the first 15 increases) to "data dependent" for the 16th and 17th increases. Market participants correctly interpreted this as a sign that the Fed was nearly done raising rates.

During the third quarter, the long-awaited pause by the Fed in its long campaign of higher interest rates provided the major catalyst for a strong equity market rebound in the closing months of the quarter. The Fed held rates steady during its August and September Federal Open Market Committee meetings. Other factors contributed to the equity market momentum during the period, including lower Treasury yields and a sharp decline in oil and commodity prices, which stifled inflationary fears. Finally, in the fourth quarter, equity markets ignored the economic data and rose steadily.

What factors contributed to the Fund's performance?  During the first quarter, market winners included those with exposure to high-risk, low-quality stocks and exposure to late cycle growth. During the period, the Fund's value factors struggled. This was a bit surprising, because the Fund's value factors have generally done well during the first quarter of the year due to the "value effect" – which results when investors expect a higher long-term return on value securities due to their perceived riskier nature (versus their growth counterparts). In addition, the Fund's exposure to smaller-capitalization stocks once again added more value than its larger-capitalization names. During the second quarter, the market gyrations caused by Fed activity caused two things to happen. First, the Fund's growth factors underperformed, as the market started to distrust higher growth rates, instead favoring steady, but low, growth rates (e.g., utilities). Secondly, the Fund's momentum factors underperformed, as the market began to discount a change in its current cycle.

The outperformance of large stocks relative to small caps during the period constituted a notable shift, which we believe was driven mostly by a change in inflation expectations. Small stocks tend to outperform their larger counterparts when inflation expectations are rising. In the third quarter, inflation expectations fell and small stocks underperformed their large brethren. During the fourth quarter, the market favored small stocks, with higher beta that were growing rapidly. Momentum and estimate revision factors did not help in stock selection in the fourth quarter, due to the shift in economic conditions.

What is your outlook?  The challenge going into 2007 is discerning how much good news is now in the market, and the extent to which the economy will slow from here. With stocks up four years without a major correction, we need to ask ourselves if the market is focused too much on the good news, and whether there is a risk of a more serious economic slowdown in the stock market or the housing market. It is safe to say that these risks have taken a back seat recently to the good news, and rightfully so – the outlook is generally positive. We believe it is prudent to anticipate what factors could challenge the success of the stock market. In 2007, we will balance the risk of these factors with opportunities by maintaining a disciplined investment approach.

6

MML Enhanced Index Core Equity Fund – Portfolio Manager Report (Continued)

MML Enhanced Index Core Equity Fund Industry Table (% of Net Assets) on 12/31/06
Energy	9.5%
Banking, Savings & Loans	9.3%
Pharmaceuticals	7.9%
Financial Services	7.2%
Insurance	6.7%
Electrical Equipment & Electronics	5.6%
Retail	4.4%
Computers & Information	4.2%
Telephone Utilities	3.6%
Prepackaged Software	3.5%
Electric Utilities	3.2%
Aerospace & Defense	2.7%
Broadcasting, Publishing & Printing	2.6%
Cosmetics & Personal Care	2.4%
Beverages	2.1%
Medical Supplies	1.8%
Industrial — Diversified	1.7%
Tobacco	1.7%
Commercial Services	1.5%
Transportation	1.5%
Foods	1.4%
Computers & Office Equipment	1.4%
Communications	1.3%
Chemicals	1.3%
Healthcare	1.0%
Entertainment & Leisure	1.0%
Information Retrieval Services	1.0%
Metals & Mining	1.0%
Machinery & Components	0.9%
Restaurants	0.8%
Data Processing & Preparation	0.6%
Apparel, Textiles & Shoes	0.6%
Automotive & Parts	0.6%
Real Estate	0.5%
Household Products	0.4%
Lodging	0.3%
Computer Integrated Systems Design	0.3%
Toys, Games	0.3%
Containers	0.3%
Advertising	0.3%
Manufacturing	0.3%
Home Construction, Furnishings & Appliances	0.2%
Food Retailers	0.2%
Photography Equipment/ Supplies	0.1%
Building Materials & Construction	0.1%
Forest Products & Paper	0.1%
Travel	0.1%
Air Transportation	0.0%
Computer Programming Services	0.0%
Industrial — Distribution	0.0%
Short-Term Investments and Other Assets and Liabilities	0.5%
100.0%

MML Enhanced Index Core Equity Fund Largest Stock Holdings (12/31/06)

Altria Group, Inc.

American International Group, Inc.

Bank of America Corp.

Citigroup, Inc.

Exxon Mobil Corp.

General Electric Co.

Johnson & Johnson

Microsoft Corp.

Pfizer, Inc.

The Procter & Gamble Co.

7

MML Enhanced Index Core Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Enhanced Index Core Equity Fund and the S&P 500 Index.

MML Series Investment Fund II
Total Returns

	One Year 1/1/06 - 12/31/06	Five Year Average Annual 1/1/02 - 12/31/06	Since Inception Average Annual 5/2/01* - 12/31/06
MML Enhanced Index Core Equity Fund	16.18%	6.21%	4.10%
S&P 500 Index	15.78%	6.19%	4.05%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION*

* Please note, while the Fund commenced operations on May 1, 2001, it did not commence investment operations until May 2, 2001.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

8

MML Small Cap Equity Fund – Portfolio Manager Report

What is the investment objective of the MML Small Cap Equity Fund – and who is the Fund's sub-adviser?  This Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies. The Fund's sub-adviser is OppenheimerFunds, Inc. (OFI).

How did the Fund perform during the 12 months ended December 31, 2006?  The Fund returned 10.50%, lagging the 18.37% return of the Russell 2000® Index, a widely recognized, unmanaged index representative of common stocks of smaller-capitalized U.S. companies.

What was the investment background during the period?  U.S. equity markets surged upward in the first quarter of 2006, with small-cap stocks leading the way. Investor optimism prevailed despite high oil prices, the prospect of further interest rate increases and a softening housing market. Value stocks outperformed their growth counterparts during this period, and all sectors were in the positive column. The second quarter saw a turnaround in the fortunes of the equity markets, as investor uncertainty (caused in part by global unrest and rising oil prices) led many of the markets lower.

Both the stock and bond markets saw favorable returns in the third quarter of 2006. Markets were buoyed by the Federal Reserve's ("Fed's") decision to hold interest rates steady in both August and September, falling crude oil prices and favorable readings in some key inflation measures. Foreign stocks also fared well. In most cases, stocks outperformed bonds. The U.S. equity markets ended a good year with positive news, as the price of oil declined from about $63 to $61 per barrel and the Fed held the federal funds rate at 5.25% during the fourth quarter. The big stories during this time frame were the precipitous decline in the price of oil (down from nearly $80 per barrel in the summer), the economic "soft landing" that the Fed was attempting to engineer and a reduced trade deficit.

What factors contributed to the Fund's performance?  Although the portfolio realized positive gains from all economic sectors during the first quarter, stock selection led to underperformance as we entered 2006. Our investments in the consumer discretionary, technology, financial services, and materials and processing sectors detracted from overall results. An underweight position – relative to the Fund's benchmark, the Russell 2000 Index – in technology names and a relative overweight position in autos and transportation holdings also hindered the Fund. Our stock selection in the health care and autos and transportation sectors proved to be an area of strength. A relatively overweight position in the strong-performing producer durables sector also added value. Turning to the second quarter, relative to the benchmark, the Fund was positioned slightly towards value and stocks of larger capitalization. Overweight sector positions included consumer discretionary and materials. The Fund held underweight positions in financials and health care. The Fund's trading in June increased the weighting in consumer discretionary and materials and decreased the weighting in technology and health care.

During the third quarter, the Fund underperformed its benchmark. The Fund had a better fourth quarter than third, only slightly underperforming the Russell 2000 Index in the final months of the year. Trading in the fourth quarter, particularly in December, increased the portfolio's weighting in technology and health care and decreased the weighting in financials and industrials. As of December 31, 2006, the Fund held its largest overweight position in the information technology sector, followed by materials and industrials. At year-end, the Fund held its most underweight position in financials and health care. Relative to the benchmark, the Fund is positioned slightly towards value and larger-capitalization companies. From a sector perspective, the best performers relative to the Russell 2000 Index in the fourth quarter were materials, financials and industrials. The weakest sectors on a relative basis were consumer discretionary, energy, consumer staples and information technology.

What is your outlook?  The cycle of small-cap outperformance, which started in 1999 and lasted more than seven years, appears to have ended. Indeed, mega-cap stocks outperformed large-, mid-, small- and micro-cap stocks over the last nine months of 2006. While small- and micro-cap stocks are still capable of sharp rallies, as we saw during October and November, based on our models, they do not have the potential for substantial or sustained outperformance over the next 12 months. As always, we will remain committed to our quantitative discipline of investing, and will rely on our stock selection models and portfolio construction methods as we seek to produce excess returns without taking undue risk.

9

MML Small Cap Equity Fund – Portfolio Manager Report (Continued)

MML Small Cap Equity Fund Industry Table (% of Net Assets) on 12/31/06
Electrical Equipment & Electronics	8.9%
Commercial Services	8.1%
Apparel, Textiles & Shoes	5.6%
Insurance	5.4%
Financial Services	5.0%
Chemicals	4.5%
Prepackaged Software	4.4%
Metals & Mining	3.9%
Energy	3.7%
Retail	3.2%
Medical Supplies	2.9%
Pharmaceuticals	2.9%
Transportation	2.7%
Banking, Savings & Loans	2.6%
Machinery & Components	2.3%
Communications	2.2%
Computer Integrated Systems Design	2.2%
Automotive & Parts	2.1%
Computers & Information	2.1%
Telephone Utilities	2.0%
Restaurants	1.7%
Heavy Machinery	1.7%
Healthcare	1.4%
Building Materials & Construction	1.4%
Broadcasting, Publishing & Printing	1.3%
Forest Products & Paper	1.3%
Data Processing & Preparation	1.3%
Home Construction, Furnishings & Appliances	1.2%
Electric Utilities	1.1%
Computer Related Services	1.1%
Air Transportation	0.9%
Foods	0.8%
Industrial — Diversified	0.7%
Aerospace & Defense	0.7%
Entertainment & Leisure	0.6%
Information Retrieval Services	0.5%
Computer Programming Services	0.5%
Household Products	0.4%
Toys, Games	0.4%
Containers	0.3%
Food Retailers	0.3%
Cosmetics & Personal Care	0.3%
Tobacco	0.2%
Advertising	0.2%
Beverages	0.2%
Internet Content	0.2%
Agribusiness	0.2%
Manufacturing	0.2%
Lodging	0.2%
Travel	0.2%
Heavy Construction	0.2%
Photography Equipment/ Supplies	0.1%
Computer Maintenance & Repair	0.1%
Environmental Controls	0.1%
Education	0.1%
Computer & Other Data Processing Service	0.1%
Real Estate	0.1%
Industrial — Distribution	0.1%
Internet Software	0.1%
Miscellaneous	0.0%
Short-Term Investments and Other Assets and Liabilities	0.8%
100.0%

MML Small Cap Equity Fund Largest Stock Holdings (12/31/06)

AK Steel Holding Corp.

AMERIGROUP Corp.

Brocade Communications Systems, Inc.

Chaparral Steel Co.

Cleveland-Cliffs, Inc.

Emcor Group, Inc.

Greif, Inc. Cl. A

Hercules, Inc.

Oregon Steel Mills, Inc.

Payless ShoeSource, Inc.

10

MML Small Cap Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Cap Equity Fund and the Russell 2000 Index.

MML Series Investment Fund II
Total Returns

	One Year 1/1/06 - 12/31/06	Five Year Average Annual 1/1/02 - 12/31/06	Since Inception Average Annual 6/1/98 - 12/31/06
MML Small Cap Equity Fund	10.50%	8.23%	4.60%
Russell 2000 Index	18.37%	11.39%	7.92%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

11

MML Small Company Opportunities Fund – Portfolio Manager Report

What is the investment objective of the MML Small Company Opportunities Fund – and who is the Fund's sub-adviser?  The Fund's investment objective is long-term capital appreciation through investment primarily in common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the sub-adviser, OppenheimerFunds, Inc. (OFI), to be realistically valued.

How did the Fund perform during the 12 months ended December 31, 2006?  The Fund returned 15.42%, trailing the 18.37% return of the Russell 2000® Index (also, "the benchmark"), a widely recognized, unmanaged index representative of common stocks of smaller-capitalized U.S. companies.

What was the investment background during the period?  Despite continued pressure from rising interest rates and energy prices, equities delivered strong gains during the first quarter, particularly small- and mid-cap stocks. During this time, materials and processing, producer durables and technology companies benefited from resurging corporate capital spending. More defensive areas, such as the consumer staples and health care sectors, underperformed. In contrast to the first quarter, when small-cap stocks had a 9.7% lead over the broad market, the Russell 2000 Index fell 3.6% behind the S&P 500® Index in the second quarter. Within the small-cap index, value stocks outperformed their growth counterparts, marking the first quarterly advantage for value in a year.

The stock market saw favorable returns in the third quarter of 2006. Domestic equities were buoyed by the Federal Reserve's ("Fed's") decision to hold interest rates steady in both August and September, falling crude oil prices and favorable readings in some key inflation measures. Foreign stocks also fared well. In most cases, stocks outperformed bonds. Domestic stocks forged higher once again during the fourth quarter. The U.S. dollar weakened slightly during the period, supporting the returns of foreign stocks and helping the MSCI® EAFE® Index to rise 10.35%. The factors that initially triggered the summer stock market rally continued to support stock prices during the final quarter of 2006 – namely, the Fed's extended pause in interest rate increases and lower crude oil prices.

What factors contributed to the Fund's performance?  During the first quarter of 2006, although the portfolio realized gains from all but one economic sector, stock selection hampered the Fund's performance. In particular, our stock choices in the technology, materials and processing and producer durables sectors – areas where results were quite strong for the Russell 2000 benchmark – detracted the most from the Fund's returns. Holdings in the autos/transportation, consumer discretionary and other energy sectors also trailed during the quarter. Conversely, the Fund benefited from its stock picks in the financial services and health care sectors. During the second quarter, the portfolio benefited from strong stock selectivity in information technology and consumer discretionary. The portfolio's energy sector had the weakest performance relative to the benchmark return.

In the third quarter, the Fund benefited from strong stock selection in the information technology and health care sectors. The consumer discretionary sector, on the other hand, detracted from performance. In the final three months of 2006, energy, industrials and consumer discretionary were the portfolio's strongest sectors. On the downside, financials and materials – two of three sectors most sensitive to prevailing economic trends – in tandem with health care, proved to be the weakest sectors for the portfolio.

What is your outlook?  We see a continued temperate climate for the economy in 2007 – one that is "not too hot or not too cold." Although housing continues to act as a drag on the economy, the consumer is resilient, and the industrial/manufacturing complex maintains its forward progress. All told, we expect the economy to rise by at least 2% in 2007. Employment appears to be strong, with demand for skilled workers driving incomes higher. And finally, demand for industrial goods is, and will likely be, robust, as corporate balance sheets are flush with cash. Corporations are using this cash to procure productivity-enhancing technologies (e.g., software) and replace less-efficient capital equipment. Both of these uses may drive future operating leverage, whereas, another use of cash – share repurchase – may drive financial leverage. We believe that together, these beneficial uses of cash will sustain earnings growth and visibility throughout 2007.

12

MML Small Company Opportunities Fund – Portfolio Manager Report (Continued)

MML Small Company Opportunites Fund Industry Table (% of Net Assets) on 12/31/06

Commercial Services	16.2%
Banking, Savings & Loans	11.3%
Electrical Equipment & Electronics	10.7%
Medical Supplies	8.9%
Prepackaged Software	7.2%
Insurance	5.3%
Energy	3.6%
Financial Services	3.6%
Computer Integrated Systems Design	3.5%
Healthcare	3.3%
Apparel, Textiles & Shoes	2.6%
Transportation	2.1%
Heavy Machinery	2.0%
Computer Programming Services	2.0%
Entertainment & Leisure	1.9%
Data Processing & Preparation	1.5%
Home Construction, Furnishings & Appliances	1.3%
Broadcasting, Publishing & Printing	1.1%
Machinery & Components	1.1%
Air Transportation	0.9%
Retail	0.6%
Pharmaceuticals	0.4%
Short-Term Investments and Other Assets and Liabilities	8.9%
100.0%

MML Small Company Opportunities Fund Largest Stock Holdings (12/31/06)

Applix, Inc.

Boston Private Financial Holdings, Inc.

Columbia Banking Systems, Inc.

Donegal Group, Inc. Cl. A

Forrester Research, Inc.

II-VI, Inc.

MSC.Software Corp.

Neogen Corp.

On Assignment, Inc.

Standard Parking Corp.

13

MML Small Company Opportunities Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Company Opportunities Fund and the Russell 2000 Index.

MML Series Investment Fund II
Total Returns

	One Year 1/1/06 - 12/31/06	Five Year Average Annual 1/1/02 - 12/31/06	Since Inception Average Annual 5/1/01 - 12/31/06
MML Small Company Opportunities Fund	15.42%	15.18%	15.13%
Russell 2000 Index	18.37%	11.39%	10.30%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

14

MML Inflation-Protected Bond Fund – Portfolio of Investments

December 31, 2006

	Principal Amount	Market Value
BONDS & NOTES — 98.2%
CORPORATE DEBT — 29.4%
Banking, Savings & Loans — 17.3%
Barclays Bank PLC 2.710% 05/15/2007	$3,000,000	$2,979,300
Barclays Bank PLC 3.060% 03/17/2008	1,000,000	987,680
Barclays Financial LLC 3.060% 04/19/2008	1,200,000	1,178,892
CIT Group, Inc. 3.160% 03/15/2017	4,125,000	3,688,987
CIT Group, Inc. 3.510% 12/14/2016	4,000,000	3,635,640
HSBC Finance Corp. 2.420% 03/10/2009	2,000,000	1,909,240
HSBC Finance Corp. 3.430% 01/10/2014	1,926,000	1,755,703
HSBC Finance Corp. 3.620% 12/10/2013	1,715,000	1,584,386
International Bank for Reconstruction & Development 2.890% 12/10/2013	3,743,000	3,460,291
JP Morgan Chase & Co. Series C 3.040% 06/28/2009	2,999,000	2,934,042
KFW 3.912% 03/03/2008	4,000,000	3,966,120
Morgan Stanley Series C 4.412% 11/01/2013	4,012,000	3,785,081
SLM Corp. 4.190% 11/21/2013	3,818,000	3,625,802
SLM Corp. 4.360% 11/01/2013	2,032,000	1,911,279
SLM Corp. Series 4.210% 02/01/2014	3,010,000	2,840,326
		40,242,769
Financial Services — 8.7%
Lehman Brothers Holdings, Inc. Series G 4.060% 05/12/2014	6,000,000	5,702,400
Merrill Lynch & Co., Inc. 3.222% 03/02/2009	2,400,000	2,287,488
Merrill Lynch & Co., Inc., Series C 1.960% 02/10/2011	1,000,000	927,140
Merrill Lynch & Co., Inc., Series C 2.860% 03/12/2007	2,000,000	1,990,680
Morgan Stanley 3.810% 02/01/2011	2,519,000	2,378,490

	Principal Amount	Market Value
Toyota Motor Credit Corp. 4.310% 02/05/2016	$5,000,000	$4,840,400
Toyota Motor Credit Corp. 4.830% 07/28/2008	2,000,000	1,966,840
		20,093,438
Insurance — 3.4%
Hartford Life Global Funding Trusts Series 3.240% 03/15/2010	2,600,000	2,455,856
Pacific Life Global Funding(a) 3.490% 02/06/2016	4,000,000	3,774,080
Principal Life Income Funding Trusts 3.940% 04/01/2016	1,900,000	1,715,605
		7,945,541
TOTAL CORPORATE DEBT (Cost $70,956,954)		68,281,748
U.S. GOVERNMENT AGENCY OBLIGATIONS — 14.9%
Federal Home Loan Mortgage Corporation (FHLMC) — 7.0% Pass-Through Securities
Federal Home Loan Bank 4.500% 09/16/2013	5,750,000	5,593,420
Federal Home Loan Bank 9.148% 02/20/2007	2,250,000	2,245,478
FHLMC 4.500% 07/15/2013	8,600,000	8,371,928
Total Pass-Through Securities		16,210,826
Federal National Mortgage Association (FNMA) — 4.9%
Other — 1.7%
FNMA (Benchmark Note) 4.375% 03/15/2013	4,000,000	3,874,502
Pass-Through Securities — 3.2%
FNMA 3.200% 02/17/2009	7,665,000	7,472,225
		11,346,727
Other Agencies — 3.0%
Tennessee Valley Authority 3.375% 01/15/2007	7,060,065	7,057,171
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $35,218,435)		34,614,724

	Principal Amount	Market Value
U.S. TREASURY OBLIGATIONS — 53.9%
U.S. Treasury Bonds — 14.3%
U.S. Treasury Inflation Index 2.000% 01/15/2026	$5,488,226	$5,161,505
U.S. Treasury Inflation Index 2.375% 01/15/2025	8,456,650	8,427,000
U.S. Treasury Inflation Index 3.375% 04/15/2032	1,615,250	1,953,574
U.S. Treasury Inflation Index 3.625% 04/15/2028	6,535,060	7,896,844
U.S. Treasury Inflation Index 3.875% 04/15/2029	7,700,751	9,706,845
		33,145,768
U.S. Treasury Notes — 39.6%
U.S. Treasury Inflation Index 0.875% 04/15/2010	10,332,737	9,795,919
U.S. Treasury Inflation Index 1.625% 01/15/2015	6,540,081	6,157,323
U.S. Treasury Inflation Index 1.875% 07/15/2013	7,123,594	6,882,950
U.S. Treasury Inflation Index 1.875% 07/15/2015	5,755,876	5,517,295
U.S. Treasury Inflation Index 2.000% 01/15/2014	7,654,504	7,436,924
U.S. Treasury Inflation Index 2.000% 07/15/2014	6,978,477	6,774,357
U.S. Treasury Inflation Index 2.000% 01/15/2016	5,595,040	5,403,899
U.S. Treasury Inflation Index 2.375% 04/15/2011	5,879,589	5,857,082
U.S. Treasury Inflation Index 2.500% 07/15/2016	5,458,799	5,500,354
U.S. Treasury Inflation Index 3.000% 07/15/2012	8,315,445	8,558,515

(Continued)

The accompanying notes are an integral part of the financial statements.

15

MML Inflation-Protected Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
U.S. Treasury Inflation Index 3.375% 01/15/2012	$2,120,673	$2,214,281
U.S. Treasury Inflation Index 3.500% 01/15/2011	3,868,867	4,028,191
U.S. Treasury Inflation Index 3.625% 01/15/2008	6,498,804	6,569,157
U.S. Treasury Inflation Index 3.875% 01/15/2009	5,964,873	6,130,156
U.S. Treasury Inflation Index 4.250% 01/15/2010	4,968,290	5,229,731
		92,056,134
TOTAL U.S. TREASURY OBLIGATIONS (Cost $129,759,638)		125,201,902
TOTAL BONDS & NOTES (Cost $235,935,027)		228,098,374
SHORT-TERM INVESTMENTS — 1.1%
Repurchase Agreement — 1.1%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/2006, 3.50%, due 01/02/2007(b)	2,688,578	2,688,578
TOTAL SHORT-TERM INVESTMENTS (Cost $2,688,578)		2,688,578
TOTAL INVESTMENTS — 99.3% (Cost $238,623,605)(c)		230,786,952
Other Assets/ (Liabilities) — 0.7%		1,533,044
NET ASSETS — 100.0%		$232,319,996

Notes to Portfolio of Investments

(a)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities amounted to a value of $3,774,080 or 1.6% of net assets.

(b)  Maturity value $2,689,624. Collateralized by a U.S. Government Agency obligation with a rate of 8.625%, maturity date of 06/25/2027, and an aggregate market value, including accrued interest, of $2,823,007.

(c)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

16

MML Enhanced Index Core Equity Fund – Portfolio of Investments

December 31, 2006

	Number of Shares	Market Value
EQUITIES — 99.5%
COMMON STOCK — 99.5%
Advertising — 0.3%
Monster Worldwide, Inc.(a)	300	$13,992
Omnicom Group, Inc.	1,000	104,540
		118,532
Aerospace & Defense — 2.7%
Boeing Co.	3,200	284,288
General Dynamics Corp.	1,600	118,960
Honeywell International, Inc.	4,000	180,960
Lockheed Martin Corp.	1,800	165,726
Northrop Grumman Corp.	1,400	94,780
Raytheon Co.	2,600	137,280
Rockwell Collins, Inc.	600	37,974
United Technologies Corp.	4,000	250,080
		1,270,048
Air Transportation — 0.0%
Southwest Airlines Co.	1,400	21,448
Apparel, Textiles & Shoes — 0.6%
Coach, Inc.(a)	400	17,184
The Gap, Inc.	2,200	42,900
Jones Apparel Group, Inc.	1,700	56,831
Liz Claiborne, Inc.	500	21,730
Nike, Inc. Cl. B	300	29,709
Nordstrom, Inc.	1,800	88,812
VF Corp.	400	32,832
		289,998
Automotive & Parts — 0.6%
AutoNation, Inc.(a)	800	17,056
Ford Motor Co.(b)	7,500	56,325
General Motors Corp.(b)	3,300	101,376
Harley-Davidson, Inc.	1,000	70,470
Paccar, Inc.	200	12,980
		258,207
Banking, Savings & Loans — 9.3%
Bank of America Corp.	16,951	905,014
The Bank of New York Co., Inc.	1,700	66,929
BB&T Corp.	2,000	87,860
Capital One Financial Corp.	1,835	140,965
Comerica, Inc.	700	41,076
Commerce Bancorp, Inc.(b)	400	14,108
Compass Bancshares, Inc.	400	23,860

	Number of Shares	Market Value
Fannie Mae	3,600	$213,804
Fifth Third Bancorp	2,100	85,953
First Horizon National Corp.	300	12,534
Freddie Mac	2,600	176,540
JP Morgan Chase & Co.	13,200	637,560
KeyCorp	1,600	60,848
M&T Bank Corp.	200	24,432
Marshall and Ilsley Corp.	1,000	48,110
Mellon Financial Corp.	1,400	59,010
National City Corp.(b)	2,400	87,744
Regions Financial Corp.	2,947	110,218
SLM Corp.	1,300	63,401
State Street Corp.	600	40,464
SunTrust Banks, Inc.	1,400	118,230
Synovus Financial Corp.	900	27,747
U.S. Bancorp(b)	6,700	242,473
Wachovia Corp.	7,499	427,068
Washington Mutual, Inc.	2,581	117,410
Wells Fargo & Co.	13,200	469,392
Zions Bancorp	300	24,732
		4,327,482
Beverages — 2.1%
Anheuser-Busch Cos., Inc.	3,100	152,520
The Coca-Cola Co.	8,100	390,825
Coca-Cola Enterprises, Inc.	1,300	26,546
Molson Coors Brewing Co. Cl. B	600	45,864
The Pepsi Bottling Group, Inc.	600	18,546
PepsiCo, Inc.	5,600	350,280
		984,581
Broadcasting, Publishing & Printing — 2.6%
CBS Corp. Cl. B	3,000	93,540
Clear Channel Communications, Inc.	2,100	74,634
Comcast Corp. Cl. A(a)	8,300	351,339
Gannett Co., Inc.	1,000	60,460
The McGraw-Hill Companies, Inc.	1,800	122,436
Meredith Corp.	200	11,270
The Scripps (E.W.) Co. Cl. A	300	14,982
Time Warner, Inc.	16,100	350,658
Tribune Co.(b)	700	21,546
Viacom, Inc. Cl. B(a)	2,800	114,884
		1,215,749

	Number of Shares	Market Value
Building Materials & Construction — 0.1%
Masco Corp.(b)	1,500	$44,805
Vulcan Materials Co.(b)	100	8,987
		53,792
Chemicals — 1.3%
Dow Chemical Co.	3,900	155,766
Du Pont (E.I.) de Nemours & Co.	3,600	175,356
Hercules, Inc.(a)	2,800	54,068
International Flavors & Fragrances, Inc.	700	34,412
Monsanto Co.	1,400	73,542
PPG Industries, Inc.	700	44,947
Praxair, Inc.	700	41,531
Rohm & Haas Co.(b)	600	30,672
		610,294
Commercial Services — 1.5%
Allied Waste Industries, Inc.(a)	4,100	50,389
Apollo Group, Inc. Cl. A(a) (b)	300	11,691
Cintas Corp.	400	15,884
Convergys Corp.(a)	1,700	40,426
Donnelley (R.R.) & Sons Co.	100	3,554
eBay, Inc.(a)	4,600	138,322
Ecolab, Inc.	400	18,080
Equifax, Inc.	800	32,480
Fluor Corp.(b)	200	16,330
Moody's Corp.	800	55,248
Paychex, Inc.	1,300	51,402
PerkinElmer, Inc.	700	15,561
Quest Diagnostics	800	42,400
Robert Half International, Inc.(b)	300	11,136
Ryder System, Inc.	1,000	51,060
Waste Management, Inc.	3,000	110,310
Western Union(b)	1,800	40,356
		704,629
Communications — 1.3%
Alcatel-Lucent Sponsored ADR (France)(b)	3,494	49,685
Avaya, Inc.(a)	3,300	46,134
Ciena Corp.(a)	342	9,477
Citizens Communications Co.	1,400	20,118
L-3 Communications Holdings, Inc.	400	32,712
Motorola, Inc.	8,300	170,648

(Continued)

The accompanying notes are an integral part of the financial statements.

17

MML Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Network Appliance, Inc.(a)	1,500	$58,920
Qualcomm, Inc.	5,500	207,845
Tellabs, Inc.(a)	1,700	17,442
		612,981
Computer Integrated Systems Design — 0.3%
Autodesk, Inc.(a)	800	32,368
Computer Sciences Corp.(a) (b)	700	37,359
Sun Microsystems, Inc.(a)	13,900	75,338
		145,065
Computer Programming Services — 0.0%
VeriSign, Inc.(a)	600	14,430
Computers & Information — 4.2%
Apple, Inc.(a)	3,400	288,456
Cisco Systems, Inc.(a)	23,300	636,789
Dell, Inc.(a)	9,000	225,810
EMC Corp.(a)	9,100	120,120
International Business Machines Corp.	5,900	573,185
International Game Technology	100	4,620
Jabil Circuit, Inc.	100	2,455
Lexmark International, Inc. Cl. A(a)	1,200	87,840
SanDisk Corp.(a)	400	17,212
Symbol Technologies, Inc.	1,000	14,940
		1,971,427
Computers & Office Equipment — 1.4%
Electronic Data Systems Corp.	2,000	55,100
Hewlett-Packard Co.	10,600	436,614
Pitney Bowes, Inc.	800	36,952
Xerox Corp.(a)	6,400	108,480
		637,146
Containers — 0.3%
Bemis Co., Inc.	400	13,592
Pactiv Corp.(a)	1,400	49,966
Sealed Air Corp.	300	19,476
Temple-Inland, Inc.	1,000	46,030
		129,064
Cosmetics & Personal Care — 2.4%
Avon Products, Inc.	1,700	56,168
Colgate-Palmolive Co.	2,000	130,480
The Estee Lauder Cos., Inc. Cl. A(b)	500	20,410
Kimberly-Clark Corp.	1,900	129,105
The Procter & Gamble Co.	11,892	764,299
		1,100,462

	Number of Shares	Market Value
Data Processing & Preparation — 0.6%
Automatic Data Processing, Inc.	2,300	$113,275
First Data Corp.	1,800	45,936
Fiserv, Inc.(a)	750	39,315
IMS Health, Inc.	2,200	60,456
NCR Corp.(a)	800	34,208
		293,190
Electric Utilities — 3.2%
AES Corp.(a)	500	11,020
Ameren Corp.(b)	800	42,984
American Electric Power Co., Inc.	1,500	63,870
CenterPoint Energy, Inc.(b)	1,300	21,554
Consolidated Edison, Inc.	1,000	48,070
Constellation Energy Group, Inc.	700	48,209
Dominion Resources, Inc.	700	58,688
DTE Energy Co.	1,000	48,410
Duke Energy Corp.	5,024	166,847
Edison International	1,900	86,412
Entergy Corp.	800	73,856
Exelon Corp.	1,500	92,835
FirstEnergy Corp.	1,500	90,315
FPL Group, Inc.(b)	1,700	92,514
NiSource, Inc.	700	16,870
PG&E Corp.	2,000	94,660
Pinnacle West Capital Corp.	700	35,448
PPL Corp.	1,600	57,344
Progress Energy, Inc.	1,000	49,080
Public Service Enterprise Group, Inc.	1,000	66,380
Southern Co.	3,200	117,952
TXU Corp.	1,800	97,578
		1,480,896
Electrical Equipment & Electronics — 5.6%
Advanced Micro Devices, Inc.(a)	300	6,105
Altera Corp.(a)	1,500	29,520
Analog Devices, Inc.	1,000	32,870
Broadcom Corp. Cl. A(a)	300	9,693
Emerson Electric Co.	3,400	149,838
General Electric Co.	38,200	1,421,422
Intel Corp.	21,000	425,250
Johnson Controls, Inc.(b)	700	60,144
KLA-Tencor Corp.	300	14,925
LSI Logic Corp.(a)	5,600	50,400
Maxim Integrated Products, Inc.	600	18,372
Micron Technology, Inc.(a)	1,600	22,336

	Number of Shares	Market Value
Molex, Inc.	500	$15,815
National Semiconductor Corp.	1,300	29,510
Novellus Systems, Inc.(a) (b)	1,500	51,630
Nvidia Corp.(a)	1,500	55,515
QLogic Corp.(a)	700	15,344
Rockwell Automation, Inc.	400	24,432
Texas Instruments, Inc.	4,900	141,120
Xilinx, Inc.	800	19,048
		2,593,289
Energy — 9.5%
Anadarko Petroleum Corp.	1,800	78,336
Apache Corp.	500	33,255
Ashland, Inc.	300	20,754
BJ Services Co.	400	11,728
Chesapeake Energy Corp.(b)	100	2,905
Chevron Corp.	8,621	633,902
ConocoPhillips	6,432	462,782
Devon Energy Corp.	1,000	67,080
Dynegy, Inc. Cl. A	32	232
El Paso Corp.	3,400	51,952
EOG Resources, Inc.	400	24,980
Exxon Mobil Corp.	21,700	1,662,871
Halliburton Co.	4,500	139,725
KeySpan Corp.	700	28,826
Kinder Morgan, Inc.	500	52,875
Marathon Oil Corp.	1,700	157,250
Nabors Industries Ltd.(a) (b)	100	2,978
National Oilwell Varco, Inc.(a)	700	42,826
Nicor, Inc.	900	42,120
Occidental Petroleum Corp.	3,600	175,788
Schlumberger Ltd.	4,500	284,220
Sempra Energy	1,400	78,358
Sunoco, Inc.	500	31,180
Transocean, Inc.(a)	800	64,712
Valero Energy Corp.	2,600	133,016
Weatherford International Ltd.	500	20,895
The Williams Cos., Inc.	1,200	31,344
Xcel Energy, Inc.(b)	2,600	59,956
XTO Energy, Inc.	300	14,115
		4,410,961
Entertainment & Leisure — 1.0%
News Corp., Inc. Cl. A	6,500	139,620
The Walt Disney Co.	9,000	308,430
		448,050

(Continued)

The accompanying notes are an integral part of the financial statements.

18

MML Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Financial Services — 7.2%
American Express Co.	4,700	$285,149
Ameriprise Financial, Inc.	960	52,320
Apartment Investment & Management Co. Cl. A	300	16,806
Archstone-Smith Trust REIT	800	46,568
The Bear Stearns Cos., Inc.	800	130,224
Chicago Mercantile Exchange Holdings, Inc.	100	50,975
CIT Group, Inc.	1,500	83,655
Citigroup, Inc.	18,700	1,041,590
Countrywide Financial Corp.	2,398	101,795
E*TRADE Financial Corp.(a)	1,000	22,420
Federated Investors, Inc. Cl. B	100	3,378
Franklin Resources, Inc.	300	33,051
The Goldman Sachs Group, Inc.	1,800	358,830
Huntington Bancshares, Inc.	800	19,000
Janus Capital Group, Inc.	200	4,318
Legg Mason, Inc.	200	19,010
Lehman Brothers Holdings, Inc.	2,600	203,112
Merrill Lynch & Co., Inc.	3,800	353,780
Morgan Stanley	4,500	366,435
PNC Financial Services Group, Inc.	1,200	88,848
The Charles Schwab Corp.	2,400	46,416
T. Rowe Price Group, Inc.	200	8,754
		3,336,434
Food Retailers — 0.2%
Starbucks Corp.(a)	1,500	53,130
SuperValu, Inc.	500	17,875
		71,005
Foods — 1.4%
Archer-Daniels-Midland Co.	1,400	44,744
Campbell Soup Co.	1,400	54,446
ConAgra Foods, Inc.	2,700	72,900
Dean Foods Co.(a)	800	33,824
General Mills, Inc.	1,700	97,920
Heinz (H. J.) Co.	1,600	72,016
Kellogg Co.	100	5,006
The Kroger Co.	2,900	66,903
McCormick & Co., Inc.	700	26,992
Safeway, Inc.	1,800	62,208
Sara Lee Corp.	5,300	90,259
Sysco Corp.	1,000	36,760
		663,978

	Number of Shares	Market Value
Forest Products & Paper — 0.1%
International Paper Co.	600	$20,460
Plum Creek Timber Co., Inc.	400	15,940
Weyerhaeuser Co.(b)	200	14,130
		50,530
Healthcare — 1.0%
Caremark Rx, Inc.	1,800	102,798
Coventry Health Care, Inc.(a)	50	2,502
Express Scripts, Inc.(a)	600	42,960
Humana, Inc.(a)	600	33,186
Laboratory Corp. of America Holdings(a) (b)	800	58,776
Manor Care, Inc.	300	14,076
UnitedHealth Group, Inc.	4,000	214,920
		469,218
Home Construction, Furnishings & Appliances — 0.2%
Centex Corp.(b)	400	22,508
Leggett & Platt, Inc.	700	16,730
Lennar Corp. Cl. A	400	20,984
Whirlpool Corp.	300	24,906
		85,128
Household Products — 0.4%
The Black & Decker Corp.	300	23,991
The Clorox Co.	500	32,075
Newell Rubbermaid, Inc.	1,200	34,740
The Sherwin-Williams Co.	800	50,864
Snap-on, Inc.	300	14,292
The Stanley Works	400	20,116
		176,078
Industrial – Distribution — 0.0%
W.W. Grainger, Inc.	100	6,994
Industrial – Diversified — 1.7%
3M Co.	2,300	179,239
Cooper Industries Ltd. Cl. A	400	36,172
Corning, Inc.(a)	5,200	97,292
Danaher Corp.	1,500	108,660
Eaton Corp.	1,000	75,140
Illinois Tool Works, Inc.	600	27,714
ITT Industries, Inc.	700	39,774
Tyco International Ltd.	8,100	246,240
		810,231
Information Retrieval Services — 1.0%
Google, Inc. Cl. A(a)	700	322,336
Juniper Networks, Inc.(a)	1,500	28,410
Yahoo!, Inc.(a) (b)	3,800	97,052
		447,798

	Number of Shares	Market Value
Insurance — 6.7%
ACE Ltd.	1,300	$78,741
Aetna, Inc.	3,000	129,540
AFLAC, Inc.	900	41,400
Allstate Corp.	3,000	195,330
Ambac Financial Group, Inc.	700	62,349
American International Group, Inc.	9,900	709,434
Aon Corp.	700	24,738
Chubb Corp.	2,300	121,693
Cigna Corp.	800	105,256
Cincinnati Financial Corp.	920	41,685
Genworth Financial, Inc. Cl. A	1,900	64,999
The Hartford Financial Services Group, Inc.	1,300	121,303
Lincoln National Corp.	1,769	117,462
Loews Corp.	1,900	78,793
Marsh & McLennan Cos., Inc.	2,100	64,386
MBIA, Inc.	900	65,754
Metlife, Inc.	3,500	206,535
MGIC Investment Corp.	300	18,762
Principal Financial Group, Inc.(b)	1,000	58,700
Progressive Corp.	2,600	62,972
Prudential Financial, Inc.	2,200	188,892
Safeco Corp.	1,000	62,550
St. Paul Travelers Co.	3,430	184,157
Torchmark Corp.	400	25,504
UnumProvident Corp.	1,100	22,858
WellPoint, Inc.(a)	2,600	204,594
XL Capital Ltd. Cl. A	600	43,212
		3,101,599
Lodging — 0.3%
Hilton Hotels Corp.	900	31,410
Marriott International, Inc. Cl. A	200	9,544
Starwood Hotels & Resorts Worldwide, Inc.	900	56,250
Wyndham Worldwide Corp.(a)	2,040	65,321
		162,525
Machinery & Components — 0.9%
Baker Hughes, Inc.	800	59,728
Caterpillar, Inc.	2,000	122,660
Cummins, Inc.	400	47,272
Deere & Co.(b)	400	38,028
Dover Corp.	900	44,118
Ingersoll-Rand Co. Ltd. Cl. A	1,400	54,782
Parker Hannifin Corp.	900	69,192
		435,780

(Continued)

The accompanying notes are an integral part of the financial statements.

19

MML Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Manufacturing — 0.3%
American Standard Cos., Inc.	400	$18,340
Applied Materials, Inc.	3,900	71,955
Avery Dennison Corp.	400	27,172
		117,467
Medical Supplies — 1.8%
Agilent Technologies, Inc.(a)	1,800	62,730
Applera Corp. - Applied Biosystems Group	2,000	73,380
Bard (C.R.), Inc.	200	16,594
Bausch & Lomb, Inc.	200	10,412
Baxter International, Inc.	3,300	153,087
Becton, Dickinson & Co.	1,000	70,150
Boston Scientific Corp.(a)	3,000	51,540
Medtronic, Inc.(b)	3,300	176,583
Stryker Corp.	300	16,533
Tektronix, Inc.	400	11,668
Thermo Fisher Scientific, Inc.(a) (b)	2,600	117,754
Waters Corp.(a)	600	29,382
Zimmer Holdings, Inc.(a) (b)	900	70,542
		860,355
Metals & Mining — 1.0%
Alcoa, Inc.	2,300	69,023
Allegheny Technologies, Inc.	200	18,136
Freeport-McMoRan Copper & Gold, Inc. Cl. B(b)	600	33,438
Newmont Mining Corp.	700	31,605
Nucor Corp.	2,000	109,320
Phelps Dodge Corp.	900	107,748
United States Steel Corp.	1,000	73,140
		442,410
Pharmaceuticals — 7.9%
Abbott Laboratories	6,100	297,131
AmerisourceBergen Corp.	1,100	49,456
Amgen, Inc.(a)	4,700	321,057
Biogen Idec, Inc.(a) (b)	1,600	78,704
Bristol-Myers Squibb Co.	5,500	144,760
Cardinal Health, Inc.	1,600	103,088
Celgene Corp.(a)	500	28,765
Eli Lilly & Co.	2,900	151,090
Forest Laboratories, Inc.(a)	2,000	101,200
Genzyme Corp.(a)	300	18,474
Gilead Sciences, Inc.(a)	1,000	64,930
Johnson & Johnson	11,000	726,220

	Number of Shares	Market Value
King Pharmaceuticals, Inc.(a)	1,000	$15,920
McKesson Corp.	1,800	91,260
Medco Health Solutions, Inc.(a)	600	32,064
Merck & Co., Inc.	8,900	388,040
Mylan Laboratories, Inc.	900	17,964
Pfizer, Inc.	27,900	722,610
Schering-Plough Corp.(b)	3,500	82,740
Sigma-Aldrich Corp.	300	23,316
Watson Pharmaceutical, Inc.(a)	500	13,015
Wyeth	4,100	208,772
		3,680,576
Photography Equipment/Supplies — 0.1%
Eastman Kodak Co.(b)	2,700	69,660
Prepackaged Software — 3.5%
Adobe Systems, Inc.(a)	2,300	94,576
BMC Software, Inc.(a)	1,800	57,960
CA, Inc.	1,606	36,376
Citrix Systems, Inc.(a)	700	18,935
Compuware Corp.(a)	1,400	11,662
Electronic Arts, Inc.(a)	500	25,180
Intuit, Inc.(a)	1,400	42,714
Microsoft Corp.	32,200	961,492
Novell, Inc.(a)	700	4,340
Oracle Corp.(a)	17,031	291,911
Symantec Corp.(a) (b)	3,900	81,315
		1,626,461
Real Estate — 0.5%
Boston Properties, Inc.	300	33,564
Equity Office Properties Trust	400	19,268
Equity Residential REIT	900	45,675
ProLogis	700	42,539
Realogy Corp.(a)	750	22,740
Simon Property Group, Inc. REIT	300	30,387
Vornado Realty Trust	400	48,600
		242,773
Restaurants — 0.8%
Darden Restaurants, Inc.	600	24,102
McDonald's Corp.	5,200	230,516
Wendy's International, Inc.	200	6,618
Yum! Brands, Inc.	1,600	94,080
		355,316
Retail — 4.4%
Amazon.com, Inc.(a) (b)	900	35,514
AutoZone, Inc.(a)	500	57,780
Best Buy Co., Inc.	1,550	76,244

	Number of Shares	Market Value
Big Lots, Inc.(a)	2,600	$59,592
Circuit City Stores, Inc.	100	1,898
Costco Wholesale Corp.	800	42,296
CVS Corp.	1,800	55,638
Family Dollar Stores, Inc.	1,400	41,062
Federated Department Stores, Inc.	2,186	83,352
The Home Depot, Inc.	6,800	273,088
J.C. Penney Co., Inc.	900	69,624
Kohl's Corp.(a)	1,900	130,017
Lowe's Companies, Inc.(b)	4,200	130,830
Office Depot, Inc.(a)	2,100	80,157
OfficeMax, Inc.	500	24,825
Sears Holdings Corp.(a) (b)	500	83,965
Staples, Inc.	1,700	45,390
Target Corp.	2,500	142,625
The TJX Cos., Inc.	3,200	91,136
Walgreen Co.(b)	2,800	128,492
Wal-Mart Stores, Inc.	8,700	401,766
		2,055,291
Telephone Utilities — 3.6%
Alltel Corp.	1,400	84,672
AT&T, Inc.	15,000	536,250
BellSouth Corp.	7,000	329,770
CenturyTel, Inc.	800	34,928
Embarq Corp.	574	30,169
Qwest Communications International, Inc.(a)	6,300	52,731
Sprint Nextel Corp.	8,800	166,232
Verizon Communications, Inc.	11,300	420,812
Windstream Corp.	2,200	31,284
		1,686,848
Tobacco — 1.7%
Altria Group, Inc.	7,800	669,396
Reynolds American, Inc.	700	45,829
UST, Inc.	900	52,380
		767,605
Toys, Games — 0.3%
Hasbro, Inc.	2,300	62,675
Mattel, Inc.	3,500	79,310
		141,985
Transportation — 1.5%
Burlington Northern Santa Fe Corp.	900	66,429
Carnival Corp.	800	39,240
CSX Corp.	1,500	51,645
FedEx Corp.	900	97,758
Norfolk Southern Corp.	1,700	85,493
Union Pacific Corp.	700	64,414

(Continued)

The accompanying notes are an integral part of the financial statements.

20

MML Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
United Parcel Service, Inc. Cl. B	3,700	$277,426
		682,405
Travel — 0.1%
Sabre Holdings Corp. Cl. A	1,400	44,646
TOTAL EQUITIES (Cost $42,089,428)		46,282,817
	Principal Amount
SHORT-TERM INVESTMENTS — 5.4%
Cash Equivalents — 5.0%(d)
Abbey National PLC Eurodollar Time Deposit 5.280% 01/05/2007	$57,447	57,447
American Beacon Money Market Fund(c)	19,840	19,840
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	83,962	83,962
Bank of America 5.270% 01/09/2007	44,191	44,191
Bank of America 5.310% 03/08/2007	44,191	44,191
Bank of America 5.320% 02/16/2007	13,257	13,257
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 01/30/2007	26,514	26,514
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 02/06/2007	88,381	88,381
Bank of Nova Scotia Eurodollar Time Deposit 5.300% 02/27/2007	57,448	57,448
The Bank of the West Eurodollar Time Deposit 5.285% 01/17/2007	22,095	22,095
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	44,191	44,191
Barclays Eurodollar Time Deposit 5.310% 02/20/2007	44,191	44,191
Barclays Eurodollar Time Deposit 5.320% 02/13/2007	13,257	13,257
BGI Institutional Money Market Fund(c)	41,747	41,747

	Principal Amount	Market Value
Calyon Eurodollar Time Deposit 5.290% 03/05/2007	$66,286	$66,286
Calyon Eurodollar Time Deposit 5.310% 02/16/2007	22,095	22,095
Calyon Eurodollar Time Deposit 5.310% 02/22/2007	22,095	22,095
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 01/29/2007	81,311	81,311
Citigroup Eurodollar Time Deposit 5.305% 03/05/2007	66,286	66,286
Citigroup Eurodollar Time Deposit 5.310% 03/16/2007	22,095	22,095
Commonwealth Bank of Australia Commercial Paper 5.291% 01/08/2007	44,191	44,191
Dexia Group Eurodollar Time Deposit 5.285% 01/16/2007	44,191	44,191
Dreyfus Cash Management Plus Money Market Fund(c)	15,785	15,785
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	7,401	7,401
Federal Home Loan Bank Discount Note 5.207% 01/19/2007	11,532	11,532
First Tennessee National Corp. Eurodollar Time Deposit 5.290% 01/18/2007	44,191	44,191
Fortis Bank Eurodollar Time Deposit 5.295% 01/02/2007	17,676	17,676
Fortis Bank Eurodollar Time Deposit 5.300% 01/24/2007	66,286	66,286
Fortis Bank Eurodollar Time Deposit 5.300% 01/26/2007	66,286	66,286
Freddie Mac Discount Note 5.231% 01/23/2007	17,587	17,587

	Principal Amount	Market Value
General Electric Capital Corp. Commercial Paper 5.296% 01/26/2007	$22,095	$22,095
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	39,588	39,588
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	61,867	61,867
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/25/2007	44,191	44,191
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.305% 03/14/2007	35,353	35,353
Lloyds TSB Bank Eurodollar Time Deposit 5.300% 02/26/2007	66,286	66,286
Marshall & Ilsley Bank Eurodollar Time Deposit 5.300% 03/19/2007	26,514	26,514
Rabobank Nederland Eurodollar Time Deposit 5.250% 01/02/2007	110,477	110,477
Rabobank Nederland Eurodollar Time Deposit 5.300% 03/05/2007	39,772	39,772
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/14/2007	44,191	44,191
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/15/2007	65,402	65,402
Royal Bank of Scotland Eurodollar Time Deposit 5.280% 01/11/2007	44,191	44,191
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 01/16/2007	8,838	8,838
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 02/09/2007	22,095	22,095
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	35,353	35,353
Societe Generale Eurodollar Time Deposit 5.270% 01/19/2007	88,381	88,381

(Continued)

The accompanying notes are an integral part of the financial statements.

21

MML Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Societe Generale Eurodollar Time Deposit 5.290% 02/01/2007	$66,286	$66,286
Societe Generale Eurodollar Time Deposit 5.313% 01/02/2007	17,676	17,676
Svenska Handlesbanken Eurodollar Time Deposit 5.250% 01/02/2007	152,441	152,441
UBS AG Eurodollar Time Deposit 5.290% 01/02/2007	22,979	22,979
UBS AG Eurodollar Time Deposit 5.300% 01/04/2007	53,029	53,029
UBS AG Eurodollar Time Deposit 5.300% 01/05/2007	26,514	26,514
		2,309,525
Repurchase Agreement — 0.4%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/2006, 3.50%, due 01/02/2007(e)	207,980	207,980
TOTAL SHORT-TERM INVESTMENTS (Cost $2,517,505)		2,517,505
TOTAL INVESTMENTS — 104.9% (Cost $44,606,933)(f)		48,800,322
Other Assets/ (Liabilities) — (4.9%)		(2,294,599)
NET ASSETS — 100.0%		$46,505,723

Notes to Portfolio of Investments

ADR - American Depository Receipt

REIT - Real Estate Investment Trust

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $208,061. Collateralized by a U.S. Government Agency obligation with a rate of 8.875%, maturity date of 9/25/2010, and aggregate market value, including accrued interest, of $218,379.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

22

MML Small Cap Equity Fund – Portfolio of Investments

December 31, 2006

	Number of Shares	Market Value
EQUITIES — 99.2%
COMMON STOCK — 99.2%
Advertising — 0.2%
24/7 Real Media, Inc.(a)	3,111	$28,155
aQuantive, Inc.(a)	1,900	46,854
Catalina Marketing Corp.	497	13,667
Valueclick, Inc.(a)	3,900	92,157
		180,833
Aerospace & Defense — 0.7%
Armor Holdings, Inc.(a)	2,344	128,568
K&F Industries Holdings, Inc.(a)	1,200	27,252
Kaman Corp.	612	13,703
Orbital Sciences Corp.(a) (b)	12,929	238,411
Sequa Corp. Cl. A(a)	700	80,542
Spirit AeroSystems Holdings, Inc. Cl. A(a)	2,650	88,695
Triumph Group, Inc.	82	4,299
		581,470
Agribusiness — 0.2%
Delta & Pine Land Co.	4,324	174,906
Air Transportation — 0.9%
ABX Air, Inc.(a)	1,000	6,930
Air Methods Corp.(a)	977	27,278
Alaska Air Group, Inc.(a)	5,600	221,200
Allegiant Travel Co(a)	260	7,296
AMR Corp.(a)	6,060	183,194
Atlas Air Worldwide Holdings, Inc.(a)	1,600	71,200
Continental Airlines, Inc. Cl. B(a) (b)	4,180	172,425
ExpressJet Holdings, Inc.(a)	4,288	34,733
Frontier Airlines Holdings, Inc.(a) (b)	2,300	17,020
Mesa Air Group, Inc.(a) (b)	143	1,226
SkyWest, Inc.	1,800	45,918
US Airways Group, Inc.(a) (b)	200	10,770
		799,190
Apparel, Textiles & Shoes — 5.6%
Abercrombie & Fitch Co. Cl. A	1,700	118,371
Aeropostale, Inc.(a)	9,500	293,265
Albany International Corp. Cl. A	1,509	49,661
American Eagle Outfitters, Inc.	3,757	117,256

	Number of Shares	Market Value
AnnTaylor Stores Corp.(a)	2,786	$91,492
bebe stores, Inc.(b)	2,900	57,391
Brown Shoe Co., Inc.	6,798	324,537
The Buckle, Inc.	3,117	158,499
Cache, Inc.(a)	1,212	30,591
Casual Male Retail Group, Inc.(a) (b)	4,392	57,316
Cato Corp. Cl. A	4,044	92,648
Charlotte Russe Holding, Inc.(a)	2,166	66,604
Charming Shoppes, Inc.(a)	18,008	243,648
Christopher & Banks Corp.	6,900	128,754
Deckers Outdoor Corp.(a) (b)	1,000	59,950
Dress Barn, Inc.(a)	11,854	276,554
DSW, Inc. Cl. A(a) (b)	5,400	208,278
The Gymboree Corp.(a)	7,693	293,565
Interface, Inc. Cl. A(a)	7,679	109,195
Jones Apparel Group, Inc.	2,422	80,967
Kellwood Co.(b)	6,221	202,307
K-Swiss, Inc. Cl. A	800	24,592
Liz Claiborne, Inc.	375	16,297
Maidenform Brands, Inc.(a)	1,400	25,368
Mothers Work, Inc.(a)	400	15,756
Nordstrom, Inc.	700	34,538
Pacific Sunwear of California, Inc.(a)	800	15,664
Payless ShoeSource, Inc.(a)	11,248	369,159
Perry Ellis International, Inc.(a)	800	32,800
Phillips-Van Heusen Corp.	622	31,206
Polo Ralph Lauren Corp.	1,300	100,958
Ross Stores, Inc.	3,500	102,550
Shoe Carnival, Inc.(a)	1,668	52,709
Skechers U.S.A., Inc. Cl. A(a)	7,075	235,668
Steven Madden Ltd.	5,585	195,978
Syms Corp.(a)	900	17,919
True Religion Apparel, Inc.(a) (b)	1,200	18,372
Tween Brands, Inc.(a) (b)	4,402	175,772
United Retail Group, Inc.(a)	600	8,412
VF Corp.	500	41,040
Wet Seal, Inc. Cl. A(a)	7,156	47,731
Wolverine World Wide, Inc.	10,102	288,109
		4,911,447
Automotive & Parts — 2.1%
A.O. Smith Corp.	533	20,019
Aftermarket Technology Corp.(a)	1,739	37,006
ArvinMeritor, Inc.	14,818	270,132

	Number of Shares	Market Value
Asbury Automotive Group, Inc.	3,447	$81,211
Autoliv, Inc.	1,500	90,450
AutoNation, Inc.(a)	3,134	66,817
Commercial Vehicle Group, Inc.(a)	100	2,180
Federal Signal Corp.	1,500	24,060
Fuel Systems Solutions, Inc.(a)	539	11,901
The Goodyear Tire & Rubber Co.(a) (b)	5,800	121,742
Group 1 Automotive, Inc.	5,257	271,892
Lear Corp.(b)	7,303	215,658
Midas, Inc.(a)	800	18,400
Miller Industries, Inc.(a)	777	18,648
Modine Manufacturing Co.	3,711	92,886
Myers Industries, Inc.	2,297	35,971
Navistar International Corp.(a)	500	16,715
Rush Enterprises, Inc. Cl. A(a)	1,072	18,138
Sonic Automotive, Inc.	3,000	87,120
Standard Motor Products, Inc.	100	1,498
Tenneco, Inc.(a)	10,729	265,221
Winnebago Industries, Inc.(b)	3,600	118,476
		1,886,141
Banking, Savings & Loans — 2.6%
Advanta Corp. Cl. B	4,661	203,359
Asta Funding, Inc.(b)	1,590	48,400
BancorpSouth, Inc.	788	21,134
Bank Mutual Corp.	1,995	24,159
Bankunited Financial Corp. Cl. A	900	25,164
Banner Corp.	300	13,302
Citizens First Bancorp, Inc.	200	6,148
City Holding Co.	943	38,559
Columbia Banking Systems, Inc.	610	21,423
Community Trust Bancorp, Inc.	200	8,306
Corus Bankshares, Inc.(b)	8,570	197,710
Credit Acceptance Corp.(a)	366	12,199
Dollar Financial Corp.(a)	969	26,996
Federal Agricultural Mortgage Corp. Cl. C	923	25,041
Financial Institutions, Inc.	100	2,305
First Citizens BancShares, Inc. Cl. A	200	40,528

(Continued)

The accompanying notes are an integral part of the financial statements.

23

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
First Financial Holdings, Inc.	300	$11,754
The First Marblehead Corp.(b)	1,850	101,102
First Niagara Financial Group, Inc.	8,008	118,999
First South Bancorp, Inc.(b)	100	3,189
FirstFed Financial Corp.(a) (b)	3,225	215,978
Frontier Financial Corp.(b)	1,000	29,230
Greater Bay Bancorp	4,483	118,037
Greene County Bancshares, Inc.	200	7,946
Hancock Holding Co.	1,985	104,887
Hanmi Financial Corp.	2,400	54,072
Independent Bank Corp.	707	17,880
Intervest Bancshares Corp.(a)	1,000	34,410
ITLA Capital Corp.	100	5,791
KNBT Bancorp, Inc.	100	1,673
MAF Bancorp, Inc.	2,000	89,380
National Penn Bancshares, Inc.	118	2,389
Net 1 UEPS Technologies, Inc.(a)	900	26,604
PFF Bancorp, Inc.	2,125	73,334
Porter Bancorp., Inc.	400	8,876
Preferred Bank/ Los Angeles, CA	400	24,036
PrivateBancorp, Inc.	700	29,141
Provident Bankshares Corp.	1,407	50,089
Provident Financial Services, Inc.	3,711	67,280
Republic Bancorp, Inc. Cl. A	300	7,527
Southwest Bancorp, Inc.	300	8,358
Sterling Bancshares, Inc.	900	11,718
Sterling Financial Corp.	3,274	110,694
Taylor Capital Group Inc.	100	3,661
TierOne Corp.	1,178	37,237
Union Bankshares Corp.	50	1,529
United Community Banks, Inc.	200	6,464
World Acceptance Corp.(a)	4,200	197,190
WSFS Financial Corp.	400	26,772
		2,321,960
Beverages — 0.2%
Boston Beer Co., Inc. Cl. A(a)	600	21,588
Cott Corp.(a) (b)	700	10,017
Jones Soda Co.(a)	600	7,380
MGP Ingredients, Inc.(b)	1,500	33,915

	Number of Shares	Market Value
Molson Coors Brewing Co. Cl. B	1,100	$84,084
National Beverage Corp.(a) (b)	1,695	23,781
		180,765
Broadcasting, Publishing & Printing — 1.3%
American Greetings Corp. Cl. A	5,312	126,797
Banta Corp.	3,649	132,824
Charter Communications, Inc. Cl. A(a) (b)	32,400	99,144
Citadel Broadcasting Corp.	4,100	40,836
Cox Radio, Inc. Cl. A(a)	9,444	153,937
CSS Industries, Inc.	100	3,537
Cumulus Media, Inc. Cl. A(a) (b)	4,302	44,698
Gatehouse Media, Inc.	1,200	22,272
Journal Register Co.	3,300	24,090
Knology, Inc.(a)	1,801	19,163
Lee Enterprises, Inc.	2,800	86,968
Lin TV Corp. Cl. A(a)	1,300	12,935
LodgeNet Entertainment Corp.(a)	1,600	40,048
Mediacom Communications Corp.(a)	7,200	57,888
Radio One, Inc. Cl. D(a)	3,700	24,938
Reader's Digest Association	3,772	62,992
Scholastic Corp.(a)	3,200	114,688
Sinclair Broadcast Group, Inc. Cl. A	7,316	76,818
Westwood One, Inc.	4,900	34,594
		1,179,167
Building Materials & Construction — 1.4%
Andersons, Inc. (The)	208	8,817
Builders FirstSource, Inc.(a)	3,300	58,839
Chemed Corp.	5,000	184,900
Comfort Systems USA, Inc.	4,024	50,863
Digi International, Inc.(a)	1,904	26,256
Eagle Materials, Inc.	6,477	280,001
Emcor Group, Inc.(a)	5,797	329,559
Granite Construction, Inc.	1,662	83,632
Interline Brands, Inc.(a)	2,566	57,658
Kinetic Concepts, Inc.(a)	1,500	59,325
Louisiana-Pacific Corp.	3,000	64,590
US Concrete, Inc.(a)	3,771	26,850
		1,231,290
Chemicals — 4.5%
AEP Industries, Inc.(a)	500	26,655
Albemarle Corp.	1,400	100,520
Arch Chemicals, Inc.	1,574	52,430
Cabot Corp.	200	8,714

	Number of Shares	Market Value
CF Industries Holdings, Inc.	7,900	$202,556
Compass Minerals International, Inc.	2,501	78,932
Eastman Chemical Co.	200	11,862
FMC Corp.	918	70,273
Georgia Gulf Corp.	2,900	55,999
W.R. Grace & Co.(a) (b)	16,313	322,997
H.B. Fuller Co.	11,600	299,512
Hercules, Inc.(a)	18,200	351,442
Innophos Holdings Inc.	2,600	38,168
Innospec, Inc.	100	4,655
Koppers Holdings, Inc.	500	13,035
Landec Corp.(a)	200	2,152
The Lubrizol Corp.	1,500	75,195
Lyondell Chemical Co.	4,500	115,065
MacDermid, Inc.	446	15,209
NewMarket Corp.	4,535	267,792
Olin Corp.	4,600	75,992
OM Group, Inc.(a)	6,246	282,819
Pioneer Cos., Inc.(a)	1,627	46,630
PolyOne Corp.(a)	23,848	178,860
PW Eagle, Inc.(b)	1,591	54,890
Rockwood Holdings, Inc.(a)	1,500	37,890
Rohm & Haas Co.	300	15,336
Schulman (A.), Inc.	2,040	45,390
Spartech Corp.	8,992	235,770
Terra Industries, Inc.(a) (b)	14,000	167,720
TETRA Technologies, Inc.(a)	10,518	190,271
Tronox, Inc. Cl. A(b)	3,615	57,804
UAP Holding Corp.	6,106	153,749
Usec, Inc.(a)	21,072	268,036
The Valspar Corp.	2,700	74,628
		3,998,948
Commercial Services — 8.1%
ACCO Brands Corp.(a)	300	7,941
Administaff, Inc.(b)	6,249	267,270
Aercap Holdings Nv(a)	4,700	108,946
Allied Waste Industries, Inc.(a)	3,400	41,786
Ambassadors Group, Inc.	1,588	48,196
American Ecology Corp.	244	4,516
American Railcar Industries, Inc.	603	20,526
American Reprographics Co.(a)	1,700	56,627
Apollo Group, Inc. Cl. A(a) (b)	1,800	70,146
Arbitron, Inc.	300	13,032
BearingPoint, Inc.(a)	1,000	7,870
Bowne & Co., Inc.	700	11,158
Bright Horizons Family Solutions, Inc.(a)	1,000	38,660
CBIZ, Inc.(a)	5,206	36,286

(Continued)

The accompanying notes are an integral part of the financial statements.

24

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
CDI Corp.	100	$2,490
Celera Genomics Group - Applera Corp.(a)	400	5,596
Central Parking Corp.(b)	1,577	28,386
Cenveo, Inc.(a)	8,320	176,384
Clean Harbors, Inc.(a)	2,273	110,036
Coinstar, Inc.(a)	3,000	91,710
Computer Programs & Systems, Inc.	700	23,793
COMSYS IT Partners, Inc.(a)	1,700	34,357
Consolidated Graphics, Inc.(a)	2,000	118,140
Convergys Corp.(a)	4,113	97,807
Corinthian Colleges, Inc.(a)	8,173	111,398
Cornell Cos., Inc.(a)	500	9,125
Corrections Corp. of America(a)	1,252	56,628
CPI Corp.	400	18,596
CRA International, Inc.(a) (b)	600	31,440
Ctrip.com International Ltd. ADR (China)	800	49,984
DeVry, Inc.	9,700	271,600
Diamond Management & Technology Consultants, Inc.	600	7,464
Diversa Corp.(a)	174	1,893
Dollar Thrifty Automotive Group, Inc.(a)	789	35,986
Donnelley (R.R.) & Sons Co.	1,700	60,418
Dycom Industries, Inc.(a)	500	10,560
Ennis, Inc.	2,311	56,527
Exponent, Inc.(a)	2,000	37,320
First Consulting Group, Inc.(a)	700	9,632
Forrester Research, Inc.(a)	2,056	55,738
FTD Group, Inc.(a)	2,291	40,986
GenTek, Inc.(a)	600	20,754
Gevity HR, Inc.	800	18,952
Harris Interactive, Inc.(a)	1,000	5,040
Healthcare Services Group, Inc.	1,004	29,076
Heidrick & Struggles International, Inc.(a)	1,557	65,955
Hewitt Associates, Inc. Cl. A(a)	200	5,150
ICT Group, Inc.(a)	1,300	41,067
Ikon Office Solutions, Inc.	18,409	301,355
Infrasource Services, Inc.(a)	7,590	165,234
inVentiv Health, Inc.(a)	800	28,280
INVESTools, Inc.(a)	4,771	65,792
ITT Educational Services, Inc.(a)	1,288	85,485
Jackson Hewitt Tax Service, Inc.	5,076	172,432

	Number of Shares	Market Value
John H. Harland Co.	5,800	$291,160
Kendle International, Inc.(a)	1,272	40,004
Kforce, Inc.(a)	2,162	26,312
Korn/Ferry International(a) (b)	11,889	272,971
Labor Ready, Inc.(a)	14,020	256,987
Liquidity Services, Inc.(a)	300	5,163
Luminex Corp.(a)	1,236	15,697
Magellan Health Services, Inc.(a)	4,563	197,213
Manpower, Inc.	1,662	124,534
Maximus, Inc.	1,000	30,780
Metal Management, Inc.	2,097	79,371
MPS Group, Inc.(a)	19,146	271,490
Omnicell, Inc.(a)	2,600	48,438
On Assignment, Inc.(a)	1,837	21,585
PeopleSupport, Inc.(a)	1,600	33,680
Per-Se Technologies, Inc.(a) (b)	1,130	31,391
PharmaNet Development Group, Inc.(a) (b)	1,400	30,898
Phase Forward, Inc.(a)	2,385	35,727
PHH Corp.(a)	4,144	119,637
Quanta Services, Inc.(a)	3,636	71,520
Regeneron Pharmaceuticals, Inc.(a)	1,000	20,070
Regis Corp.	2,476	97,901
Rent-A-Center, Inc.(a)	10,013	295,484
Resources Connection, Inc.(a)	200	6,368
Robert Half International, Inc.	1,000	37,120
Ryder System, Inc.	653	33,342
SAIC, Inc.(a)	600	10,674
Service Corp. International	3,700	37,925
Sitel Corp.(a)	2,454	10,356
Sotheby's	1,573	48,794
Spherion Corp.(a)	5,629	41,823
The Standard Register Co.	600	7,200
Startek, Inc.	564	7,637
Steiner Leisure Ltd.(a)	2,161	98,326
Stewart Enterprises, Inc. Cl. A	5,413	33,831
Strayer Education, Inc.	1,049	111,246
Team, Inc.(a) (b)	800	27,864
TeleTech Holdings, Inc.(a)	1,203	28,728
The Geo Group, Inc.(a)	727	27,277
THE9 Ltd. ADR (Cayman Islands)(a)	300	9,666
United Rentals, Inc.(a) (b)	3,584	91,141
Universal Compression Holdings, Inc.(a)	1,622	100,742
Vertrue, Inc.(a) (b)	600	23,046
Viad Corp.	4,805	195,083

	Number of Shares	Market Value
Volt Information Sciences, Inc.(a)	1,719	$86,311
Waste Industries USA, Inc.	500	15,260
Watson Wyatt Worldwide, Inc.	5,800	261,870
Wind River Systems, Inc.(a) (b)	6,000	61,500
		7,122,669
Communications — 2.2%
Andrew Corp.(a)	700	7,161
Arris Group, Inc.(a)	23,300	291,483
Avaya, Inc.(a)	9,100	127,218
Broadwing Corp.(a)	500	7,810
Carrier Access Corp.(a)	1,231	8,075
C-COR, Inc.(a)	2,900	32,306
Citizens Communications Co.	5,888	84,611
Comtech Telecommunications(a)	2,100	79,947
CT Communications, Inc.	1,538	35,251
Cubic Corp.	200	4,340
Ditech Networks, Inc.(a)	2,600	17,992
Harmonic, Inc.(a)	4,500	32,715
InterDigital Communications Corp.(a)	9,400	315,370
Inter-Tel, Inc.	200	4,432
L-3 Communications Holdings, Inc.	400	32,712
Polycom, Inc.(a)	10,441	322,731
Sonus Networks, Inc.(a)	15,400	101,486
Stratex Networks, Inc.(a)	1,500	7,245
Symmetricom, Inc.(a)	700	6,244
Tekelec(a)	6,500	96,395
Tellabs, Inc.(a)	5,800	59,508
UTStarcom, Inc.(a) (b)	25,200	220,500
Viasat, Inc.(a)	2,389	71,216
		1,966,748
Computer & Other Data Processing Service — 0.1%
IHS, Inc. Cl. A(a)	1,900	75,012
Computer Integrated Systems Design — 2.2%
Adaptec, Inc.(a)	2,600	12,116
Ansoft Corp.(a)	3,157	87,765
Autodesk, Inc.(a)	1,900	76,874
Cadence Design Systems, Inc.(a)	6,170	110,505
Cogent, Inc.(a) (b)	900	9,909
Computer Sciences Corp.(a)	2,200	117,414
Digital Insight Corp.(a)	5,610	215,929
Hypercom Corp.(a)	4,532	28,778
Integral Systems, Inc.	500	11,585
JDA Software Group, Inc.(a)	1,601	22,046
ManTech International Corp. Cl. A(a)	900	33,147

(Continued)

The accompanying notes are an integral part of the financial statements.

25

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Mentor Graphics Corp.(a)	16,700	$301,101
Parametric Technology Corp.(a)	1,100	19,822
Perot Systems Corp. Cl. A(a)	7,000	114,730
Quality Systems, Inc.	2,500	93,175
RadiSys Corp.(a)	2,202	36,707
SafeNet, Inc.(a)	800	19,152
SYKES Enterprises, Inc.(a)	7,363	129,883
SYNNEX Corp.(a)	1,500	32,910
Synopsys, Inc.(a)	5,376	143,700
Teradyne, Inc.(a) (b)	6,300	94,248
Unisys Corp.(a)	4,400	34,496
Vasco Data Security International, Inc.(a)	1,800	21,330
Websense, Inc.(a)	6,594	150,541
		1,917,863
Computer Maintenance & Repair — 0.1%
Electronics for Imaging, Inc.(a)	4,500	119,610
Computer Programming Services — 0.5%
Ceridian Corp.(a)	3,260	91,215
Ciber, Inc.(a)	2,606	17,669
Covansys Corp.(a)	2,600	59,670
RealNetworks, Inc.(a)	14,666	160,446
VeriSign, Inc.(a)	4,300	103,415
		432,415
Computer Related Services — 1.1%
Acxiom Corp.	3,400	87,210
CACI International, Inc. Cl. A(a)	200	11,300
Checkpoint Systems, Inc.(a)	1,444	29,169
Digitas, Inc.(a)	8,200	109,962
EarthLink, Inc.(a)	23,244	165,032
eCollege.com, Inc.(a) (b)	841	13,162
IAC/InterActiveCorp(a) (b)	2,500	92,900
Ingram Micro, Inc. Cl. A(a)	2,200	44,902
Manhattan Associates, Inc.(a)	4,800	144,384
Ness Technologies Inc.(a)	400	5,704
NetFlix, Inc.(a) (b)	5,400	139,644
Sohu.com, Inc.(a)	5,100	122,400
		965,769
Computer Software & Processing — 0.0%
Double-Take Software(a)	1,300	16,744
Synchronoss Technologies Inc.(a)	200	2,744
		19,488
Computers & Information — 2.1%
Black Box Corp.	434	18,224
CDW Corp.	1,100	77,352

	Number of Shares	Market Value
Cirrus Logic, Inc.(a)	5,122	$35,239
Cognos, Inc.(a)	1,700	72,182
Cray, Inc.(a)	1,900	22,572
Diebold, Inc.	2,100	97,860
Emulex Corp.(a)	15,796	308,180
Extreme Networks, Inc.(a)	6,700	28,073
Foundry Networks, Inc.(a)	5,800	86,884
Global Imaging Systems, Inc.(a)	7,406	162,562
Isilon Systems Inc.(a)	500	13,800
Komag, Inc.(a)	5,194	196,749
Lexmark International, Inc. Cl. A(a) (b)	2,000	146,400
MICROS Systems, Inc.(a)	3,658	192,777
Paxar Corp.(a)	900	20,754
ProQuest Co.(a)	400	4,180
Redback Networks, Inc.(a) (b)	900	22,446
ScanSource, Inc.(a)	706	21,462
Solectron Corp.(a)	9,710	31,266
SRA International, Inc. Cl. A(a)	2,500	66,850
Tech Data Corp.(a)	3,646	138,074
VA Software Corp.(a)	7,659	38,525
VeriFone Holdings, Inc.(a)	600	21,240
		1,823,651
Containers — 0.3%
Chesapeake Corp.	500	8,510
Pactiv Corp.(a)	4,799	171,276
Silgan Holdings, Inc.	2,455	107,824
		287,610
Cosmetics & Personal Care — 0.3%
Chattem, Inc.(a)	2,100	105,168
The Estee Lauder Cos., Inc. Cl. A(b)	900	36,738
Physicians Formula Holdings(a)	3,600	67,284
Stepan Co.	600	19,002
		228,192
Data Processing & Preparation — 1.3%
The BISYS Group, Inc.(a)	17,968	231,967
CSG Systems International, Inc.(a)	10,496	280,558
CyberSources Corp.(a)	300	3,306
Deluxe Corp.	6,400	161,280
Fiserv, Inc.(a)	2,400	125,808
HMS Holdings Corp.(a)	600	9,090
IMS Health, Inc.	900	24,732
Internap Network Services Corp.(a)	2,600	51,662
Kronos, Inc.(a)	2,200	80,828
NCR Corp.(a)	3,300	141,108

	Number of Shares	Market Value
Total System Services, Inc.(b)	1,100	$29,029
The TriZetto Group, Inc.(a)	300	5,511
		1,144,879
Education — 0.1%
Career Education Corp.(a)	3,600	89,208
Infocrossing, Inc.(a) (b)	400	6,520
		95,728
Electric Utilities — 1.1%
Avista Corp.	10,100	255,631
Can Hydro Developers Inc. CAD(a)	7,100	36,457
CenterPoint Energy, Inc.	5,654	93,743
Central Vermont Public Service Corp.	200	4,710
CH Energy Group, Inc.	1,046	55,229
Cleco Corp.	3,000	75,690
CMS Energy Corp.(a)	2,100	35,070
El Paso Electric Co.(a)	1,200	29,244
Idacorp, Inc.	3,456	133,574
Otter Tail Corp.	300	9,348
Pike Electric Corp.(a)	1,400	22,862
Reliant Energy, Inc.(a)	1,700	24,157
UIL Holdings Corp.	2,625	110,749
Unisource Energy Corp.	2,900	105,937
		992,401
Electrical Equipment & Electronics — 8.9%
Actel Corp.(a)	1,300	23,608
Acuity Brands, Inc.	6,198	322,544
Advanced Energy Industries, Inc.(a)	6,596	124,467
Aeroflex, Inc.(a)	1,900	22,268
Agere Systems, Inc.(a)	7,460	143,008
Agilysys, Inc.	600	10,044
Altera Corp.(a)	6,900	135,792
American Science & Engineering, Inc.(a)	200	11,902
AMIS Holdings, Inc.(a)	1,900	20,083
Amkor Technology, Inc.(a) (b)	32,125	300,048
Anaren, Inc.(a)	2,429	43,139
Applied Micro Circuits Corp.(a)	28,600	101,816
Atheros Communications, Inc.(a) (b)	6,700	142,844
Atmel Corp.(a)	11,705	70,815
ATMI, Inc.(a)	3,700	112,961
Avanex Corp.(a)	3,700	6,993
Avnet, Inc.(a)	2,000	51,060
AVX Corp.(b)	4,982	73,684
Baldor Electric Co.	3,847	128,567

(Continued)

The accompanying notes are an integral part of the financial statements.

26

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Bel Fuse, Inc. Cl. A	800	$24,136
Belden CDT, Inc.(b)	8,353	326,519
Benchmark Electronics, Inc.(a)	2,400	58,464
Ceradyne, Inc.(a) (b)	2,600	146,900
Cognex Corp.	2,400	57,168
Cohu, Inc.	1,600	32,256
Credence Systems Corp.(a)	3,700	19,240
Cree, Inc.(a) (b)	1,200	20,784
CTS Corp.	2,772	43,520
Cymer, Inc.(a)	6,623	291,081
Daktronics, Inc.	3,800	140,030
Diodes, Inc.(a)	2,100	74,508
Dolby Laboratories, Inc. Cl. A(a)	2,300	71,346
DSP Group, Inc.(a)	500	10,850
EMS Technologies, Inc.(a)	1,586	31,768
Energizer Holdings, Inc.(a)	1,404	99,670
EnerSys(a)	2,300	36,800
Fairchild Semiconductor International, Inc.(a)	3,000	50,430
First Solar, Inc.(a)	300	8,940
FLIR Systems, Inc.(a)	700	22,281
FormFactor, Inc.(a)	800	29,800
Franklin Electric Co., Inc.	191	9,815
General Cable Corp.(a)	2,359	103,112
Genlyte Group, Inc.(a)	803	62,722
Gerber Scientific, Inc.(a)	1,900	23,864
Graftech International Ltd.(a)	4,700	32,524
Greatbatch, Inc.(a)	1,400	37,688
Hittite Microwave Corp.(a)	4,100	132,512
Houston Wire & Cable Co(a) (b)	1,100	22,990
Imation Corp.	3,302	153,312
Integrated Device Technology, Inc.(a)	5,400	83,592
Intersil Corp. Cl. A(b)	4,100	98,072
Intevac, Inc.(a)	2,575	66,821
IPG Photonics Corp.(a)	1,530	36,720
Itron, Inc.(a)	4,477	232,088
Kemet Corp.(a)	2,800	20,440
Lamson & Sessions Co. (The)(a) (b)	1,115	27,050
Linear Technology Corp.	1,100	33,352
Littelfuse, Inc.(a)	2,835	90,380
LSI Industries, Inc.	905	17,964
LSI Logic Corp.(a)	11,100	99,900
Mattson Technology, Inc.(a)	3,000	27,960
Methode Electronics, Inc.	1,400	15,162
Micrel, Inc.(a)	21,063	227,059
Microtune, Inc.(a)	2,199	10,335
MKS Instruments, Inc.(a)	6,040	136,383
National Semiconductor Corp.(b)	5,600	127,120

	Number of Shares	Market Value
Newport Corp.(a)	3,455	$72,382
Novellus Systems, Inc.(a) (b)	3,600	123,912
OmniVision Technologies, Inc.(a) (b)	15,046	205,378
Oplink Communications, Inc.(a)	1,479	30,408
Park Electrochemical Corp.	2,300	58,995
Planar Systems, Inc.(a)	800	7,736
Plexus Corp.(a)	8,685	207,398
Portalplayer, Inc.(a)	1,900	25,555
Power Integrations, Inc.(a)	100	2,345
QLogic Corp.(a)	3,800	83,296
RF Micro Devices, Inc.(a)	3,500	23,765
Rogers Corp.(a)	3,303	195,372
Sanmina-SCI Corp.(a)	5,300	18,285
Semtech Corp.(a)	4,000	52,280
Silicon Image, Inc.(a)	16,400	208,608
Silicon Storage Technology, Inc.(a)	4,000	18,040
SiRF Technology Holdings, Inc.(a) (b)	1,000	25,520
Spectrum Brands, Inc.(a) (b)	400	4,360
Staktek Holdings, Inc.(a)	790	4,069
Supertex, Inc.(a) (b)	1,200	47,100
Technitrol, Inc.	3,900	93,171
Techwell Inc.(a)	100	1,606
Teledyne Technologies, Inc.(a)	3,002	120,470
Teleflex, Inc.	300	19,368
Tessera Technologies, Inc.(a)	3,600	145,224
Thomas & Betts Corp.(a)	645	30,496
Transmeta Corp.(a)	4,209	4,672
Trident Microsystems, Inc.(a)	400	7,272
Triquint Semiconductor, Inc.(a)	4,285	19,283
TTM Technologies, Inc.(a)	4,674	52,956
Tyler Technologies, Inc.(a)	4,300	60,458
United Industrial Corp.	1,062	53,897
Varian Semiconductor Equipment Associates, Inc.(a)	2,300	104,696
Veeco Instruments, Inc.(a)	2,181	40,850
Vicor Corp.	2,363	26,253
Vishay Intertechnology, Inc.(a)	6,500	88,010
Xilinx, Inc.	4,800	114,288
Zoran Corp.(a)	8,500	123,930
		7,892,775
Energy — 3.7%
Alon USA Energy, Inc.	4,500	118,395
Ashland, Inc.	1,500	103,770

	Number of Shares	Market Value
Atlas Energy Ltd. CAD(a)	17,600	$62,274
Basic Energy Services, Inc.(a)	1,300	32,045
Birchcliff Energy Ltd. CAD(a)	2,200	7,765
Capitol Energy Resources Ltd. CAD(a)	3,500	12,898
Cascade Natural Gas Corp.	573	14,852
Celtic Exploration Ltd. CAD(a)	900	10,804
Comstock Resources, Inc.(a)	700	21,742
Cyries Energy, Inc. CAD(a)	3,100	33,869
Delek US Holdings, Inc.	500	8,195
Delphi Energy Corp. CAD(a)	7,500	16,052
Duvernay Oil Corp. CAD(a)	300	8,940
Edge Petroleum Corp.(a)	250	4,560
Ensign Energy Services, Inc. CAD	4,700	74,592
Frontier Oil Corp.	3,300	94,842
Galleon Energy, Inc. Cl. A CAD(a)	4,400	68,653
Global Industries Ltd.(a)	2,300	29,992
Grey Wolf, Inc.(a)	33,500	229,810
Harvest Natural Resources, Inc.(a)	200	2,126
Headwaters, Inc.(a)	8,600	206,056
Highpine Oil & Gas Ltd. CAD(a)	1,100	14,904
Holly Corp.	2,020	103,828
Kereco Energy Ltd.(a)	3,264	20,901
The Laclede Group, Inc.	1,667	58,395
Midnight Oil Exploration Ltd. CAD(a)	9,300	19,021
Mission Oil & Gas, Inc. CAD(a)	2,100	22,926
New Jersey Resources Corp.	2,800	136,024
Newfield Exploration Co.(a)	300	13,785
Oneok, Inc.	2,100	90,552
Paramount Resources Ltd. Cl. A(a)	4,600	95,275
Parker Drilling Co.(a)	19,616	160,263
Patterson-UTI Energy, Inc.(b)	600	13,938
Peoples Energy Corp.	2,565	114,322
Pogo Producing Co.(b)	552	26,739
ProEx Energy Ltd. CAD(a)	1,200	13,307
Prospex Resources Ltd. CAD(a)	7,800	29,887
Real Resources, Inc. CAD(a)	1,000	14,412
Resource America, Inc. Cl. A	200	5,280
Savanna Energy Services Corp. CAD(a)	1,088	17,784
SEACOR Holdings, Inc.(a)	1,000	99,140

(Continued)

The accompanying notes are an integral part of the financial statements.

27

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Sound Energy Trust CAD	2,350	$10,363
Southwest Gas Corp.	2,475	94,966
St. Mary Land & Exploration Co.	500	18,420
Sunoco, Inc.	2,100	130,956
Sure Energy, Inc. CAD(a)	950	771
Swift Energy Co.(a)	1,566	70,172
Tesoro Corp.	1,400	92,078
Tidewater, Inc.	1,958	94,689
Trican Well Service Ltd. CAD	2,400	42,087
TUSK Energy Corp. CAD(a)	8,800	23,922
UGI Corp.	935	25,507
Vaalco Energy, Inc.(a)	6,248	42,174
Veritas DGC, Inc.(a)	1,858	159,101
Western Refining, Inc.	6,494	165,337
W-H Energy Services, Inc.(a)	688	33,499
		3,236,957
Entertainment & Leisure — 0.6%
Bally Technologies, Inc.(a)	1,500	28,020
Blockbuster, Inc. Cl. A(a) (b)	14,800	78,292
Brunswick Corp.	700	22,330
Dover Downs Gaming & Entertainment, Inc.	3,180	42,517
Live Nation, Inc.(a) (b)	3,800	85,120
Multimedia Games, Inc.(a) (b)	1,960	18,816
Regal Entertainment Group Cl. A(b)	1,600	34,112
Steinway Musical Instruments, Inc.(a)	700	21,693
Warner Music Group Corp.	2,200	50,490
WMS Industries, Inc.(a)	2,900	101,094
World Wrestling Entertainment, Inc.	5,400	88,020
		570,504
Environmental Controls — 0.1%
Input/Output, Inc.(a) (b)	8,200	111,766
Financial Services — 5.0%
Acadia Realty Trust REIT	600	15,012
Agree Realty Corp. REIT	1,200	41,244
Alexandria Real Estate Equities, Inc. REIT	800	80,320
AMB Property Corp.	500	29,305
American Home Mortgage Investment Corp. REIT(b)	400	14,048
AmeriCredit Corp.(a)	3,820	96,149
Ashford Hospitality Trust	1,300	16,185
Associated Estates Realty Corp. REIT	700	9,618
BioMed Realty Trust, Inc. REIT	1,900	54,340

	Number of Shares	Market Value
Brandywine Realty Trust REIT	2,209	$73,449
BRE Properties, Inc. Cl. A REIT	300	19,506
Camden Property Trust REIT	400	29,540
Capital Trust Cl. A REIT	200	9,988
CapitalSource, Inc.(b)	2,142	58,498
CBL & Associates Properties, Inc. REIT	1,606	69,620
Cedar Shopping Centers Inc. REIT	500	7,955
CentraCore Properties Trust REIT	300	9,699
Cherokee, Inc.	500	21,455
Cohen & Steers, Inc.(b)	2,500	100,425
Colonial Properties Trust REIT	1,400	65,632
Corporate Office Properties Trust REIT	1,200	60,564
Crescent Real Estate Equities Co. REIT	1,200	23,700
DCT Industrial Trust Inc. REITS	3,500	41,300
DiamondRock Hospitality Co. REIT	3,600	64,836
Digital Realty Trust, Inc. REIT	1,900	65,037
Duke Realty Corp. REIT(b)	400	16,360
Eastgroup Properties REIT	800	42,848
Entertainment Properties Trust REIT	600	35,064
Equity Inns, Inc. REIT	3,312	52,860
Equity Lifestyle Properties, Inc. REIT	200	10,886
Equity One, Inc. REIT(b)	2,162	57,639
Federal Realty Investment Trust REIT	500	42,500
FelCor Lodging Trust, Inc.	1,300	28,392
First Cash Financial Services, Inc.(a)	859	22,222
First Industrial Realty Trust, Inc.	1,602	75,118
Franklin Street Properties Corp. REIT	100	2,105
Friedman, Billings, Ramsey Group, Inc. Cl. A(b)	500	4,000
Glimcher Realty Trust REIT(b)	1,000	26,710
Gramercy Capital Corp. REIT	700	21,623
Health Care REIT, Inc.(b)	900	38,718
Healthcare Realty Trust, Inc.	900	35,586
Highland Hospitality Corp. REIT	1,600	22,800
Highwoods Properties, Inc.	1,500	61,140

	Number of Shares	Market Value
Home Properties, Inc.	1,300	$77,051
Hospitalities Properties Trust	1,200	57,036
HRPT Properties Trust	1,100	13,585
Inland Real Estate Corp. REIT(b)	1,200	22,464
Innkeepers USA Trust	1,328	20,584
IntercontinentalExchange, Inc.(a)	400	43,160
International Securities Exchange, Inc.	3,000	140,370
iStar Financial, Inc.	100	4,782
Janus Capital Group, Inc.	4,088	88,260
KBW Inc.(a)	300	8,817
Kilroy Realty Corp.	600	46,800
Kite Realty Group Trust REIT	100	1,862
KKR Financial Corp. REIT	900	24,111
Knight Capital Group, Inc. Cl. A(a)	16,468	315,692
Lazard Ltd. Cl. A(b)	500	23,670
Lexington Corporate Properties Trust REIT(b)	1,517	34,026
Liberty Property Trust REIT(b)	1,266	62,211
LTC Properties, Inc.	1,000	27,310
The Macerich Co. REIT	100	8,657
Mack-Cali Realty Corp.(b)	800	40,800
Maguire Properties, Inc. REIT(b)	1,500	60,000
Medallion Financial Corp.	244	3,018
Mid-America Apartment Communities, Inc. REIT	1,200	68,688
National Retail Properties, Inc. REIT(b)	2,558	58,706
Nationwide Health Properties, Inc. REIT(b)	1,700	51,374
Newcastle Investment Corp. REIT	300	9,396
Nexcen Brands Inc.(a)	700	5,061
Ocwen Financial Corp.(a) (b)	10,900	172,874
Omega Healthcare Investors, Inc. REIT	700	12,404
Parkway Properties, Inc. REIT	500	25,505
Pennsylvania REIT	1,000	39,380
Piper Jaffray Cos.(a)	3,969	258,580
Post Properties, Inc. REIT	1,000	45,700
PS Business Parks, Inc. REIT	800	56,568
Ramco-Gershenson Properties Trust REIT	600	22,884
Realty Income Corp. REIT	1,200	33,240

(Continued)

The accompanying notes are an integral part of the financial statements.

28

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Reckson Associates Realty Corp.	300	$13,680
Redwood Trust, Inc.(b)	200	11,616
Regency Centers Corp.	400	31,268
Senior Housing Properties Trust	2,667	65,288
SL Green Realty Corp.	300	39,834
Sovran Self Storage Inc. REIT	900	51,552
Spirit Finance Corp. REIT	3,300	41,151
Stifel Financial Corp.(a)	332	13,024
Strategic Hotels & Resorts, Inc. REIT	4,119	89,753
Sunstone Hotel Investors Inc. REIT	2,000	53,460
SWS Group, Inc.	1,586	56,620
Tanger Factory Outlet Centers, Inc. REIT	1,586	61,981
United Dominion Realty Trust, Inc.	1,400	44,506
U-Store-It Trust REIT	800	16,440
Ventas, Inc.	1,400	59,248
Washington REIT	1,200	48,000
Weingarten Realty Investors REIT	800	36,888
Winston Hotels, Inc. REIT	600	7,950
		4,400,881
Food Retailers — 0.3%
Arden Group, Inc. Cl. A	200	24,762
Ingles Markets, Inc. Cl. A	856	25,500
The Pantry, Inc.(a) (b)	5,044	236,261
		286,523
Foods — 0.8%
Chiquita Brands International, Inc.(b)	1,900	30,343
Corn Products International, Inc.	1,200	41,448
Dean Foods Co.(a)	2,339	98,893
Flowers Foods, Inc.	2,221	59,945
J&J Snack Foods Corp.	850	35,190
Nash Finch Co.(b)	700	19,110
Performance Food Group Co.(a)	1,714	47,375
Premium Standard Farms, Inc.	1,737	32,256
Seaboard Corp.	69	121,785
Sensient Technologies Corp.	7,594	186,812
Smart & Final, Inc.(a)	1,000	18,900
Spartan Stores, Inc.	1,757	36,774
Wild Oats Markets, Inc.(a) (b)	1,115	16,034
		744,865

	Number of Shares	Market Value
Forest Products & Paper — 1.3%
American Woodmark Corp.(b)	1,500	$62,775
BlueLinx Holdings, Inc.	2,500	26,000
Bowater, Inc.(b)	7,000	157,500
Buckeye Technologies, Inc.(a)	1,500	17,970
Building Materials Holding Corp.(b)	2,300	56,787
Caraustar Industries, Inc.(a)	600	4,854
Graphic Packaging Corp.(a)	1,022	4,425
Greif, Inc. Cl. A	3,155	373,552
Neenah Paper, Inc.	1,000	35,320
Packaging Corp. of America	1,681	37,150
Playtex Products, Inc.(a)	1,600	23,024
Rock-Tenn Co. Cl. A	3,106	84,204
School Specialty, Inc.(a)	200	7,498
Schweitzer-Mauduit International, Inc.	600	15,630
Sonoco Products Co.	408	15,528
United Stationers, Inc.(a)	1,359	63,452
Universal Forest Products, Inc.	3,821	178,135
		1,163,804
Healthcare — 1.4%
Apria Healthcare Group, Inc.(a)	5,900	157,235
Bio-Reference Labs, Inc.(a)	400	8,996
CorVel Corp.(a)	500	23,785
Coventry Health Care, Inc.(a)	2,300	115,115
Cross Country Healthcare, Inc.(a)	1,835	40,040
Express Scripts, Inc.(a)	500	35,800
Genesis HealthCare Corp.(a)	1,300	61,399
Healthways, Inc.(a) (b)	3,955	188,693
Humana, Inc.(a)	2,580	142,700
IDEXX Laboratories, Inc.(a)	405	32,117
Kindred Healthcare, Inc.(a)	6,400	161,600
Laboratory Corp. of America Holdings(a) (b)	2,000	146,940
LCA-Vision, Inc.	720	24,739
Lincare Holdings, Inc.(a) (b)	800	31,872
Manor Care, Inc.	68	3,191
Medcath Corp.(a)	1,000	27,360
National Healthcare Corp.	300	16,560
Odyssey Healthcare, Inc.(a)	1,630	21,614
Pediatrix Medical Group, Inc.(a)	123	6,015
Res-Care, Inc.(a)	784	14,230
		1,260,001

	Number of Shares	Market Value
Heavy Construction — 0.2%
AMREP Corp.(b)	300	$36,750
North American Energy Partners Inc.(a)	4,600	74,888
Perini Corp.(a)	800	24,624
Sterling Construction Co., Inc.(a)	333	7,246
		143,508
Heavy Machinery — 1.7%
Ampco-Pittsburgh Corp.	1,435	48,044
Applied Industrial Technologies, Inc.	8,238	216,742
Astec Industries, Inc.(a)	1,074	37,697
Bucyrus International, Inc. Cl. A	2,035	105,332
Cascade Corp.	500	26,450
Curtiss-Wright Corp.	300	11,124
Dril-Quip, Inc.(a)	2,200	86,152
Flow International Corp.(a)	2,961	32,630
Goodman Global, Inc.(a)	2,000	34,400
Gorman-Rupp Co.	100	3,697
Hydril(a)	1,400	105,266
Leader Energy Services Ltd. CAD(a)	10,500	14,951
Lindsay Corp.	1,000	32,650
Lufkin Industries, Inc.	68	3,949
Matrix Service Co.(a)	1,828	29,431
Middleby Corp.(a)	200	20,934
NACCO Industries, Inc. Cl. A	1,472	201,075
NATCO Group, Inc. Cl. A(a)	1,534	48,904
Pason Systems, Inc. CAD	1,600	18,309
RBC Bearings, Inc.(a)	1,000	28,660
Technicoil Corp. CAD(a)	16,600	15,042
The Manitowoc Co., Inc.	1,400	83,202
The Toro Co.	5,930	276,516
		1,481,157
Home Construction, Furnishings & Appliances — 1.2%
DTS, Inc.(a)	300	7,257
Ethan Allen Interiors, Inc.	4,200	151,662
Furniture Brands International, Inc.(b)	685	11,118
Hillenbrand Industries, Inc.	400	22,772
Kimball International, Inc. Cl. B	4,543	110,395
La-Z-Boy, Inc.(b)	3,606	42,803
Leggett & Platt, Inc.	1,127	26,935
Meritage Homes Corp.(a)	2,200	104,984
Miller (Herman), Inc.	1,100	39,996
Select Comfort Corp.(a) (b)	8,009	139,277
Stanley Furniture Co., Inc.	1,636	35,092
Steelcase, Inc. Cl. A	4,627	84,026
Tempur-Pedic International, Inc.(a) (b)	13,500	276,210
		1,052,527

(Continued)

The accompanying notes are an integral part of the financial statements.

29

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Household Products — 0.4%
The Black & Decker Corp.	400	$31,988
Jarden Corp.(a)	1,800	62,622
The Sherwin-Williams Co.	1,600	101,728
Snap-on, Inc.	2,561	122,006
The Stanley Works	600	30,174
WD-40 Co.	325	11,333
		359,851
Industrial – Distribution — 0.1%
W.W. Grainger, Inc.	900	62,946
Industrial – Diversified — 0.7%
Ameron International Corp.	816	62,318
Blyth, Inc.	4,400	91,300
Cooper Industries Ltd. Cl. A	500	45,215
Eaton Corp.	1,100	82,654
Nordson Corp.	4,995	248,901
SPX Corp.	1,921	117,488
		647,876
Information Retrieval Services — 0.5%
Acacia Research - Acacia Technologies(a)	2,323	31,082
Avocent Corp.(a)	1,300	44,005
CMGI, Inc.(a)	14,100	18,894
Digital River, Inc.(a)	2,430	135,570
Gartner Group, Inc. Cl. A(a)	6,392	126,498
InfoSpace, Inc.(a)	2,600	53,326
infoUSA, Inc.	4,000	47,640
NIC, Inc.(a)	600	2,982
		459,997
Insurance — 5.4%
Affirmative Insurance Holdings, Inc.	500	8,135
Ambac Financial Group, Inc.	1,400	124,698
American Financial Group, Inc.	300	10,773
American Physicians Capital, Inc.(a)	1,362	54,534
AMERIGROUP Corp.(a) (b)	9,281	333,095
Argonaut Group, Inc.(a)	3,695	128,808
Assurant, Inc.(b)	2,400	132,600
Bristol West Holdings, Inc.	1,875	29,681
Centene Corp.(a) (b)	6,300	154,791
CNA Financial Corp.(a)	1,400	56,448
CNA Surety Corp.(a)	2,751	59,147
The Commerce Group, Inc.	1,459	43,405
Covanta Holding Corp.(a)	4,300	94,772
Delphi Financial Group, Inc. Cl. A	4,658	188,463
Direct General Corp.	2,060	42,518
Donegal Group, Inc. Cl. A	1,057	20,707
EMC Insurance Group, Inc.	700	23,884

	Number of Shares	Market Value
FBL Financial Group, Inc. Cl. A	400	$15,632
First Mercury Financial Corp.(a)	500	11,760
FPIC Insurance Group, Inc.(a)	842	32,813
Fremont General Corp.	9,000	145,890
Great American Financial Resources, Inc.	200	4,610
The Hanover Insurance Group, Inc.	1,800	87,840
Harleysville Group, Inc.	2,930	102,023
Healthspring, Inc.(a)	5,000	101,750
Horace Mann Educators Corp.	3,250	65,650
Infinity Property & Casualty Corp.	3,246	157,074
IPC Holdings Ltd.	100	3,145
Landamerica Financial Group, Inc.(b)	155	9,782
MBIA, Inc.	1,800	131,508
Meadowbrook Insurance Group, Inc.(a)	2,500	24,725
MGIC Investment Corp.	1,500	93,810
The Midland Co.	200	8,390
Molina Healthcare, Inc.(a)	5,068	164,761
National Western Life Insurance Co. Cl. A	100	23,014
Nationwide Financial Services, Inc. Cl. A	1,200	65,040
Odyssey Re Holdings Corp.(b)	783	29,206
Ohio Casualty Corp.	7,875	234,754
Old Republic International Corp.	2,205	51,332
OneBeacon Insurance Group Ltd.(a)	2,200	61,600
PartnerRe Ltd.	1,000	71,030
The Phoenix Companies, Inc.	10,114	160,711
The PMI Group, Inc.	2,094	98,774
Presidential Life Corp.	1,046	22,960
Radian Group, Inc.	1,680	90,569
Reinsurance Group of America, Inc.	400	22,280
RenaissanceRe Holdings Ltd.	600	36,000
RLI Corp.	1,351	76,223
Safeco Corp.	1,700	106,335
Safety Insurance Group, Inc.	2,092	106,085
SeaBright Insurance Holdings(a)	700	12,607
Selective Insurance Group	2,717	155,657
State Auto Financial Corp.	1,700	59,041
Torchmark Corp.	700	44,632
Tower Group, Inc.	1,443	44,834

	Number of Shares	Market Value
Triad Guaranty, Inc.(a)	1,800	$98,766
United America Indemnity Ltd. Cl. A(a)	1,200	30,396
Universal American Financial Corp.(a)	800	14,912
USI Holdings Corp.(a)	732	11,244
WellCare Health Plans, Inc.(a)	1,078	74,274
Zenith National Insurance Corp.	5,479	257,020
		4,726,918
Internet Content — 0.2%
BEA Systems, Inc.(a)	8,861	111,471
TheStreet.Com, Inc.	3,292	29,299
Travelzoo, Inc.(a) (b)	1,300	38,935
		179,705
Internet Software — 0.1%
webMethods, Inc.(a)	6,562	48,296
Lodging — 0.2%
LaSalle Hotel Properties	700	32,095
Marcus Corp.	200	5,116
Monarch Casino & Resort, Inc.(a)	1,600	38,208
Vail Resorts, Inc.(a)	1,805	80,900
		156,319
Machinery & Components — 2.3%
Actuant Corp. Cl. A	1,500	71,475
AGCO Corp.(a)	3,375	104,423
Asyst Technologies, Inc.(a)	6,598	48,231
Briggs & Stratton Corp.	1,506	40,587
Chicago Bridge & Iron Co. NV	2,400	65,616
Cummins, Inc.	990	116,998
Gardner Denver, Inc.(a)	6,300	235,053
Insituform Technologies, Inc. Cl. A(a)	262	6,775
Kadant, Inc.(a)	1,000	24,380
Kaydon Corp.	5,626	223,577
Kulicke & Soffa Industries, Inc.(a)	6,190	51,996
Lone Star Technologies, Inc.(a)	6,006	290,750
Regal-Beloit Corp.	3,700	194,287
Robbins & Myers, Inc.(b)	1,223	56,160
Tennant Co.	1,382	40,078
Valmont Industries, Inc.	4,700	260,803
Woodward Governor Co.	4,112	163,288
		1,994,477

(Continued)

The accompanying notes are an integral part of the financial statements.

30

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Manufacturing — 0.2%
Avery Dennison Corp.	500	$33,965
Sauer-Danfoss, Inc.	2,688	86,688
Terex Corp.(a)	400	25,832
Tredegar Corp.	900	20,349
		166,834
Medical Supplies — 2.9%
Abaxis, Inc.(a)	633	12,185
Advanced Medical Optics, Inc.(a)	900	31,680
Applera Corp. - Applied Biosystems Group(a)	4,483	164,481
Bio-Rad Laboratories, Inc. Cl. A(a)	917	75,671
Biosite, Inc.(a)	1,800	87,930
Bruker BioSciences Corp.(a)	2,700	20,277
Candela Corp.(a)	1,942	24,023
Cholestech Corp.(a)	300	5,526
Dade Behring Holdings, Inc.	1,200	47,772
Datascope Corp.	100	3,644
Depomed, Inc.(a)	520	1,794
Dionex Corp.(a)	1,200	68,052
DJO Inc.(a)	1,173	50,228
Edwards Lifesciences Corp.(a)	2,195	103,253
Excel Technology, Inc.(a)	600	15,354
ICU Medical, Inc.(a)	372	15,133
II-VI, Inc.	1,115	31,153
Illumina, Inc.(a) (b)	1,400	55,034
Immucor, Inc.(a)	9,392	274,528
Integra LifeSciences Holdings Corp.(a) (b)	1,299	55,324
Invacare Corp.	300	7,365
LTX Corp.(a)	9,757	54,639
Mentor Corp.(b)	1,600	78,192
Mettler-Toledo International, Inc.(a)	964	76,011
MTS Systems Corp.	2,432	93,924
Oyo Geospace Corp.(a)	200	11,618
Palomar Medical Technologies, Inc.(a) (b)	4,067	206,075
PSS World Medical, Inc.(a)	3,882	75,815
Rofin-Sinar Technologies, Inc.(a)	4,512	272,796
Tektronix, Inc.	1,800	52,506
Thermo Fisher Scientific, Inc.(a) (b)	2,800	126,812
Varian, Inc.(a)	3,700	165,723
Vital Images, Inc.(a)	376	13,085
Waters Corp.(a)	1,100	53,867
Zoll Medical Corp.(a)	1,400	81,536
Zygo Corp.(a)	1,952	32,110
		2,545,116

	Number of Shares	Market Value
Metals & Mining — 3.9%
AK Steel Holding Corp.(a)	20,210	$341,549
Amerigo Resources Ltd. CAD	10,500	19,663
Brush Engineered Materials, Inc.(a)	1,064	35,931
Carpenter Technology	1,007	103,238
Castle (A.M.) & Co.	1,326	33,747
Century Aluminum Co.(a)	4,381	195,612
Chaparral Steel Co.(b)	7,662	339,197
Cleveland-Cliffs, Inc.	7,200	348,768
Commercial Metals Co.	400	10,320
CommScope, Inc.(a) (b)	10,064	306,751
Dynamic Materials Corp.	954	26,807
Dynatec Corp. CAD(a)	4,200	7,720
Foundation Coal Holdings, Inc.	7,034	223,400
Gibraltar Industries, Inc.	1,967	46,244
Inmet Mining Corp. CAD	1,000	53,860
Insteel Industries, Inc.	2,300	40,917
Jacuzzi Brands, Inc.(a)	400	4,972
LionOre Mining International Ltd. CAD(a)	4,400	50,313
Mueller Industries, Inc.	6,263	198,537
Olympic Steel, Inc.	917	20,385
Oregon Steel Mills, Inc.(a)	5,300	330,773
Quanex Corp.	7,808	270,079
RTI International Metals, Inc.(a)	500	39,110
Ryerson, Inc.(b)	179	4,491
Schnitzer Steel Industries, Inc. Cl. A	1,168	46,370
Shiloh Industries, Inc.(a)	650	12,318
Steel Dynamics, Inc.	2,836	92,028
Steel Technologies, Inc.	500	8,775
Sturm,Ruger & Co., Inc.(a)	300	2,880
Sun Hydraulics Corp.	300	6,153
Superior Essex, Inc.(a)	2,534	84,256
United States Steel Corp.	1,700	124,338
		3,429,502
Miscellaneous — 0.0%
Reddy Ice Holdings, Inc.	800	20,656
Pharmaceuticals — 2.9%
Alexion Pharmaceuticals, Inc.(a)	300	12,117
Alnylam Pharmaceuticals, Inc.(a)	200	4,280
Alpharma, Inc. Cl. A	6,807	164,049
AmerisourceBergen Corp.(b)	2,900	130,384
Array Biopharma, Inc.(a)	200	2,584
Bradley Pharmaceuticals, Inc.(a) (b)	2,000	41,160

	Number of Shares	Market Value
Charles River Laboratories International, Inc.(a)	200	$8,650
Digene Corp.(a)	442	21,181
Endo Pharmaceuticals Holdings, Inc.(a)	3,720	102,598
Enzon Pharmaceuticals, Inc.(a)	1,700	14,467
Indevus Pharmacuticals, Inc.(a)	500	3,550
Invitrogen Corp.(a)	600	33,954
Isis Pharmaceuticals, Inc.(a)	3,200	35,584
King Pharmaceuticals, Inc.(a)	4,762	75,811
Mannatech, Inc.(b)	1,691	24,908
The Medicines Co.(a)	2,300	72,956
Medicis Pharmaceutical Corp. Cl. A(b)	5,900	207,267
Meridian Bioscience, Inc.	540	13,246
Molecular Devices Corp.(a)	1,305	27,496
Mylan Laboratories, Inc.	3,900	77,844
NBTY, Inc.(a)	6,756	280,847
New River Pharmaceuticals, Inc.(a) (b)	800	43,768
Noven Pharmaceuticals, Inc.(a)	2,000	50,900
Omrix Biopharmaceuticals Inc.(a) (b)	400	12,104
OSI Pharmaceuticals, Inc.(a)	300	10,494
Pain Therapeutics, Inc.(a) (b)	4,524	40,264
PAREXEL International Corp.(a)	2,924	84,708
Perrigo Co.	5,300	91,690
Pozen, Inc.(a)	1,300	22,087
QLT, Inc.(a)	2,100	17,766
Quidel Corp.(a)	2,300	31,326
Savient Pharmaceuticals, Inc.(a)	3,114	34,908
Sciele Pharma, Inc.(a) (b)	6,900	165,600
United Therapeutics Corp.(a) (b)	400	21,748
USANA Health Sciences, Inc.(a) (b)	2,000	103,320
ViroPharma, Inc.(a)	10,600	155,184
Visicu Inc.(a)	200	2,240
Watson Pharmaceutical, Inc.(a)	2,500	65,075
West Pharmaceutical Services, Inc.	4,600	235,658
		2,543,773
Photography Equipment/Supplies — 0.1%
Eastman Kodak Co.(b)	4,000	103,200
Sonic Solutions, Inc.(a)	1,200	19,560
		122,760

(Continued)

The accompanying notes are an integral part of the financial statements.

31

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Prepackaged Software — 4.4%
Actuate Corp.(a)	5,392	$32,028
Advent Software, Inc.(a)	3,752	132,408
Altiris, Inc.(a)	2,006	50,912
Art Technology Group, Inc.(a)	5,890	13,724
Aspen Technology, Inc.(a) (b)	5,169	56,962
Blackbaud, Inc.	9,500	247,000
BMC Software, Inc.(a)	5,589	179,966
Brocade Communications Systems, Inc.(a)	40,300	330,863
Check Point Software Technologies Ltd.(a)	1,500	32,880
Cogent Communications Group, Inc.(a)	1,800	29,196
Compuware Corp.(a)	12,500	104,125
Dendrite International, Inc.(a)	2,100	22,491
DST Systems, Inc.(a) (b)	1,500	93,945
Emdeon Corp.(a) (b)	9,200	113,988
Fair Isaac Corp.	3,577	145,405
Hyperion Solutions Corp.(a)	2,500	89,850
i2 Technologies, Inc.(a) (b)	1,100	25,102
Interactive Intelligence, Inc.(a)	2,000	44,840
Interwoven, Inc.(a)	3,927	57,609
Intuit, Inc.(a)	1,500	45,765
Keane, Inc.(a)	3,000	35,730
Kenexa Corp.(a)	700	23,282
Lawson Software, Inc.(a)	12,500	92,375
Magma Design Automation, Inc.(a)	900	8,037
Mapinfo Corp.(a)	1,213	15,830
McAfee, Inc.(a)	3,800	107,844
MicroStrategy, Inc. Cl. A(a) (b)	2,684	306,003
Novell, Inc.(a)	9,000	55,800
Open Solutions, Inc.(a)	1,094	41,178
Open Text Corp.(a) (b)	4,353	88,366
OPNET Technologies, Inc.(a)	600	8,670
Packeteer, Inc.(a)	278	3,781
Progress Software Corp.(a)	200	5,586
Quest Software, Inc.(a) (b)	9,600	140,640
SonicWALL, Inc.(a)	6,574	55,353
SPSS, Inc.(a)	1,873	56,321
Sybase, Inc.(a)	4,600	113,620
TIBCO Software, Inc.(a)	23,800	224,672
Transaction Systems Architects, Inc. Cl. A(a)	3,869	126,013
Ultimate Software Group, Inc.(a)	800	18,608
United Online, Inc.(b)	17,287	229,571
Verint Systems, Inc.(a)	800	27,424

	Number of Shares	Market Value
Vignette Corp.(a)	1,935	$33,030
WebEx Communications, Inc.(a)	6,700	233,763
		3,900,556
Real Estate — 0.1%
CB Richard Ellis Group, Inc. Cl. A(a)	2,100	69,720
Kimco Realty Corp.(b)	112	5,034
		74,754
Restaurants — 1.7%
AFC Enterprises, Inc.(a)	1,401	24,756
Benihana, Inc. Cl. A(a)	100	3,070
Bob Evans Farms, Inc.	5,129	175,514
Brinker International, Inc.	2,401	72,414
Buffalo Wild Wings, Inc.(a) (b)	824	43,837
CBRL Group, Inc.	1,875	83,925
CEC Entertainment, Inc.(a)	600	24,150
Chipotle Mexican Grill, Inc. Cl. A(a)	500	28,500
Denny's Corp.(a)	6,777	31,920
Domino's Pizza, Inc.	7,515	210,420
IHOP Corp.	3,249	171,222
Jack in the Box, Inc.(a)	4,701	286,949
Krispy Kreme Doughnuts, Inc.(a) (b)	3,500	38,850
Luby's, Inc.(a)	2,553	27,802
McCormick & Schmick's Seafood Restaurants, Inc.(a)	1,450	34,858
O'Charley's, Inc.(a)	1,400	29,792
Papa John's International, Inc.(a)	3,365	97,619
Ruby Tuesday, Inc.	300	8,232
Wendy's International, Inc.	2,800	92,652
		1,486,482
Retail — 3.2%
AutoZone, Inc.(a)	1,000	115,560
Barnes & Noble, Inc.	3,418	135,729
Big Lots, Inc.(a) (b)	14,148	324,272
Blue Nile, Inc.(a) (b)	900	33,201
Books-A-Million, Inc.	1,400	31,752
Casey's General Stores, Inc.	3,186	75,030
Cash America International, Inc.	4,885	229,107
Circuit City Stores, Inc.	2,969	56,352
CSK Auto Corp.(a)	2,400	41,160
Dick's Sporting Goods, Inc.(a) (b)	1,600	78,384
Dillards, Inc. Cl. A(b)	2,818	98,545
Dollar Tree Stores, Inc.(a)	4,158	125,156

	Number of Shares	Market Value
EZCORP, Inc. Cl. A(a)	4,323	$70,249
Family Dollar Stores, Inc.	3,770	110,574
Genesco, Inc.(a) (b)	2,865	106,865
GSI Commerce, Inc.(a)	400	7,500
Haverty Furniture Companies, Inc.	1,700	25,160
Insight Enterprises, Inc.(a)	4,267	80,518
Knoll, Inc.	5,964	131,208
Longs Drug Stores Corp.	3,189	135,150
Marvel Entertainment, Inc.(a) (b)	4,815	129,572
Men's Wearhouse, Inc.	4,233	161,955
Nutri/System, Inc.(a) (b)	500	31,695
OfficeMax, Inc.	2,459	122,089
PC Connection Inc.(a)	700	10,381
Petsmart, Inc.	700	20,202
Priceline.com, Inc.(a) (b)	2,900	126,469
RadioShack Corp.	4,419	74,151
Retail Ventures, Inc.(a) (b)	2,714	51,675
Rite Aid Corp.(a)	4,900	26,656
Stage Stores, Inc.	1,762	53,547
Stamps.com, Inc.(a)	533	8,395
Systemax, Inc.(a) (b)	800	13,960
West Marine, Inc.(a)	500	8,635
		2,850,854
Retail – Grocery — 0.0%
Weis Markets, Inc.	500	20,055
Telephone Utilities — 2.0%
ADTRAN, Inc.	8,000	181,600
Alaska Communications Systems Group, Inc.	3,730	56,659
Amdocs Ltd.(a)	1,900	73,625
Cbeyond, Inc.(a) (b)	3,900	119,301
CenturyTel, Inc.	3,059	133,556
Cincinnati Bell, Inc.(a)	43,609	199,293
Commonwealth Telephone Enterprises, Inc.	100	4,186
Consolidated Communications Holdings, Inc.	1,700	35,530
Dobson Communications Corp. Cl. A(a)	15,700	136,747
Embarq Corp.	2,200	115,632
Fairpoint Communications, Inc.	2,884	54,652
Fibertower Corp.(a) (b)	700	4,116
General Communication, Inc. Cl. A(a)	3,549	55,826
Golden Telecom, Inc.	600	28,104
Iowa Telecommunications Services, Inc.	1,900	37,449
j2 Global Communications, Inc.(a) (b)	8,300	226,175

(Continued)

The accompanying notes are an integral part of the financial statements.

32

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Lightbridge, Inc.(a)	3,131	$42,394
North Pittsburgh Systems, Inc.	853	20,591
RCN Corp.(a)	400	12,060
Savvis, Inc.(a)	3,100	110,701
Telephone & Data Systems, Inc.	1,900	103,227
USA Mobility, Inc.	1,200	26,844
		1,778,268
Tobacco — 0.2%
Loews Corp. - Carolina Group	940	60,837
UST, Inc.	2,300	133,860
		194,697
Toys, Games — 0.4%
Hasbro, Inc.	3,900	106,275
K2, Inc.(a)	3,000	39,570
Mattel, Inc.	5,900	133,694
RC2 Corp.(a)	1,100	48,400
		327,939
Transportation — 2.7%
American Commercial Lines, Inc.(a) (b)	2,100	137,571
Arkansas Best Corp.	1,668	60,048
EGL, Inc.(a)	3,537	105,332
Emergency Medical Services, LP(a)	200	4,196
Freightcar America, Inc.(b)	1,200	66,540
General Maritime Corp.	4,172	146,813
Genesee & Wyoming, Inc. Cl. A(a)	700	18,368
Gulfmark Offshore, Inc.(a)	1,200	44,892
Heartland Express, Inc.	959	14,404
Horizon Lines, Inc. Cl. A	4,800	129,408
Hornbeck Offshore Services, Inc.(a)	2,000	71,400
Hub Group, Inc. Cl. A(a)	10,321	284,344
Kansas City Southern(a)	1,900	55,062
Laidlaw International, Inc.	3,810	115,938
OMI Corp.	8,167	172,895
Overseas Shipholding Group, Inc.	1,600	90,080
P.A.M. Transportation Services, Inc.(a)	500	11,010
Pacer International, Inc.	8,200	244,114
Saia, Inc.(a)	1,781	41,337
Skyline Corp.	100	4,022
Swift Transportation Co., Inc.(a)	9,000	236,430
Teekay Shipping Corp.	200	8,724
Trico Marine Services, Inc.(a)	1,300	49,803

	Number of Shares	Market Value
Universal Truckload Services, Inc.(a)	100	$2,375
Wabtec Corp.	8,238	250,270
Werner Enterprises, Inc.	700	12,236
		2,377,612
Travel — 0.2%
Expedia, Inc.(a)	1,500	31,470
Sabre Holdings Corp. Cl. A	3,800	121,182
		152,652
TOTAL EQUITIES (Cost $79,381,597)		87,612,315
	Principal Amount
SHORT-TERM INVESTMENTS — 14.8%
Cash Equivalents — 14.5%(d)
Abbey National PLC Eurodollar Time Deposit 5.280% 01/05/2007	$319,199	319,199
American Beacon Money Market Fund(c)	110,237	110,237
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	466,522	466,522
Bank of America 5.270% 01/09/2007	245,538	245,538
Bank of America 5.310% 03/08/2007	245,538	245,538
Bank of America 5.320% 02/16/2007	73,661	73,661
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 01/30/2007	147,323	147,323
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 02/06/2007	491,076	491,076
Bank of Nova Scotia Eurodollar Time Deposit 5.300% 02/27/2007	319,199	319,199
The Bank of the West Eurodollar Time Deposit 5.285% 01/17/2007	122,769	122,769
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	245,538	245,538
Barclays Eurodollar Time Deposit 5.310% 02/20/2007	245,538	245,538

	Principal Amount	Market Value
Barclays Eurodollar Time Deposit 5.320% 02/13/2007	$73,661	$73,661
BGI Institutional Money Market Fund(c)	231,958	231,958
Calyon Eurodollar Time Deposit 5.290% 03/05/2007	368,307	368,307
Calyon Eurodollar Time Deposit 5.310% 02/16/2007	122,769	122,769
Calyon Eurodollar Time Deposit 5.310% 02/22/2007	122,769	122,769
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 01/29/2007	451,790	451,790
Citigroup Eurodollar Time Deposit 5.305% 03/05/2007	368,307	368,307
Citigroup Eurodollar Time Deposit 5.310% 03/16/2007	122,769	122,769
Commonwealth Bank of Australia Commercial Paper 5.291% 01/08/2007	245,538	245,538
Dexia Group Eurodollar Time Deposit 5.285% 01/16/2007	245,538	245,538
Dreyfus Cash Management Plus Money Market Fund(c)	87,705	87,705
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	41,125	41,125
Federal Home Loan Bank Discount Note 5.207% 01/19/2007	64,074	64,074
First Tennessee National Corp. Eurodollar Time Deposit 5.290% 01/18/2007	245,538	245,538
Fortis Bank Eurodollar Time Deposit 5.295% 01/02/2007	98,215	98,215
Fortis Bank Eurodollar Time Deposit 5.300% 01/24/2007	368,307	368,307
Fortis Bank Eurodollar Time Deposit 5.300% 01/26/2007	368,307	368,307

(Continued)

The accompanying notes are an integral part of the financial statements.

33

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Freddie Mac Discount Note 5.231% 01/23/2007	$97,718	$97,718
General Electric Capital Corp. Commercial Paper 5.296% 01/26/2007	122,769	122,769
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	219,963	219,963
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	343,753	343,753
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/25/2007	245,538	245,538
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.305% 03/14/2007	196,430	196,430
Lloyds TSB Bank Eurodollar Time Deposit 5.300% 02/26/2007	368,307	368,307
Marshall & Ilsley Bank Eurodollar Time Deposit 5.300% 03/19/2007	147,323	147,323
Rabobank Nederland Eurodollar Time Deposit 5.250% 01/02/2007	613,845	613,845
Rabobank Nederland Eurodollar Time Deposit 5.300% 03/05/2007	220,984	220,984
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/14/2007	245,538	245,538
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/15/2007	363,396	363,396
Royal Bank of Scotland Eurodollar Time Deposit 5.280% 01/11/2007	245,538	245,538
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 01/16/2007	49,107	49,107
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 02/09/2007	122,769	122,769
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	196,430	196,430
Societe Generale Eurodollar Time Deposit 5.270% 01/19/2007	491,076	491,076

	Principal Amount	Market Value
Societe Generale Eurodollar Time Deposit 5.290% 02/01/2007	$368,307	$368,307
Societe Generale Eurodollar Time Deposit 5.313% 01/02/2007	98,215	98,215
Svenska Handlesbanken Eurodollar Time Deposit 5.250% 01/02/2007	847,014	847,014
UBS AG Eurodollar Time Deposit 5.290% 01/02/2007	127,680	127,680
UBS AG Eurodollar Time Deposit 5.300% 01/04/2007	294,645	294,645
UBS AG Eurodollar Time Deposit 5.300% 01/05/2007	147,323	147,323
		12,832,483
Repurchase Agreement — 0.3%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/2006, 3.50%, due 01/02/2007(e)	244,295	244,295
TOTAL SHORT-TERM INVESTMENTS (Cost $13,076,778)		13,076,778
TOTAL INVESTMENTS — 114.0% (Cost $92,458,375)(f)		100,689,093
Other Assets/ (Liabilities) — (14.0%)		(12,367,175)
NET ASSETS — 100.0%		$88,321,918

Notes to Portfolio of Investments

ADR - American Depository Receipt

CAD - Canadian Dollar

REIT - Real Estate Investment Trust

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $244,391. Collaterized by a U.S. Government Agency obligation with a rate of 9.02%, maturity date of 05/25/2011, and an aggregate market value, including accrued interest, of $256,510.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

34

MML Small Company Opportunities Fund – Portfolio of Investments

December 31, 2006

	Number of Shares	Market Value
EQUITIES — 91.1%
COMMON STOCK — 91.1%
Air Transportation — 0.9%
Republic Airways Holdings, Inc.(a)	52,100	$874,238
Apparel, Textiles & Shoes — 2.6%
Citi Trends, Inc.(a) (b)	23,600	935,504
Deckers Outdoor Corp.(a) (b)	23,200	1,390,840
		2,326,344
Banking, Savings & Loans — 11.3%
Bancorp Rhode Island, Inc.(b)	4,900	211,925
Columbia Banking Systems, Inc.	52,400	1,840,288
Financial Institutions, Inc.	47,300	1,090,265
First Mutual Bancshares Inc.	17,000	394,060
First Republic Bank(b)	32,600	1,274,008
First State Bancorp	67,100	1,660,725
Franklin Bank Corp.(a)	17,300	355,342
IBERIABANK Corp.	23,500	1,387,675
Legacy Bancorp, Inc., WI	13,400	212,390
Preferred Bank/Los Angeles, CA	17,500	1,051,575
Smithtown Bancorp, Inc.(b)	11,400	309,168
Southern Natl Bancorp of Va(a)	6,400	106,240
TIB Financial Corp.	15,000	262,350
Westfield Financial Inc.	1,200	12,653
		10,168,664
Broadcasting, Publishing & Printing — 1.1%
Saga Communications, Inc. Cl. A(a)	103,975	999,200
Commercial Services — 16.2%
Ambassadors Group, Inc.	49,300	1,496,255
CRA International, Inc.(a) (b)	33,400	1,750,160
Forrester Research, Inc.(a)	84,222	2,283,258
Multi-Color Corp.	51,218	1,682,511
On Assignment, Inc.(a)	177,300	2,083,275
Online Resources Corp.(a)	100,000	1,021,000
Providence Service Corp. (The)(a) (b)	33,900	851,907
Standard Parking Corp.(a)	48,500	1,862,885
Team, Inc.(a) (b)	45,261	1,576,441
		14,607,692

	Number of Shares	Market Value
Computer Integrated Systems Design — 3.5%
NCI, Inc. Cl. A(a)	93,200	$1,425,028
SI International, Inc.(a)	53,400	1,731,228
		3,156,256
Computer Programming Services — 2.0%
PDF Solutions, Inc.(a)	123,300	1,781,685
Data Processing & Preparation — 1.5%
HMS Holdings Corp.(a)	88,800	1,345,320
Electrical Equipment & Electronics — 10.7%
Axsys Technologies, Inc.(a)	88,250	1,550,552
AZZ, Inc.(a)	14,900	762,880
The Eastern Co.	32,550	631,144
EMS Technologies, Inc.(a)	70,000	1,402,100
Entegris, Inc.(a)	108,895	1,178,244
LaBarge, Inc.(a)	129,000	1,732,470
Nu Horizons Electronics Corp.(a) (b)	58,588	602,871
Orbit International Corp.(a)	67,600	551,616
Raven Industries, Inc.	47,800	1,281,040
		9,692,917
Energy — 3.6%
Dawson Geophysical Co.(a)	43,200	1,573,776
RPC, Inc.	101,212	1,708,459
		3,282,235
Entertainment & Leisure — 1.9%
Pinnacle Entertainment, Inc.(a)	52,100	1,726,594
Financial Services — 3.6%
Boston Private Financial Holdings, Inc.(b)	67,200	1,895,712
Penson Worldwide, Inc.(a)	49,200	1,348,572
		3,244,284
Healthcare — 3.3%
Bio-Reference Labs, Inc.(a)	76,800	1,727,232
Symbion, Inc.(a)	34,900	645,999
U.S. Physical Therapy, Inc.(a)	49,700	608,825
		2,982,056
Heavy Machinery — 2.0%
Columbus McKinnon Corp.(a)	39,600	832,392
Hurco Companies Inc.(a)	31,300	994,714
		1,827,106

	Number of Shares	Market Value
Home Construction, Furnishings & Appliances — 1.3%
Movado Group, Inc.	40,100	$1,162,900
Insurance — 5.3%
Darwin Professional Underwriters, Inc.(a)	65,700	1,540,665
Donegal Group, Inc. Cl. A	100,087	1,960,704
Safety Insurance Group, Inc.	24,800	1,257,608
		4,758,977
Machinery & Components — 1.1%
Met-Pro Corp.	65,188	967,390
Medical Supplies — 8.9%
Dxp Enterprises Inc.(a) (b)	32,400	1,135,296
Excel Technology, Inc.(a)	34,783	890,097
II-VI, Inc.(a)	69,529	1,942,640
Measurement Specialties, Inc.(a)	39,800	861,272
Merit Medical Systems, Inc.(a)	68,500	1,085,040
Neogen Corp.(a)	94,855	2,105,781
		8,020,126
Pharmaceuticals — 0.4%
Lifecore Biomedical Inc.(a)	19,400	345,902
Prepackaged Software — 7.2%
Applix, Inc.(a)	165,700	1,880,695
Bitstream, Inc. Cl. A(a)	107,573	935,885
i2 Technologies, Inc.(a) (b)	76,300	1,741,166
MSC.Software Corp.(a)	126,500	1,926,595
		6,484,341
Retail — 0.6%
Shutterfly, Inc.(a) (b)	40,000	576,000
Transportation — 2.1%
Knight Transportation, Inc.	23,237	396,191
Marten Transport Ltd.(a)	23,425	429,380
Old Dominion Freight Line, Inc.(a)	15,400	370,678
Vitran Corp., Inc.(a)	40,450	702,617
		1,898,866
TOTAL EQUITIES (Cost $67,475,331)		82,229,093

(Continued)

The accompanying notes are an integral part of the financial statements.

35

MML Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 21.2%
Cash Equivalents — 12.3%(d)
Abbey National PLC Eurodollar Time Deposit 5.280% 01/05/2007	$274,294	$274,294
American Beacon Money Market Fund(c)	94,729	94,729
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	400,892	400,892
Bank of America 5.270% 01/09/2007	210,996	210,996
Bank of America 5.310% 03/08/2007	210,996	210,996
Bank of America 5.320% 02/16/2007	63,298	63,298
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 01/30/2007	126,597	126,597
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 02/06/2007	421,992	421,992
Bank of Nova Scotia Eurodollar Time Deposit 5.300% 02/27/2007	274,294	274,294
The Bank of the West Eurodollar Time Deposit 5.285% 01/17/2007	105,498	105,498
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	210,996	210,996
Barclays Eurodollar Time Deposit 5.310% 02/20/2007	210,996	210,996
Barclays Eurodollar Time Deposit 5.320% 02/13/2007	63,298	63,298
BGI Institutional Money Market Fund(c)	199,326	199,326
Calyon Eurodollar Time Deposit 5.290% 03/05/2007	316,494	316,494
Calyon Eurodollar Time Deposit 5.310% 02/16/2007	105,498	105,498
Calyon Eurodollar Time Deposit 5.310% 02/22/2007	105,498	105,498
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 01/29/2007	388,232	388,232

	Principal Amount	Market Value
Citigroup Eurodollar Time Deposit 5.305% 03/05/2007	$316,494	$316,494
Citigroup Eurodollar Time Deposit 5.310% 03/16/2007	105,498	105,498
Commonwealth Bank of Australia Commercial Paper 5.291% 01/08/2007	210,996	210,996
Dexia Group Eurodollar Time Deposit 5.285% 01/16/2007	210,996	210,996
Dreyfus Cash Management Plus Money Market Fund(c)	75,367	75,367
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	35,339	35,339
Federal Home Loan Bank Discount Note 5.207% 01/19/2007	55,059	55,059
First Tennessee National Corp. Eurodollar Time Deposit 5.290% 01/18/2007	210,996	210,996
Fortis Bank Eurodollar Time Deposit 5.295% 01/02/2007	84,398	84,398
Fortis Bank Eurodollar Time Deposit 5.300% 01/24/2007	316,494	316,494
Fortis Bank Eurodollar Time Deposit 5.300% 01/26/2007	316,494	316,494
Freddie Mac Discount Note 5.231% 01/23/2007	83,970	83,970
General Electric Capital Corp. Commercial Paper 5.296% 01/26/2007	105,498	105,498
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	189,019	189,019
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	295,394	295,394
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/25/2007	210,996	210,996
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.305% 03/14/2007	168,797	168,797

	Principal Amount	Market Value
Lloyds TSB Bank Eurodollar Time Deposit 5.300% 02/26/2007	$316,494	$316,494
Marshall & Ilsley Bank Eurodollar Time Deposit 5.300% 03/19/2007	126,597	126,597
Rabobank Nederland Eurodollar Time Deposit 5.250% 01/02/2007	527,489	527,489
Rabobank Nederland Eurodollar Time Deposit 5.300% 03/05/2007	189,896	189,896
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/14/2007	210,996	210,996
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/15/2007	312,274	312,274
Royal Bank of Scotland Eurodollar Time Deposit 5.280% 01/11/2007	210,996	210,996
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 01/16/2007	42,199	42,199
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 02/09/2007	105,498	105,498
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	168,797	168,797
Societe Generale Eurodollar Time Deposit 5.270% 01/19/2007	421,992	421,992
Societe Generale Eurodollar Time Deposit 5.290% 02/01/2007	316,494	316,494
Societe Generale Eurodollar Time Deposit 5.313% 01/02/2007	84,398	84,398
Svenska Handlesbanken Eurodollar Time Deposit 5.250% 01/02/2007	727,857	727,857
UBS AG Eurodollar Time Deposit 5.290% 01/02/2007	109,718	109,718
UBS AG Eurodollar Time Deposit 5.300% 01/04/2007	253,195	253,195
UBS AG Eurodollar Time Deposit 5.300% 01/05/2007	126,597	126,597
		11,027,216

(Continued)

The accompanying notes are an integral part of the financial statements.

36

MML Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Repurchase Agreement — 8.9%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/2006, 3.50%, due 01/02/2007(e)	$8,049,633	$8,049,633
TOTAL SHORT-TERM INVESTMENTS (Cost $19,076,849)		19,076,849
TOTAL INVESTMENTS — 112.3% (Cost $86,552,180)(f)		101,305,942
Other Assets/ (Liabilities) — (12.3%)		(11,087,522)
NET ASSETS — 100.0%		$90,218,420

Notes to Portfolio of Investments

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $8,052,763. Collaterized by a U.S. Government Agency obligation with a rate of 5.85%, maturity date of 06/01/2033, and an aggregate market value, including accued interest, of $8,452,114.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

37

MML Series Investment Fund II – Financial Statements

Statement of Assets and Liabilities

December 31, 2006

	MML Inflation- Protected Bond Fund	MML Enhanced Index Core Equity Fund	MML Small Cap Equity Fund	MML Small Company Opportunities Fund
Assets:
Investments, at value (Note 2)(a)	$228,098,374	$46,282,817	$87,612,315	$82,229,093
Short-term investments, at value (Note 2)(b)	2,688,578	2,517,505	13,076,778	19,076,849
Total investments(c)	230,786,952	48,800,322	100,689,093	101,305,942
Receivables from:
Investments sold	-	-	835,990	101,894
Investment Adviser (Note 3)	-	5,723	41,261	-
Fund shares sold	80,204	14,426	25,705	13,958
Interest and dividends	1,907,211	71,775	89,496	31,614
Foreign taxes withheld	-	-	7	-
Total assets	232,774,367	48,892,246	101,681,552	101,453,408
Liabilities:
Payables for:
Investments purchased	265,894	-	170,384	41,176
Fund shares repurchased	33,456	19,891	185,620	48,747
Securities on loan (Note 2)	-	2,309,525	12,832,483	11,027,216
Directors' fees and expenses (Note 3)	5,414	1,454	9,866	4,097
Affiliates (Note 3):
Investment management fees	112,434	21,635	49,015	79,212
Due to custodian	-	-	47,812	-
Accrued expense and other liabilities	37,173	34,018	64,454	34,540
Total liabilities	454,371	2,386,523	13,359,634	11,234,988
Net assets	$232,319,996	$46,505,723	$88,321,918	$90,218,420
Net assets consist of:
Paid-in capital	$240,975,533	$42,502,491	$79,011,873	$74,173,872
Undistributed net investment income (distributions in excess of net investment income)	31,300	245	8,646	(3,102)
Accumulated net realized gain (loss) on investments	(850,184)	(190,402)	1,070,760	1,293,888
Net unrealized appreciation (depreciation) on investments	(7,836,653)	4,193,389	8,230,639	14,753,762
Net assets	$232,319,996	$46,505,723	$88,321,918	$90,218,420
Shares outstanding	22,612,815	4,290,219	8,753,696	5,750,887
Net asset value, offering price and redemption price per share	$10.27	$10.84	$10.09	$15.69
(a) Cost of investments - unaffiliated issuers:	$235,935,027	$42,089,428	$79,381,597	$67,475,331
(b) Cost of short-term investments:	$2,688,578	$2,517,505	$13,076,778	$19,076,849
(c) Securities on loan with market value of:	$-	$2,231,161	$12,327,026	$10,626,180

The accompanying notes are an integral part of the financial statements.
38

MML Series Investment Fund II – Financial Statements (Continued)

Statement of Operations

For the Year Ended December 31, 2006

	MML Inflation- Protected Bond Fund	MML Enhanced Index Core Equity Fund	MML Small Cap Equity Fund	MML Small Company Opportunities Fund
Investment income (Note 2):
Dividends (a)	-	$709,918	$865,953	$333,122
Interest	$8,748,256	13,563	136,104	289,570
Securities lending net income	-	3,380	37,827	32,456
Total investment income	8,748,256	726,861	1,039,884	655,148
Expenses (Note 3):
Investment management fees (Note 3)	1,173,537	197,898	590,960	847,564
Custody fees	16,592	13,802	180,249	11,895
Trustee reporting	776	776	776	776
Audit and legal fees	36,280	33,221	35,191	34,109
Proxy fees	648	1,304	1,304	1,303
Shareholder reporting fees	4,392	708	5,272	1,791
Directors' fees (Note 3)	23,203	2,892	12,140	9,892
Total expenses	1,255,428	250,601	825,892	907,330
Expenses waived (Note 3)	-	(13,183)	(135,782)	-
Net expenses	1,255,428	237,418	690,110	907,330
Net investment income (loss)	7,492,828	489,443	349,774	(252,182)
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(2,349,136)	1,553,389	22,190,726	8,498,090
Closed futures contracts	-	(3,497)	-	-
Foreign currency transactions	-	-	(6,250)	-
Net realized gain (loss)	(2,349,136)	1,549,892	22,184,476	8,498,090
Net change in unrealized appreciation (depreciation) on:
Investments	(2,901,141)	3,131,770	(13,326,114)	3,488,461
Translation of assets and liabilities in foreign currencies	-	-	(79)	-
Net unrealized appreciation (depreciation)	(2,901,141)	3,131,770	(13,326,193)	3,488,461
Net realized and unrealized gain (loss)	(5,250,277)	4,681,662	8,858,283	11,986,551
Net increase (decrease) in net assets resulting from operations	$2,242,551	$5,171,105	$9,208,057	$11,734,369
(a) Net of withholding tax of:	$-	$-	$548	$-

The accompanying notes are an integral part of the financial statements.
39

MML Series Investment Fund II – Financial Statements (Continued)

Statement of Changes in Net Assets

	MML Inflation-Protected Bond Fund		MML Enhanced Index Core Equity Fund		MML Small Cap Equity Fund		MML Small Company Opportunities Fund
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$7,492,828	$9,204,370	$489,443	$229,931	$349,774	$237,656	$(252,182)	$(286,791)
Net realized gain (loss) on investment transactions	(2,349,136)	(15,505)	1,549,892	1,552,887	22,184,476	4,787,077	8,498,090	9,066,112
Net change in unrealized appreciation (depreciation) on investments	(2,901,141)	(7,097,711)	3,131,770	(811,387)	(13,326,193)	(5,441,010)	3,488,461	(1,542,797)
Net increase (decrease) in net assets resulting from operations	2,242,551	2,091,154	5,171,105	971,431	9,208,057	(416,277)	11,734,369	7,236,524
Distributions to shareholders (Note 2):
From net investment income	(7,995,681)	(6,722,189)	(483,669)	(226,686)	(340,572)	(241,415)	-	-
Tax return of capital	-	(24,207)	-	-	-	-	-	-
From net realized gains	-	(14,736)	(1,526,221)	(915,652)	(21,328,611)	(4,492,257)	(8,850,246)	(7,774,755)
Net fund share transactions (Note5):	66,766,174	87,138,909	24,556,594	802,341	7,724,830	(2,706,434)	13,582,791	10,958,663
Total increase (decrease) in net assets	61,013,044	82,468,931	27,717,809	631,434	(4,736,296)	(7,856,383)	16,466,914	10,420,432
Net assets:
Beginning of year	171,306,952	88,838,021	18,787,914	18,156,480	93,058,214	100,914,597	73,751,506	63,331,074
End of year	$232,319,996	$171,306,952	$46,505,723	$18,787,914	$88,321,918	$93,058,214	$90,218,420	$73,751,506
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$31,300	$(3,200)	$245	$(1,114)	$8,646	$(8,617)	$(3,102)	$(3,102)

The accompanying notes are an integral part of the financial statements.

40

MML Inflation-Protected Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Year ended 12/31/06	Year ended 12/31/05		Year ended 12/31/04	Year ended 12/31/03		Period ended 12/31/02÷
Net asset value, beginning of year	$10.57	$10.91		$10.72	$10.23		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.38 ***	0.79	***	0.36	0.23		0.09
Net realized and unrealized gain (loss) on investments	(0.28)	(0.62)		0.29	0.50		0.23
Total income (loss) from investment operations	0.10	0.17		0.65	0.73		0.32
Less distributions to shareholders:
From net investment income	(0.40)	(0.51)		(0.40)	(0.23)		(0.09)
Tax return of capital	-	(0.00	) ††	-	-		-
From net realized gains	-	(0.00	) †	(0.06)	(0.01)		-
Total distributions	(0.40)	(0.51)		(0.46)	(0.24)		(0.09)
Net asset value, end of year	$10.27	$10.57		$10.91	$10.72		$10.23
Total Return (a)	0.97%	1.61%		6.25%	7.01%		3.17	% **
Ratios / Supplemental Data:
Net assets, end of year (000's)	$232,320	$171,307		$88,838	$35,436		$10,790
Ratio of expenses to average daily net assets:
Before expense waiver	0.61%	0.63%		0.66%	0.78%		1.57	% *
After expense waiver	N/A	N/A		N/A	0.71	% #	0.71	% #*
Net investment income (loss) to average daily net assets	3.67%	7.29%		3.69%	2.53%		2.54	% *
Portfolio turnover rate	10%	2%		15%	25%		0	% **

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Distributions from net realized gains are less than $0.01 per share.

††  Tax return of capital are less than $0.01 per share.

÷  For the period from August 30, 2002 (commencement of operations) through December 31, 2002.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

41

MML Enhanced Index Core Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$9.75		$9.83		$8.99		$7.13		$9.21
Income (loss) from investment operations:
Net investment income (loss)	0.14	***	0.13		0.13		0.08		0.07
Net realized and unrealized gain (loss) on investments	1.44		0.41		0.84		1.86		(2.08)
Total income (loss) from investment operations	1.58		0.54		0.97		1.94		(2.01)
Less distributions to shareholders:
From net investment income	(0.12)		(0.12)		(0.13)		(0.08)		(0.07)
From net realized gains	(0.37)		(0.50)		-		-		-
Total distributions	(0.49)		(0.62)		(0.13)		(0.08)		(0.07)
Net asset value, end of year	$10.84		$9.75		$9.83		$8.99		$7.13
Total Return (a)	16.18%		5.53%		10.81%		27.19%		(21.80)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$46,506		$18,788		$18,156		$16,083		$9,666
Ratio of expenses to average daily net assets:
Before expense waiver	0.70%		0.81%		0.81%		0.80%		0.95%
After expense waiver	0.66	% #	0.66	% #	0.66	% #	0.66	% #	0.66	% #
Net investment income (loss) to average daily net assets	1.36%		1.28%		1.43%		1.14%		0.96%
Portfolio turnover rate	123%		144%		120%		78%		82%

***  Per share amount calculated on the average shares method.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

42

MML Small Cap Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Year ended 12/31/06		Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$12.05		$12.71	$11.14	$8.50		$9.67
Income (loss) from investment operations:
Net investment income (loss)	0.05	***	0.03 ***	0.02	0.02		0.02
Net realized and unrealized gain (loss) on investments	1.24		(0.05)	1.80	2.64		(1.17)
Total income (loss) from investment operations	1.29		(0.02)	1.82	2.66		(1.15)
Less distributions to shareholders:
From net investment income	(0.05)		(0.03)	(0.02)	(0.02)		(0.02)
From net realized gains	(3.20)		(0.61)	(0.23)	-		-
Total distributions	(3.25)		(0.64)	(0.25)	(0.02)		(0.02)
Net asset value, end of year	$10.09		$12.05	$12.71	$11.14		$8.50
Total Return (a)	10.50%		(0.21)%	16.36%	31.29%		(11.84)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$88,322		$93,058	$100,915	$85,904		$61,508
Ratio of expenses to average daily net assets:
Before expense waiver	0.91%		0.71%	0.71%	0.73%		0.77%
After expense waiver	0.76	% #	N/A	N/A	0.73	% (b)	0.76	% (b)
Net investment income (loss) to average daily net assets	0.38%		0.25%	0.17%	0.20%		0.25%
Portfolio turnover rate	162%		27%	39%	43%		44%

***  Per share amount calculated on the average shares method.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund,

(a)  Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusions fo these charges would reduce the total return figures for all periods shown.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

43

MML Small Company Opportunities Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Year ended 12/31/06		Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$15.08		$15.19	$13.79	$10.13		$10.84
Income (loss) from investment operations:
Net investment income (loss)	(0.05	) ***	(0.06)	(0.07)	(0.04)		(0.03)
Net realized and unrealized gain (loss) on investments	2.35		1.71	2.62	4.32		(0.66)
Total income (loss) from investment operations	2.30		1.65	2.55	4.28		(0.69)
Less distributions to shareholders:
From net realized gains	(1.69)		(1.76)	(1.15)	(0.62)		(0.02)
Net asset value, end of year	$15.69		$15.08	$15.19	$13.79		$10.13
Total Return (a)	15.42%		10.94%	18.83%	42.25%		(6.34)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$90,218		$73,752	$63,331	$43,172		$23,203
Ratio of expenses to average daily net assets:
Before expense waiver	1.12%		1.14%	1.15%	1.18%		1.29%
After expense waiver	N/A		N/A	NA	1.16	% #	1.16	% #
Net investment income (loss) to average daily net assets	(0.31)%		(0.44)%	(0.55)%	(0.38)%		(0.41)%
Portfolio turnover rate	55%		56%	59%	57%		43%

***  Per share amount calculated on the average shares method.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

44

Notes to Financial Statements

1.  The Fund
   MML Series Investment Fund II ("MML II Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-end, management investment company. MML II Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 28, 2005, as amended. The following are four series of MML II Trust (each individually referred to as a "Fund" or collectively as the "Funds"): MML Inflation-Protected Bond Fund ("Inflation-Protected Bond Fund"), MML Enhanced Index Core Equity Fund ("Enhanced Index Core Equity Fund"), MML Small Cap Equity Fund ("Small Cap Equity Fund") and MML Small Company Opportunities Fund ("Small Company Opportunities Fund").

The MML II Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of MML II Trust are not offered to the general public.

After the close of business on April 29, 2005, each of the MML Inflation-Protected Bond Fund, MML Enhanced Index Core Equity Fund, MML Small Cap Equity Fund and MML Small Company Opportunities Fund, each a fund of MML Series Investment Fund II (each a "New Fund"), acquired all of the assets and liabilities of the MML Inflation-Protected Bond Fund, MML Enhanced Index Core Equity Fund, MML Small Cap Equity Fund and MML Small Company Opportunities Fund, each a fund of MML Series Investment Fund (each a "Fund"), respectively, pursuant to agreements and plans of reorganization that were approved by each Fund's respective shareholders on April 18, 2005. Each acquisition was accomplished by a tax-free transfer of all the assets of each Fund to the corresponding New Fund in exchange for shares of the New Fund and the assumption by the New Fund of all of the liabilities of the Fund.

2.  Significant Accounting Policies
   The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation
   Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees ("Trustees"), which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short-term securities with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. All other securities and other assets, including futures, options, swaps and debt securities for which the prices supplied by a pricing agent are deemed by the Trustees not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees. Securities are typically valued on the basis of valuations furnished by a primary pricing service or, if no such valuation is available, from a secondary pricing service. However, valuation methods approved by the Trustees which are intended to reflect fair value may be used when pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a Fund's

45

Notes to Financial Statements (Continued)

value for a security is likely to be different from the last quoted market price or pricing service information. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in accordance with policies established by the Trustees.

Securities Lending
   Each Fund may lend their securities to qualified brokers; however, securities lending cannot exceed 33% of the total assets of the Funds taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities. At December 31, 2006, the Funds loaned securities having the following market values, collateralized by cash, which was invested in short-term instruments in the following amounts:

	Securitites on Loan	Collateral
Enhanced Index Core Equity Fund	$2,231,161	$2,309,525
Small Cap Equity Fund	12,327,026	12,832,483
Small Company Opportunities Fund	10,626,180	11,027,216

For each Fund, the amount of securities on loan indicated in the table above may not correspond with the securities on loan identified on the Portfolio of Investments because securities with pending sales are in process of recall from the brokers. At December 31, 2006, the Funds had no securities on loan with pending sales.

MML II Trust receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended December 31, 2006, MML II Trust earned securities lending agent fees as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Enhanced Index Core Equity Fund	$162,068	$158,688	$3,380
Small Cap Equity Fund	559,738	521,911	37,827
Small Company Opportunities Fund	371,863	339,407	32,456

Repurchase Agreements
   Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Funds, through their custodian, take possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Funds and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Funds may be delayed or limited.

46

Notes to Financial Statements (Continued)

Accounting for Investments
   Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Federal Income Tax
   It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no Federal income tax provision is required. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

Dividends and Distributions to Shareholders
   Dividends from net investment income are declared and paid quarterly for the Inflation-Protected Bond Fund and annually for the Enhanced Index Core Equity Fund, Small Cap Equity Fund and Small Company Opportunities Fund and at other times as may be required to satisfy tax or regulatory requirements. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and paydowns on certain mortgage-backed securities. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

During the year ended December 31, 2006, the following amounts were reclassified due to differences between book and tax accounting.

	Paid-in Capital	Accumulated Net Realized Gain on Investments	Undistributed Net Investment Income
Inflation-Protected Bond Fund	$(30)	$(537,323)	$537,353
Enhanced Index Core Equity Fund	-	4,415	(4,415)
Small Cap Equity Fund	(1)	(8,060)	8,061
Small Company Opportunities Fund	-	(252,182)	252,182

Foreign Currency Translation
   The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

47

Notes to Financial Statements (Continued)

Forward Foreign Currency Contracts
   Each Fund may enter into forward foreign currency contracts in order to hedge the effect of currency movements of foreign denominated securities or obligations. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange and interest rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

At December 31, 2006, the Funds had no open forward foreign currency contracts.

Delayed Delivery Transactions, When Issued Securities, and Forward Commitments
  Each Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. These securities are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the value of these securities. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized.

At December 31, 2006, the Funds had no open obligations under these forward commitments.

Financial Futures Contracts
   The Funds may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or as a substitute for the purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

At December 31, 2006, the Funds had no open futures contracts.

48

Notes to Financial Statements (Continued)

Inflation-Indexed Bonds
   The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a periodic coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. Treasury inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Foreign Securities
   The Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities issued by U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

49

Notes to Financial Statements (Continued)

3.  Management Fees and Other Transactions

Investment Management Fees
   Under agreements between MML II Trust and MassMutual on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for this service, MassMutual receives advisory fees quarterly based on the following annual rates.

For the Inflation-Protected Bond Fund, MassMutual receives a fee from the Fund at an annual rate of 0.60% of the first $100,000,000, 0.55% of the next $200,000,000, 0.50% of the next $200,000,000 and 0.45% on assets over $500,000,000 of the average daily net asset value of the Fund.

For the Enhanced Index Core Equity Fund, MassMutual receives a fee from the Fund at an annual rate of 0.55% of the average daily net asset value of the Fund.

For the Small Cap Equity Fund, MassMutual receives a fee from the Fund at the annual rate of 0.65% of the first $100,000,000, 0.60% of the next $100,000,000, 0.55% of the next $300,000,000 and 0.50% of any excess over $500,000,000 of the average daily net asset value of the Fund.

For the Small Company Opportunities Fund, MassMutual receives a fee from the Fund at an annual rate of 1.05% of the average daily net asset value of the Fund.

MassMutual has entered into investment sub-advisory agreements with Babson Capital Management LLC ("Babson Capital"), pursuant to which Babson Capital serves as the Inflation-Protected Bond Fund's and the Enhanced Index Core Equity Fund's sub-adviser providing day-to-day management of each Fund's investments. Babson Capital is a wholly owned subsidiary of MassMutual Holding LLC, which is a controlled subsidiary of MassMutual. Babson Capital receives a fee from MassMutual equal to an annual rate of 0.08% of the average daily net assets of the Inflation-Protected Bond Fund and 0.25% of the average daily net assets of the Enhanced Index Core Equity Fund.

MassMutual has entered into investment sub-advisory agreements with OppenheimerFunds, Inc. ("OFI"), pursuant to which OFI serves as the Small Cap Equity Fund's and Small Company Opportunities Fund's sub-adviser providing day-to-day management of each Fund's investments. OFI is a majority owned, indirect subsidiary of MassMutual. OFI receives a fee from MassMutual equal to an annual rate of 0.25% of the average daily net assets of the Small Cap Equity Fund and 0.75% of the average daily net assets of the Small Company Opportunities Fund. Prior to April 1, 2006, Babson Capital served as the Small Cap Equity Fund's and Small Company Opportunities Fund's sub-adviser.

The Fund sub-adviser fees are paid out of the management fees previously disclosed above.

Expense Waivers
   MassMutual has agreed, at least through April 30, 2007, to bear the expenses of each Fund to the extent that the aggregate expenses (excluding the Fund's management fee, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund's fiscal year exceed 0.11% of the average daily net assets of the Fund for such year.

Other
   Certain officers and trustees of the Funds are also officers of MassMutual. The compensation of each trustee who is not an officer of MassMutual is borne by the Funds.

50

Notes to Financial Statements (Continued)

4.  Purchases and Sales of Investments
   Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2006, were as follows:

		Long-Term U.S. Government Securities	Other Long-Term Securities
Purchases	Inflation-Protected Bond Fund	$48,278,421	$36,709,738
	Enhanced Index Core Equity Fund	-	65,292,638
	Small Cap Equity Fund	-	141,604,000
	Small Company Opportunities Fund	-	45,687,644
Sales	Inflation-Protected Bond Fund	$20,421,999	$-
	Enhanced Index Core Equity Fund	-	42,563,498
	Small Cap Equity Fund	-	147,422,564
	Small Company Opportunities Fund	-	40,029,894

5.  Capital Share Transactions
   The Funds are authorized to issue an unlimited number of shares, with no par value in each class of shares. Changes in shares outstanding for each Fund are as follows:

	Year ended December 31, 2006		Year ended December 31, 2005
	Shares	Amount	Shares	Amount
Inflation-Protected Bond Fund
Sold	8,757,004	$91,267,527	8,592,622	$92,926,916
Issued as reinvestment of dividends	776,222	7,995,681	631,793	6,761,143
Redeemed	(3,127,296)	(32,497,034)	(1,163,818)	(12,549,150)
Net increase (decrease)	6,405,930	$66,766,174	8,060,597	$87,138,909
Enhanced Index Core Equity Fund
Sold	2,688,637	$27,842,459	121,695	$1,210,989
Issued as reinvestment of dividends	185,091	2,009,890	116,252	1,142,338
Redeemed	(510,169)	(5,295,755)	(157,658)	(1,550,986)
Net increase (decrease)	2,363,559	$24,556,594	80,289	$802,341
Small Cap Equity Fund
Sold	619,572	$7,786,261	728,167	$8,988,851
Issued as reinvestment of dividends	2,123,583	21,669,183	388,758	4,733,672
Redeemed	(1,711,718)	(21,730,614)	(1,332,322)	(16,428,957)
Net increase (decrease)	1,031,437	$7,724,830	(215,397)	$(2,706,434)
Small Company Opportunities Fund
Sold	835,553	$13,318,761	659,991	$9,995,884
Issued as reinvestment of dividends	562,937	8,850,246	512,750	7,774,755
Redeemed	(537,870)	(8,586,216)	(451,995)	(6,811,976)
Net increase (decrease)	860,620	$13,582,791	720,746	$10,958,663

6.  Federal Income Tax Information
   At December 31, 2006, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a Federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Inflation-Protected Bond	$238,865,017	$-	$(8,078,065)	$(8,078,065)
Enhanced Index Core Equity	45,000,970	4,240,721	(441,369)	3,799,352
Small Cap Equity Fund	92,669,664	9,964,929	(1,945,500)	8,019,429
Small Company Opportunities	86,672,556	16,289,452	(1,656,066)	14,633,386

51

Notes to Financial Statements (Continued)

At December 31, 2006, the following Funds had available, for Federal income tax purposes, unused capital losses:

Expiring 2014
Inflation-Protected Bond	$608,772

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

Certain differences exist from the amounts reflected in the Statement of Changes in Net Assets primarily due to the character of short-term capital gains treated as ordinary income for tax purposes.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions paid during the year ended December 31, 2006 was as follows:

	Ordinary Income	Long Term Capital Gain	Short Term Capital Gain	Return of Capital
Inflation-Protected Bond Fund	$7,995,681	$-	$-	$-
Enhanced Index Core Equity Fund	1,007,214	1,002,676	-	-
Small Cap Equity Fund	340,572	21,328,611	-	-
Small Company Opportunities Fund	1,180,810	7,669,436	-	-

The tax character of distributions paid during the year ended December 31, 2005 was as follows:

	Ordinary Income	Long Term Capital Gain	Short Term Capital Gain	Return of Capital
Inflation-Protected Bond Fund	$6,722,180	$8,199	$6,546	$24,207
Enhanced Index Core Equity Fund	227,584	582,309	332,445	-
Small Cap Equity Fund	237,066	3,874,836	621,770	-
Small Company Opportunities Fund	-	6,625,077	1,149,678	-

At December 31, 2006, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)*
Inflation-Protected Bond	$34,500	$(608,772)	$(3,200)	$(8,078,065)
Enhanced Index Core Equity	135,574	68,899	(593)	3,799,352
Small Cap Equity Fund	1,107,736	188,712	(5,753)	8,019,350
Small Company Opportunities	-	1,414,264	(3,102)	14,633,386

*  Includes unrealized appreciation (depreciation) on investments, derivatives and foreign currency denominated assets and liabilities if any.

7.  New Accounting Pronouncements
   On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than not" of being sustained by the applicable tax authority. Adoption of FIN 48 is required during the first financial reporting

52

Notes to Financial Statements (Continued)

period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 determines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds' financial statement disclosures.

8.  Proxy Voting (Unaudited)
   A description of the policies and procedures that each Fund's investment adviser and sub-advisers use to vote proxies relating to the Fund's portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com and on the Securities and Exchange Commission's website at http://www.sec.gov.

9.  Quarterly Reporting (Unaudited)
   The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

10.  Special Meeting of Shareholders (Unaudited)
  A Special Meeting of Shareholders of MML Small Cap Equity Fund and MML Small Company Opportunities Fund, each a series of MML Series Investment Fund II, was held on April 13, 2006. Notice of the meeting, and a Proxy Statement, were distributed on or about March 17, 2006 to shareholders of record as of February 21, 2006. The results of the vote on the matters submitted to shareholders at the Special Meeting are as follows:

Proposal 1: To approve the proposed sub-advisory agreements between Massachusetts Mutual Life Insurance Company and OppenheimerFunds, Inc. with respect to the MML Small Cap Equity Fund and the MML Small Company Opportunities Fund.

	Proposal 1:	Shares	Shares For	% of shares voted	Against	% of shares voted	Abstain	% of shares voted
MML Small Cap Equity Fund		7,473,026.12	7,189,983.80	96.212	115,597.99	1.547	167,444.33	2.241
MML Small Company Opportunities Fund		4,931,701.92	4,910,736.51	99.575	2,876.43	0.058	18,088.99	0.367

53

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of MML Series Investment Fund II:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the MML Inflation-Protected Bond Fund, MML Enhanced Index Core Equity Fund, MML Small Cap Equity Fund and MML Small Company Opportunities Fund, (collectively the "Funds"), four of the funds comprising the MML Series Investment Fund II ("MML II Trust"), as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the MML II Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The MML II Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion of the effectiveness of the MML II Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures include confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the MML II Trust as of December 31, 2006, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 22, 2007

54

Trustees and Officers (Unaudited)

The following table lists MML II Trust's trustees and officers as of December 31, 2006; their address and age; their position with MML II Trust; the length of time holding that position with MML II Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. MML II Trust's Statement of Additional Information includes additional information about MML II Trust's trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund II, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing.

Disinterested Trustees	Name, Address*, and Age	Position(s) Held with MML II Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
	Ronald J. Abdow Age: 75	Trustee of MML II Trust	Since 2005	Chairman, Abdow Corporation (operator of restaurants).	31	Trustee, Abdow G&R Trust and Abdow G&R Co. (owners and operators of restaurant properties); Chairman, Western Mass Development Corp.; Trustee (since 2004) MassMutual Premier Funds (open-end investment company).

	Nabil N. El-Hage Age: 48	Chairman and Trustee of MML II Trust	Since 2005	Professor of Management Practice, Harvard Business School, January 2003-present; Chairman (1995-2005) and CEO (1995-2003), Jeepers! Inc. (indoor amusement centers).	31	Chairman (since 2006), Trustee (since 2003), MassMutual Premier Funds (open-end investment company).

	Maria D. Furman Age: 52	Trustee of MML II Trust	Since 2005	Managing Director, Director and Portfolio Manager (1976-2002), Standish, Ayer and Wood (investment management).	31	Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

55

Trustees and Officers (Unaudited) (Continued)

	Name, Address*, and Age	Position(s) Held with MML II Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
	C. Ann Merrifield Age: 55	Trustee of MML II Trust	Since 2005	President, Biosurgery (since 2003), Executive Vice President, Biosurgery (2001-2003), President, Genetics (1997-2001), Genzyme Corporation.	31	Director (since 1997), Playtex Products, Inc.; Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

	Corine T. Norgaard Age: 69	Trustee of MML II Trust	Since 2005	President (2004-2005), Thompson Enterprises (real estate investment); Dean (1996-2004), Barney School of Business at the University of Hartford.	33	Director (since 1992), ING Variable Funds (formerly Aetna Variable Fund); Director (since 1993), ING Series Fund, Inc. (formerly Aetna Series Fund); Trustee (since 1997), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Interested Trustees	Name, Address*, and Age	Position(s) Held with MML II Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
	Frederick C. Castellani Age: 60	Vice Chairman, Trustee, and Vice President of MML II Trust	Since 2006	Executive Vice President (since 2001), Senior Vice President (1996-2001), MassMutual.	80	Trustee and President (since 2001), MassMutual Select Funds (open-end investment company); Trustee (since 2001), Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice Chairman, Trustee, and President (since 2006), MassMutual Premier Funds (open-end investment company).

56

Trustees and Officers (Unaudited) (Continued)

Principal Officers who are Not Trustees	Name, Address*, and Age	Position(s) Held with MML II Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
	John F. Carlson Age: 51	President of MML II Trust	Since 2006	Vice President (since 2003), Second Vice President (2002-2003), MassMutual; Vice President (1997-2002), CIGNA.	27

	Nicholas H. Palmerino Age: 41	Chief Financial Officer and Treasurer of MML II Trust	Since 2006	Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JP Morgan Chase Worldwide Securities Services; Senior Vice President (2003-2004), CDC IXIS Asset Management Services, Inc. and CDC IXIS Asset Management Advisers, L.P.; Vice President (1996-2003), Loomis Sayles & Company, L.P.	80

	Kristin L. Bushard Age: 40	Vice President of MML II Trust	Since 2005	Assistant Vice President (since 2005), Managing Director (2003-2005), MassMutual; Assistant Vice President (2000-2003), Allmerica Asset Management.	80

	Michael A. Chong Age: 49	Vice President and Chief Compliance Officer of MML II Trust	Since 2005	Vice President, Compliance (since 2004), Vice President and Associate General Counsel (1999-2004), MassMutual.	80

	John E. Deitelbaum Age: 38	Vice President, Clerk and Chief Legal Officer of MML II Trust	Since 2006	Vice President and Associate General Counsel (since 2006), Second Vice President and Associate General Counsel (2000-2006), MassMutual.	80

	Eric H. Wietsma Age: 40	Vice President of MML II Trust	Since 2006	Vice President (since 2005), MassMutual; Vice President (1999-2005), Hartford Life Insurance Company.	80

	Tina M. Wilson Age: 36	Vice President of MML II Trust	Since 2006	Assistant Vice President (since 2000), MassMutual.	27

*  The address of each Trustee and Principal Officer is the same as that for MML II Trust; 1295 State Street, Springfield, Massachusetts 01111.

**  Each Trustee of MML II Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his successor or until he dies, resigns or is removed. Notwithstanding the foregoing, (i) a Trustee shall retire and cease to serve as Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years and, (ii) an interested Trustee shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual, or an affiliate. However, any Trustee who attains the age of seventy-five years during 2006 shall retire and cease to serve as Trustee on or before December 31, 2007.

57

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund's year ended December 31, 2005 qualified for the dividends received deduction, as follows:

Enhanced Index Core Equity Fund	65.92%
Small Company Opportunities Fund	27.96%

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the period ended December 31, 2006:

Enhanced Index Core Equity Fund	56.41%
Small Cap Equity Fund	93.34%
Small Company Opportunities Fund	26.09%

58

Other Information (Unaudited)

Fund Expenses December 31, 2006

Expense Examples	The following information is in regards to expenses for the six month period ended December 31, 2006:
As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
These examples are based on an investment of $1,000 invested for the six month period ended December 31, 2006.

Actual Expenses	The first line of each table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Operating Expenses Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes	The second line of each table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

59

Other Information (Unaudited) (Continued)

The Funds incur ongoing operating expenses during the normal course of business, such as management fees and other expenses. The following tables, assuming a $1,000 investment in a class of shares, disclose the ending account value and operating expenses incurred for the six months ended December 31, 2006, based on, (1) the Fund's actual return and actual expenses, and (2) a hypothetical annualized 5% return and the Fund's actual expenses:

Inflation-Protected Bond Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,020.90	$3.16
2) Hypothetical	1,000.00	1,022.08	3.16

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.62%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Enhanced Index Core Equity Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,129.40	$3.54
2) Hypothetical	1,000.00	1,021.88	3.36

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.66%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Small Cap Equity Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,065.50	$4.22
2) Hypothetical	1,000.00	1,021.12	4.13

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.81%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Small Company Opportunities Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,079.10	$5.92
2) Hypothetical	1,000.00	1,019.51	5.75

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.13%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

60

Massachusetts Mutual Life Insurance Company
and affiliates, Springfield, MA 01111-0001

www.massmutual.com

© 2007 Massachusetts Mutual Life Insurance Company. All rights reserved.

MassMutual Financial Group is a marketing designation (or fleet name) for
Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliates.

L4540_II
1206

MML Series Investment Fund II

Annual Report

for the period ended

December 31, 2006

MML Money Market Fund MML Managed Bond Fund MML Blend Fund MML Equity Fund

INVEST INSURE RETIRE

You can’t predict. You can prepare.®

Table of Contents

Letter to Shareholders	1

Portfolio Manager Reports	3

Portfolio of Investments	14

MML Money Market Fund MML Managed Bond Fund MML Blend Fund MML Equity Fund	14 15 22 34

Statement of Assets and Liabilities	38

Statement of Operations	39

Statement of Changes in Net Assets	40

Financial Highlights	41

Notes to Financial Statements	45

Report of Independent Registered Public Accounting Firm	60

Trustees and Officers (Unaudited)	61

Federal Tax Information (Unaudited)	64

Other Information (Unaudited)	65

This material must be preceded or accompanied by a current prospectus for the MML Series Investment Fund II. Investors should consider a Fund's investment objective, risks and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus. Read it carefully before investing.

MML Series Investment Fund II Report – President's Letter to Shareholders

December 31, 2006

To Our Shareholders

John Carlson

Your financial representative can provide you with specific guidance, but MassMutual continues to believe that most investors should consider an investment program that features a diversification strategy that suits their risk tolerance, financial goals and time horizon, and that keeps them exposed to the powerful forces of long-term growth potential.

A Look Back at 2006: Stocks' Impressive Year

Despite a slow start in the first half, particularly in the U.S., stocks worldwide made some impressive gains in 2006. For the full year, the Dow Jones Industrial AverageSM ("the Dow"), which measures blue-chip stock activity, returned 16.29%. The technology-laden Nasdaq Composite® Index ("Nasdaq") advanced 9.52% and the S&P 500® Index, a broad measure of U.S. large-cap stock performance, gained 15.78%. The Russell 2000® Index, a measure of small-cap equity results, advanced 18.36%. But the standout performer in the equity markets by a large margin was the MSCI® EAFE® Index, a benchmark for foreign stocks, which returned 26.34%.*

In the bond market, the Lehman Brothers® Aggregate Bond Index, which measures the U.S. investment-grade fixed-income markets, returned 4.33% for the 12-month period ended December 31.* Bond investors continued to struggle due to a Federal Reserve ("Fed") that remained in a tightening mode until August.

Taking a closer look at the year on a quarter-by-quarter basis, most U.S. stock indexes posted strong gains in the first quarter of 2006 – although foreign stocks outperformed their U.S.-based counterparts in a pattern that would continue throughout the year. In the fixed-income markets, the Lehman Brothers Aggregate Bond Index fell slightly. The second quarter saw a turnaround in the fortunes of equity markets worldwide, as investor uncertainty led many of the world's markets lower. Meanwhile, with rising inflation and interest rates, bond prices remained on the defensive.

Both the stock and bond markets saw good returns in the third quarter of 2006. Markets were buoyed by the Fed's decision to hold interest rates steady in both August and September, falling crude oil prices and favorable readings in some key inflation measures. Foreign stocks also fared well. In most cases, stocks outperformed bonds – although moderating inflation readings and expectations of a slowing economy were particularly helpful to the bond market.

Domestic stocks forged higher once again during the fourth quarter, reaching some notable milestones along the way. The Dow posted a series of new highs and briefly crossed the 12,500 barrier, advancing 6.71% for the quarter. The S&P 500 Index broke the 1,400 level and closed up 6.69%. Small caps also ended the year strongly, as evidenced by the Russell 2000 Index, which rose 8.90%. For its part, Nasdaq returned 6.95% for the fourth quarter. The U.S. dollar weakened slightly during the period, supporting the returns of foreign stocks and helping the MSCI EAFE Index to rise 10.35%. The factors that initially triggered the summer stock market rally continued to support stock prices during the final quarter of 2006 – namely, the Fed's extended pause with regard to interest rate increases and lower crude oil prices.

In the fixed-income market, bond prices changed little in the fourth quarter, due in part to low default rates and generally favorable corporate earnings. Against this backdrop, the Lehman Brothers Aggregate Bond Index returned 1.24%. The yield curve remained inverted, with the yields of shorter-term securities generally staying higher than those of longer-term issues.

*  Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

(Continued)

MML Series Investment Fund II Report – President's Letter to Shareholders (Continued)

It was a good year . . . after all

At the end of 2005, experts pointed out that the equity market had advanced for three consecutive years, the Fed was raising interest rates and crude oil was on the rise. Not only that, but 2006 was the second year in the presidential cycle, a time that often heralds weak performance for stocks. For the first half of the year, the markets appeared ready to fulfill that prophecy, since most of the popular averages were sluggish from January through early May.

After the Fed's Open Market Committee rate hike on May 10, investors reacted with a sell-off, triggering a two-month market correction. It seemed that their patience with the Fed's credit-tightening had reached an end. In retrospect, however, the correction set the stage for the sustained rally that began in July and continued through the end of the year.

Why did the equity markets reverse course and head higher? During the summer, data emerged that suggested a mildly slowing, but still-expanding economy (i.e., a "soft landing") – which was seen as the best-case outcome after the cycle of Fed tightening. Inflation eased a bit over the remainder of the year, and those developments made it feasible for the central bank to keep short-term interest rates unchanged in August. Stable interest rates, in turn, fueled share prices. Falling energy prices also drove stocks higher during the second half of the year and helped to improve inflation readings. After trending higher for the first six months of 2006, crude oil declined rapidly in August and September, stabilizing around the $60 per barrel level for the remainder of the year. Meanwhile, natural gas retreated by almost 50% during the year's second half.

Outlook

The U.S. economy's ability to remain relatively healthy in the face of rising interest rates and energy prices for much of 2006 serves as another reminder that our economy is a potent force. As we begin 2007, naturally some concerns remain. In particular, investors are waiting to see if the economy weakens further. Offsetting this worry somewhat is the likelihood that the Fed could reverse course and lower interest rates if the economy appeared to be seriously faltering. These uncertainties and the new year provide you with an excellent opportunity to touch base with your financial representative, who can help you assess your comfort level with your current investment strategy – and whether or not it is aligned with today's market conditions. That said, MassMutual continues to believe that most investors should consider an investment program that features a diversification strategy that suits their risk tolerance, financial goals and time horizon, and that keeps them exposed – through a judicious mix of stock- and bond-focused investments – to the powerful forces of long-term growth potential.

John Carlson
President

The information provided is the opinion of MassMutual Retirement Services Investments Marketing as of 1/1/07 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MML Money Market Fund – Portfolio Manager Report

What is the investment objective of the MML Money Market Fund – and who is the Fund's sub-adviser?  This Fund seeks to achieve high current income, preserve capital and maintain liquidity. These objectives are of equal importance. The Fund invests primarily in high-quality debt instruments that have a remaining maturity of no more than 397 days. The Fund's sub-adviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended December 31, 2006?  The Fund returned 4.54%, outpacing the 2.92% return of the Lipper Taxable Money Market Fund Index, an unmanaged index of taxable money market mutual funds.

What was the investment background during the period?  Fixed-income investors were glad to see the first quarter of 2006 come to a close, since bonds significantly underperformed stocks during the period. During the second quarter, speculation regarding inflation and economic growth and their collective impact on future Federal Reserve ("Fed") actions continued to dampen investor sentiment. Because many fixed-income investors thought the Fed was nearing an end to its interest rate hikes, there was a comfort level in adding to risk – consequently, lower-quality credits benefited. By May, however, sentiment shifted when it became apparent that further Fed tightening would occur. On June 29, the Fed again raised rates, to 5.25%.

The bond market rallied strongly during the third quarter, advancing 3.81%, as measured by the Lehman Brothers Aggregate Bond Index. This rally pushed bond prices up across the board which, in turn, pushed down yields. Bond prices move in the opposite direction of interest rates (or yields); when yields rise, the prices of existing bonds fall – and vice versa. The yield for 10-year U.S. Treasuries closed the period at 4.64%, down from its 5.25% high at the end of June. In this environment, Treasuries performed strongly, as did virtually all components of the broad market. Corporate bonds and other non-Treasuries ("credits") were also strong, particularly in areas associated with more risk-taking, such as long corporates and high-yield bonds. During the final quarter of 2006, corporate bonds turned in a relatively strong performance. The high-yield sector rallied 4.2% and investment-grade credits outpaced U.S. Treasuries by 0.25%. Despite evidence of a slowing economy, during this time frame, risk-taking was again rewarded.

What factors contributed to the Fund's performance?  As a result of investors' continued appetite for yield, credits outperformed Treasuries in the first quarter. Corporate bonds, particularly high yield, were boosted by muted default levels, a strong U.S. economy and robust equity performance. Mortgages, supported by strong demand and relatively low volatility, also performed well. In the second quarter, investment-grade corporate bonds were weak, while high-yield and asset-backed securities outperformed. Additionally, the intermediate component of the Treasury sector was fairly strong, while mortgages remained flat. Lower-quality credits did well, due to investors' appetite for risk in the first half of the period.

Turning to the third quarter, while the Fed kept its target for the federal funds rate at 5.25% in August and September, the central bank did leave the door open to future rate hikes. At the end of September, however, the market was trading with the conviction that the tightening regime had ended. Until the third quarter, the short and intermediate components of the bond market had performed well, relative to the longer components; this dynamic was altered somewhat during the third quarter, as a result of the Fed's pause. In the final three months of 2006, inflation and monetary policy proved an enigma for investors. The shape of the yield curve pointed towards less inflation and lower yields in 2007. (The yield curve is a measure of the disparity of yields of bonds of comparable credit quality across a range of maturities from three months to 30 years. It is often used as an economic indicator.) Faced with these crosscurrents, investor opinions concerning the future direction of monetary policy and interest rates varied widely at the end of the year. Finally, a record-breaking level of mergers and acquisitions (M&A) also highlighted the fourth quarter, as over $1 trillion of M&A activity was recorded during the period. For all of 2006, $3.8 trillion of deals were consummated, up from the

MML Money Market Fund – Portfolio Manager Report (Continued)

previous record of $3.4 trillion in 2000. A flood of cheap debt, coupled with a very large and growing pool of private equity capital (estimated at $750 billion), fueled the merger mania.

What is your outlook?  We believe that, with inflation contained and interest rates generally stable, investors remain committed to the markets despite a slowing economy. Should inflation become problematic or the economy seriously falter, the financial markets would likely struggle. For now, low inflation and interest rates, coupled with reasonable growth, seem to provide a bullish backdrop as we enter 2007.

MML Money Market Fund Asset Allocation (% of Net Assets) on 12/31/06
Commercial Paper	81.5%
Other Short-Term Debt	18.2%
Other Assets and Liabilities	0.3%
Total	100.0%

MML Money Market Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Money Market Fund and the Lipper Taxable Money Market Fund Index.

MML Series Investment Fund II
Total Returns

	One Year 1/1/06 - 12/31/06	Five Year Average Annual 1/1/02 - 12/31/06	Ten Year Average Annual 1/1/97 - 12/31/06
MML Money Market Fund	4.54%	1.97%	3.45%
Lipper Taxable Money Market Fund Index	2.92%	1.41%	2.21%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Lipper Taxable Money Market Fund Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here. An investment in the MML Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

MML Managed Bond Fund – Portfolio Manager Report

What is the investment objective of the MML Managed Bond Fund – and who is the Fund's sub-adviser?  This Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital by investing primarily in investment-grade fixed-income debt securities. The Fund's sub-adviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended December 31, 2006?  The Fund returned 4.11%, moderately underperforming the 4.33% return of the Lehman Brothers® Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index.

What was the investment background during the period?  Fixed-income investors were glad to see the first quarter of 2006 come to a close, since bonds significantly underperformed stocks during the period. During the second quarter, speculation regarding inflation and economic growth and their collective impact on future Federal Reserve ("Fed") actions continued to dampen investor sentiment. Because many fixed-income investors thought the Fed was near an end to its interest rate hikes, there was a comfort level in adding to risk – consequently, lower-quality credits benefited. By May, however, sentiment shifted when it became apparent that further Fed tightening would occur. On June 29, the Fed again raised rates, to 5.25%.

  The bond market rallied strongly during the third quarter, advancing 3.81%, as measured by the Lehman Brothers Aggregate Bond Index. This rally pushed bond prices up across the board which, in turn, pushed down yields. Bond prices move in the opposite direction of interest rates (or yields); when yields rise, the prices of existing bonds fall – and vice versa. The yield for 10-year U.S. Treasuries closed the period at 4.64%, down from its 5.25% high at the end of June. In this environment, Treasuries performed strongly, as did virtually all components of the broad market. Corporate bonds and other non-Treasuries ("credits") were particularly strong in areas associated with more risk-taking, such as long corporate and high-yield bonds. During the final quarter of 2006, corporate bonds turned in a relatively strong performance. The high-yield sector rallied 4.2% and investment-grade corporate bonds outpaced U.S. Treasuries by 0.25%. Despite evidence of a slowing economy, during this time frame, risk-taking was again rewarded.

What factors contributed to the Fund's performance?  Due to investors' continued appetite for yield, non-Treasury investment grade bonds outperformed Treasuries in the first quarter of 2006. Corporate bonds, particularly high yield, were boosted by muted default levels, a strong U.S. economy and robust equity performance. Mortgages, supported by strong demand and relatively low volatility, also did well. During this time frame, the Fund benefited from its exposure to corporate bonds. Detracting from results, however, was the Fund's underweight position in mortgages. During the second quarter, investment-grade corporate bonds were weak, while high-yield and asset-backed securities outperformed. Additionally, the intermediate component of the Treasury sector was fairly strong, while mortgages remained flat, although the Fund's underweight position in mortgages – and selection within the sector – added value.

  In the third quarter, the Fund was hurt somewhat by the strong outperfomance of "risk" areas of the market. Credits did extremely well, particularly longer issues. Over the past year, we have been reducing risk from the Fund by trimming credit positions and we do not carry much exposure at the long end of the curve. A few yield curve-related trades that did not have favorable outcomes also detracted from results. On the upside, the Fund's risk reduction resulted in little to no exposure to housing-related issues, which did not fare well during the period. In the fourth quarter, the Fund benefited from its lower-quality credit exposure. Every year since 2002, a bias toward high-yield debt has been a positive for the Fund, and 2006 was no exception. Also enhancing performance was opportunistic mortgage trading activity.

What is your outlook?  We believe that, with inflation contained and interest rates generally stable, investors remain committed to the markets despite a slowing economy. Should inflation become problematic or the economy seriously falter, the financial markets would likely struggle. For now, low inflation and interest rates, coupled with reasonable growth, seem to provide a bullish backdrop as we enter 2007.

MML Managed Bond Fund – Portfolio Manager Report (Continued)

MML Managed Bond Fund Quality Structure (% of Net Assets) on 12/31/06
U.S. Governments, Aaa/AAA	65.70%
Aa/AA	2.30%
A	6.50%
Baa/BBB	18.00%
Ba/BB	4.90%
B	0.30%
Short-Term Investments and Other Assets and Liabilities	2.30%
100.00%

Growth of a $10,000 Investment

Hypothetical Investments in MML Managed Bond Fund and the Lehman Brothers Aggregate Bond Index.

MML Series Investment Fund II
Total Returns

	One Year 1/1/06 - 12/31/06	Five Year Average Annual 1/1/02 - 12/31/06	Ten Year Average Annual 1/1/97 - 12/31/06
MML Managed Bond Fund	4.11%	4.96%	5.96%
Lehman Brothers Aggregate Bond Index	4.33%	5.06%	6.24%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

MML Blend Fund – Portfolio Manager Report

What is the investment objective of the MML Blend Fund – and who is the Fund's sub-adviser?  This Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital. The Fund's sub-adviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended December 31, 2006?  The Fund returned 11.78%, moderately outpacing the 11.60% return of the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category. In addition, the Fund outperformed the 4.33% return of the Lehman Brothers® Aggregate Bond Index (an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index). The Fund, however, underperformed the 15.78% advance of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment background during the period?  U.S. equity markets surged upward in the first quarter of 2006, with small-cap stocks leading the way. Dominating investors' concerns was the lingering question of interest rates, since a wave of firm economic indicators during the quarter suggested to the investment community that the Federal Reserve ("Fed") would continue raising short-term interest rates (a stance the central bank had held since June 2004). During the second quarter, the Fed increased the federal funds rate for the 17th consecutive time, to 5.25% at the end of June.

  A pause by the Fed in its seemingly endless campaign of higher interest rates provided the major catalyst for a strong equity market rebound in the closing months of the third quarter, after the Fed held rates steady during its August and September meetings. Other factors contributed to the equity market momentum, including lower Treasury yields and a sharp decline in oil and commodity prices. In the final quarter of 2006, certain data pointed to an economy that was losing momentum – as housing starts, production, orders and retail sales all seemed to indicate softer business conditions. Further suggestive of a slowdown were lower oil prices, which tumbled from $77 a barrel in July to $56 in November. Interestingly, however, equity investors ignored the economic data and stock markets steadily rose during the final three months of the year. Leading the way were emerging markets, which climbed 17%. Corporate bonds also did well. The high-yield sector rallied 4.2%, and investment-grade corporate bonds and other non-Treasuries outpaced U.S. Treasuries by 0.25%. Despite growing evidence of a slowing economy, the final months of 2006 proved to be another period in which risk-taking paid handsomely – even in the wake of slowing economic growth.

How did the Fund's stock segment of the portfolio perform?  During the first quarter, the Fund's stock component benefited from its exposure to high-beta, low-quality stocks and exposure to late cycle growth. During the period, value strategies struggled, while momentum strategies fared the best. During the second quarter, the market gyrations caused by Fed activity caused two things to happen. First, growth strategies underperformed, as the market started to distrust higher growth rates and turned instead to favor steady, but low, growth rates (e.g., utilities). Secondly, momentum strategies underperformed, as the market began to discount a change in its current cycle. The Fund has favored growth strategies, although this proved unprofitable in the second quarter. Conversely, the Fund's value strategies performed well.

  During the third quarter, the Fund's equity component outperformed, as a change became evident in the performance of large-cap stocks relative to small caps. Small stocks tend to outperform their larger counterparts when inflation expectations are rising. During this period, inflation expectations fell and small stocks underperformed large. In the fourth quarter, the Fund's equity models performed well. The market favored small stocks during this time.

MML Blend Fund – Portfolio Manager Report (Continued)

How did the bond portfolio perform?  The bond component of the Fund benefited from its exposure to corporate bonds, which continued to outperform Treasuries in the first quarter of 2006. Detracting from results was the Fund's underweight position in mortgages which, like corporate bonds, outperformed Treasuries. Despite this, the Fund's mortgage composition, specifically its ownership of securities not included in the benchmark, added value during the period. Turning to the second quarter, the Fund made a conscious effort to reduce risk by trimming corporate bond weightings. This added value during the period. The Fund also moved to higher-quality corporate issues. This modestly hampered results, as lower-quality corporate bonds outperformed.

  In the third quarter, the bond component of the Fund was hurt somewhat by the strong outperfomance of "risk" areas of the market. Corporate bonds and other non-Treasuries did extremely well, particularly longer issues. In the fourth quarter, the Fund's bond segment benefited from its lower-quality credit exposure. Also enhancing performance was opportunistic mortgage trading activity. Higher coupon holdings also aided results.

What is your outlook?  It seems to us that investors are cautiously optimistic. We believe that, with inflation contained and interest rates generally stable, investors remain committed to the markets despite a slowing economy. Should inflation become problematic or the economy seriously falter, the financial markets would likely struggle. For now, low inflation and interest rates, coupled with reasonable growth, seem to provide a bullish backdrop as we enter 2007.

MML Blend Fund Asset Allocation (% of Net Assets) on 12/31/06
Equities	62.8%
Bonds & Notes	28.0%
Purchased Options	0.0%
Futures	(0.0)%
Swaps	(0.0)%
Short-Term Investments and Other Assets and Liabilities	9.2%
Total	100.0%

MML Blend Fund Largest Stock Holdings (12/31/06)

Altria Group, Inc.

American International Group, Inc.

Bank of America Corp.

Citigroup, Inc.

Exxon Mobil Corp.

General Electric Co.

Johnson & Johnson

Microsoft Corp.

Pfizer, Inc.

The Procter & Gamble Co.

MML Blend Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Blend Fund and the corresponding indices.

MML Series Investment Fund II
Total Returns

	One Year 1/1/06 - 12/31/06	Five Year Average Annual 1/1/02 - 12/31/06	Ten Year Average Annual 1/1/97 - 12/31/06
MML Blend Fund	11.78%	5.95%	5.49%
Lehman Brothers Aggregate Bond Index	4.33%	5.06%	6.24%
Lipper Balanced Fund Index	11.60%	6.51%	7.44%
S&P 500 Index	15.78%	6.19%	8.42%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Lipper Balanced Fund Index, the S&P 500 Index, and the Lehman Brothers Aggregate Bond Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

MML Equity Fund – Portfolio Manager Report

What is the investment objective of the MML Equity Fund – and who is the Fund's sub-adviser?  This Fund's primary objective is to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate. The Fund's sub-adviser is OppenheimerFunds, Inc. (OFI).

How did the Fund perform during the 12 months ended December 31, 2006?  The Fund returned 18.00%, outpacing the 15.78% return of the S&P 500® Index (also, "the benchmark"), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment background during the period?  U.S. equity markets surged upward in the first quarter of 2006, with small-cap stocks leading the way. Investor optimism prevailed despite high oil prices, the prospects of further interest rate increases and a softening housing market. Value stocks outperformed their growth counterparts during this period, and all sectors were in positive territory. After much turbulence, the S&P 500 Index ended the second quarter down 1.4%. During this time, value stocks outperformed, while growth issues lagged.

  The stock market was in the positive column once again in the third quarter. Domestic equities were buoyed by the Federal Reserve's ("Fed's") decision to hold interest rates steady in both August and September, falling crude oil prices and favorable readings in some key inflation measures. Foreign stocks also fared well. Equities in the U.S. forged higher once again during the fourth quarter, as the S&P 500 Index closed up 6.69%. Small caps also ended the year strongly, as evidenced by the small-cap Russell 2000® Index, which rose 8.90%. The U.S. dollar weakened slightly during the period, supporting the returns of foreign stocks and helping the MSCI® EAFE® Index to rise 10.35%. The factors that initially triggered the summer stock market rally continued to support stock prices during the final quarter of 2006 – namely, the Fed's extended pause with regard to interest rate increases and lower crude oil prices.

What factors contributed to the Fund's performance?  In the first quarter of 2006, the Fund's returns relative to the S&P 500 Index were fueled by the Fund's positioning within the energy and technology sectors. On the other hand, the Fund's relative returns were hurt by our stock selection within the financials sector, as several of the Fund's insurance holdings declined. Our stock selection in industrial resources and consumer staples also detracted from the Fund's results. In the second quarter, the portfolio's progress was stymied by stock selection within the energy sector and disappointing results in the information technology sector. On the positive side, contributing to returns during the second quarter was stock selection within the consumer growth sector, particularly our position in CBS, which rose due to favorable television ratings. Positive contributions also stemmed from our exposure to the financial and consumer discretionary sectors.

  In the third quarter, the energy and consumer discretionary sectors provided more relative contribution than any other sectors – mostly a result of stock selection. In energy, the portfolio benefited from both good stock picking and a modestly underweight position. As prices pulled back during the latter part of the quarter, the portfolio was able to maintain its outperformance through solid contributions from ExxonMobil. Conversely, in financials, the portfolio primarily suffered from weak returns in Countrywide Financial and Capital One Financial. Both securities, however, made strong comebacks in September, with Capital One ultimately being one of our largest contributors. The Fund trailed the benchmark in health care and industrials due to stock selection.

  In the fourth quarter of 2006, our stock selection in the financials sector hampered the Fund's progress relative to the benchmark. Most of this weakness came from our capital markets weighting, which returned only about 2%. Within consumer discretionary, stock selection was also a driver of underperformance. In energy, on the other hand, our stock picks contributed to returns, as Schlumberger and ExxonMobil performed well, although our underweight position in the sector – which reflects our

MML Equity Fund – Portfolio Manager Report (Continued)

view that energy is being priced at unsustainably high levels – hindered overall returns. But the most significant source of value-added during the fourth quarter was our exposure to consumer staples. Other contributions came from the utilities sector, as CMS Energy, PG&E Corp. and Sempra Energy all posted double-digit returns. Finally, in industrials, the Fund benefited from both its overweight position and effective stock selection.

What is your outlook?  We continue to believe recent restructurings and integrations will fuel synergies and earnings strength heading into the future. We will continue to seek compelling investment opportunities, adding and trimming portfolio holdings as necessary to position the Fund for the pursuit of success in the reigning market environment.

MML Equity Fund Industry Table (% of Net Assets) on 12/31/06
Banking, Savings & Loans	18.6%
Energy	10.9%
Insurance	9.0%
Aerospace & Defense	5.8%
Broadcasting, Publishing & Printing	5.4%
Financial Services	5.0%
Pharmaceuticals	4.7%
Electric Utilities	4.5%
Tobacco	4.2%
Electrical Equipment & Electronics	4.1%
Commercial Services	3.7%
Telephone Utilities	2.7%
Industrial – Diversified	2.6%
Prepackaged Software	2.4%
Foods	2.4%
Automotive & Parts	1.6%
Building Materials & Construction	1.4%
Entertainment & Leisure	1.2%
Retail	1.2%
Cosmetics & Personal Care	1.1%
Computer Integrated Systems Design	0.6%
Apparel, Textiles & Shoes	0.6%
Restaurants	0.4%
Chemicals	0.4%
Communications	0.4%
Transportation	0.3%
Computers & Office Equipment	0.3%
Computers & Information	0.3%
Containers	0.3%
Household Products	0.2%
Machinery & Components	0.2%
Metals & Mining	0.1%
Forest Products & Paper	0.1%
Toys, Games	0.1%
Advertising	0.1%
Short-Term Investments and Other Assets and Liabilities	3.1%
100.0%

MML Equity Fund Largest Stock Holdings (12/31/06)

Altria Group, Inc.

Bank of America Corp.

Everest Re Group Ltd.

Exxon Mobil Corp.

Liberty Global, Inc. Cl. C

Siemens AG Sponsored ADR (Germany)

Texas Instruments, Inc.

UBS AG

United Technologies Corp.

Wachovia Corp.

MML Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Fund and the S&P 500 Index.

MML Series Investment Fund II
Total Returns

	One Year 1/1/06 - 12/31/06	Five Year Average Annual 1/1/02 - 12/31/06	Ten Year Average Annual 1/1/97 - 12/31/06
MML Equity Fund	18.00%	7.65%	6.19%
S&P 500 Index	15.78%	6.19%	8.42%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

MML Money Market Fund – Portfolio of Investments

December 31, 2006

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 99.7%
Commercial Paper — 81.5%
American Honda Finance Corp. 5.200% 01/05/2007	$2,439,000	$2,437,591
Bank of America Corp. 5.250% 01/12/2007	2,143,000	2,139,562
Bankamerica Corp. 5.250% 01/18/2007	209,000	208,482
Beethoven Funding Corp.(a) 5.260% 01/09/2007	2,575,000	2,571,990
Bryant Park Funding LLC(a) 5.260% 01/19/2007	2,360,000	2,353,793
Caterpillar Financial Services Corp. 5.210% 01/22/2007	354,000	352,924
CBA (Delaware) Finance Inc. 5.235% 02/20/2007	2,516,000	2,497,707
CIT Group, Inc. 5.240% 04/16/2007	662,000	651,882
Coca-Cola Enterprises(a) 5.220% 01/24/2007	2,540,000	2,531,529
DaimlerChrysler Revolving Auto Conduit LLC 5.250% 02/08/2007	2,550,000	2,535,869
Danske Corp. 5.240% 01/31/2007	2,540,000	2,528,909
Falcon Asset Securitization Corp.(a) 5.230% 03/01/2007	2,525,000	2,503,357
FCAR Owner Trust I 5.250% 02/21/2007	2,575,000	2,555,848
General Electric Capital Corp. 5.130% 03/30/2007	2,645,000	2,611,832
Goldman Sachs Group LP 5.210% 02/16/2007	2,508,000	2,491,304
Govco, Inc.(a) 5.240% 01/10/2007	2,625,000	2,621,561
Harley-Davidson Funding(a) 5.210% 02/05/2007	2,550,000	2,537,084
HBOS Treasury Services 5.245% 02/15/2007	2,351,000	2,335,586
Hewlett-Packard Co. 5.300% 01/30/2007	2,535,000	2,524,177

	Principal Amount	Market Value
ING US Funding LLC 5.195% 04/17/2007	$2,000,000	$1,969,407
International Business Machine Corp. 5.130% 03/29/2007	2,006,000	1,981,131
Johnson & Johnson 5.170% 01/18/2007	2,550,000	2,543,775
Kimberly Clark Worldwide(a) 5.220% 01/22/2007	2,525,000	2,517,311
L'Oreal USA, Inc.(a) 5.230% 01/04/2007	2,236,000	2,235,025
Nestle Capital Corp. 5.180% 03/01/2007	2,650,000	2,627,503
New Center Asset Trust 5.140% 03/23/2007	2,130,000	2,105,367
Paccar Financial Corp. 5.210% 01/11/2007	2,625,000	2,621,201
Parker-Hannifin Corp.(a) 5.290% 01/02/2007	2,525,000	2,524,629
Procter & Gamble Philippines 5.250% 02/09/2007	2,150,000	2,137,772
Procter & Gamble Philippines 5.260% 01/23/2007	383,000	381,769
Reckitt Benckiser PLC 5.250% 01/17/2007	2,436,000	2,430,316
Sheffield Receivables(a) 5.260% 01/16/2007	2,550,000	2,544,411
Sigma-Aldrich Corp.(a) 5.250% 01/25/2007	1,937,000	1,930,221
Societe Generate North America 5.250% 03/01/2007	1,954,000	1,937,187
South Carolina Electric & Gas 5.310% 01/29/2007	2,250,000	2,240,708
Sysco Corp.(a) 5.220% 03/15/2007	2,540,000	2,513,114
Toyota Motor Credit Corp. 5.380% 01/08/2007	2,650,000	2,647,228
United Techologies Corp. 5.290% 01/03/2007	2,500,000	2,499,265
Wisconsin Electric Power Co. 5.340% 01/04/2007	802,000	801,643
		84,179,970

	Principal Amount	Market Value
Discount Notes — 4.2%
Fed Home Loan Discount Note 5.170% 02/23/2007	$2,550,000	$2,530,591
Federal Farm Credit Discount Note 5.070% 04/05/2007	1,850,000	1,825,509
		4,356,100
U.S. Treasury Bills — 14.0%
U.S. Treasury Bill 4.751% 02/01/2007	2,935,000	2,922,993
U.S. Treasury Bill 4.820% 02/22/2007	2,820,000	2,800,367
U.S. Treasury Bill 4.849% 03/08/2007	2,400,000	2,378,664
U.S. Treasury Bill 4.868% 05/17/2007	2,500,000	2,454,029
U.S. Treasury Bill 4.870% 03/22/2007	3,985,000	3,941,878
		14,497,931
TOTAL SHORT-TERM INVESTMENTS (Cost $103,034,001)		103,034,001
TOTAL INVESTMENTS — 99.7%(b)		103,034,001
Other Assets/ (Liabilities) — 0.3%		293,296
NET ASSETS — 100.0%		$103,327,297

Notes to Portfolio of Investments

(a)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities amounted to a value of $29,384,025 or 28.4% of net assets.

(b)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments

December 31, 2006

	Number of Shares	Market Value
EQUITIES — 0.0%
COMMON STOCK — 0.0%
Air Transportation — 0.0%
UAL Corp.(a)	1,127	$49,588
Energy — 0.0%
Dynegy, Inc. Cl. A (a)	87	630
TOTAL COMMON STOCK (Cost $0)		50,218
TOTAL EQUITIES (Cost $0)		50,218
	Principal Amount
BONDS & NOTES — 97.7%
ASSET BACKED SECURITIES — 1.4%
Financial Services
Chase Mortgage Finance Co., Series 2003-S11, Class 1A-1 5.000% 10/25/2033	$2,185,468	2,095,399
Mirant Mid-Atlantic LLC, Series 2001, Class A, FRN 8.625% 06/30/2012	639,181	680,728
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 FRN 6.700% 10/25/2028	18,376	18,345
Oak Hill Credit Partners, Series 1A, Class A2, FRN 5.406% 09/12/2013	2,000,000	2,002,500
Travelers Funding Ltd., Series 1A, Class A1(b) 6.300% 02/18/2014	1,371,885	1,375,177
Vanderbilt Mortgage and Finance, Inc., Series 2002-C, Class A2 4.230% 02/07/2015	191,758	191,311
TOTAL ASSET BACKED SECURITIES (Cost $6,420,590)		6,363,460
CORPORATE DEBT — 31.2%
Aerospace & Defense — 0.2%
Goodrich (B.F.) Co. 7.500% 04/15/2008	900,000	918,147
Air Transportation — 0.0%
United Air Lines, Inc., Series 91B(c) (d) 10.110% 02/19/2049	277,648	0

	Principal Amount	Market Value
US Airways, Inc., Class B(c) 7.500% 04/15/2008	$869,681	$8
		8
Apparel, Textiles & Shoes — 0.2%
Kellwood Co. 7.625% 10/15/2017	140,000	127,960
Kellwood Co. 7.875% 07/15/2009	240,000	243,444
Mohawk Industries, Inc., Series C 6.500% 04/15/2007	350,000	350,822
Mohawk Industries, Inc., Series D 7.200% 04/15/2012	250,000	259,667
		981,893
Automotive & Parts — 0.8%
DaimlerChrysler NA Holding Corp. 4.050% 06/04/2008	500,000	489,318
DaimlerChrysler NA Holding Corp. 4.125% 03/07/2007	2,900,000	2,893,266
General Motors Corp.(e) 8.375% 07/15/2033	170,000	157,250
		3,539,834
Banking, Savings & Loans — 2.5%
Ametek, Inc. 7.200% 07/15/2008	1,495,000	1,526,462
Bank of America Corp. 3.250% 08/15/2008	500,000	485,071
Bank of America Corp. 4.250% 10/01/2010	375,000	363,141
CIT Group, Inc. 3.650% 11/23/2007	20,000	19,715
CIT Group, Inc. 3.875% 11/03/2008	1,400,000	1,366,282
CIT Group, Inc. 7.375% 04/02/2007	600,000	602,857
Kern River Funding Corp.(b) 4.893% 04/30/2018	924,000	897,019
MBNA Corp. 4.625% 09/15/2008	650,000	642,255
Residential Capital Corp. 6.125% 11/21/2008	960,000	964,756
SLM Corp. 5.000% 10/01/2013	505,000	492,435
SLM Corp. 5.625% 08/01/2033	350,000	335,442
Wachovia Corp. 5.300% 10/15/2011	1,080,000	1,079,568

	Principal Amount	Market Value
Washington Mutual Bank 5.650% 08/15/2014	$1,125,000	$1,126,557
Wells Fargo & Co. 4.125% 03/10/2008	640,000	631,638
Xstrata Finance Canada(b) 5.800% 11/15/2016	285,000	284,173
		10,817,371
Beverages — 0.3%
Anheuser-Busch Cos., Inc. 5.050% 10/15/2016	350,000	336,387
Anheuser-Busch Cos., Inc. 6.500% 02/01/2043	440,000	458,910
Constellation Brands, Inc. 8.000% 02/15/2008	260,000	265,850
Miller Brewing Co.(b) 4.250% 08/15/2008	425,000	417,477
		1,478,624
Broadcasting, Publishing & Printing — 3.7%
Belo Corp. 6.750% 05/30/2013	1,100,000	1,121,714
Belo Corp. 8.000% 11/01/2008	555,000	575,803
Clear Channel Communications, Inc. 4.250% 05/15/2009	950,000	920,093
Comcast Cable Communications, Inc. 6.200% 11/15/2008	1,235,000	1,254,551
Comcast Cable Communications, Inc. 8.375% 05/01/2007	1,250,000	1,261,565
Cox Communications, Inc. 4.625% 01/15/2010	2,565,000	2,510,694
Cox Communications, Inc. 6.750% 03/15/2011	475,000	496,573
Cox Enterprises, Inc.(b) 4.375% 05/01/2008	750,000	737,012
Dow Jones & Co., Inc. 3.875% 02/15/2008	1,800,000	1,762,481
Knight-Ridder, Inc. 7.125% 06/01/2011	180,000	188,578
Rogers Cable, Inc. 5.500% 03/15/2014	225,000	215,143
Shaw Communications, Inc. 8.250% 04/11/2010	1,325,000	1,407,812
The Thomson Corp. 5.750% 02/01/2008	955,000	957,860
The Thomson Corp. 6.200% 01/05/2012	650,000	668,970
Time Warner Inc. 5.875% 11/15/2016	195,000	194,508

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Time Warner, Inc. 6.150% 05/01/2007	$1,390,000	$1,392,738
USA Interactive(e) 7.000% 01/15/2013	540,000	559,227
		16,225,322
Building Materials & Construction — 0.3%
Chemed Corp. 8.750% 02/24/2011	655,000	677,925
Vulcan Materials Co. 6.000% 04/01/2009	800,000	811,765
		1,489,690
Chemicals — 1.1%
Chevron Phillips Chemical Co. LLC 5.375% 06/15/2007	865,000	864,204
Cytec Industries, Inc. 5.500% 10/01/2010	475,000	472,108
ICI Wilmington, Inc. 7.050% 09/15/2007	550,000	555,111
Lubrizol Corp. 4.625% 10/01/2009	645,000	632,708
Lubrizol Corp. 5.875% 12/01/2008	425,000	427,493
Sealed Air Corp.(b) 6.875% 07/15/2033	200,000	200,115
Universal Foods 6.500% 04/01/2009	600,000	596,302
Vale Overseas Ltd. 6.250% 01/23/2017	455,000	457,068
Vale Overseas Ltd. 6.875% 11/21/2036	420,000	430,771
		4,635,880
Commercial Services — 0.6%
Allied Waste North America, Inc., Series B 5.750% 02/15/2011	350,000	338,625
Donnelley (R.R.) & Sons Co. 4.950% 05/15/2010	550,000	538,358
Ecolab, Inc. 6.875% 02/01/2011	1,100,000	1,156,529
Equifax, Inc. 4.950% 11/01/2007	500,000	496,527
		2,530,039
Communications — 0.1%
Echostar DBS Corp. 7.125% 02/01/2016	600,000	600,000
Computer Programming Services — 0.1%
Electronic Data Systems Corp., Series B 6.500% 08/01/2013	430,000	432,896

	Principal Amount	Market Value
Data Processing & Preparation — 0.1%
Certegy, Inc. 4.750% 09/15/2008	$270,000	$260,764
Electric Utilities — 3.9%
Allegheny Energy Supply Co. LLC(b) 8.250% 04/15/2012	385,000	422,537
Appalachian Power Co., Series G 3.600% 05/15/2008	560,000	546,743
Centerpoint Energy, Inc., Series B 5.875% 06/01/2008	1,310,000	1,312,552
Consumers Energy Co. 4.400% 08/15/2009	390,000	379,944
DPL, Inc. 8.250% 03/01/2007	529,000	530,842
Duke Energy Field Services Corp. 7.875% 08/16/2010	800,000	860,513
Elwood Energy LLC 8.159% 07/05/2026	570,853	596,410
Entergy Gulf States, Inc. 5.250% 08/01/2015	1,455,000	1,377,683
Homer City Funding LLC 8.734% 10/01/2026	654,926	753,164
Ipalco Enterprises, Inc. 8.375% 11/14/2008	1,225,000	1,270,937
Kansas Gas & Electric Co. 5.647% 03/29/2021	425,000	412,679
MidAmerican Energy Holdings Co. 3.500% 05/15/2008	1,300,000	1,267,543
Monongahela Power Co. 6.700% 06/15/2014	450,000	478,148
Nevada Power Co., Series L 5.875% 01/15/2015	560,000	557,408
Pennsylvania Electric Co. Class B 6.125% 04/01/2009	1,220,000	1,235,962
PSEG Energy Holdings, Inc. 8.625% 02/15/2008	153,000	157,207
Tampa Electric Co. 5.375% 08/15/2007	875,000	874,171
Tenaska Oklahoma(b) 6.528% 12/30/2014	440,544	432,218
TransAlta Corp. 5.750% 12/15/2013	1,200,000	1,196,020
Tri-State Generation & Transmission Association, Series 2003, Class A(b) 6.040% 01/31/2018	525,000	530,375

	Principal Amount	Market Value
Tri-State Generation & Transmission Association, Series 2003, Class B(b) 7.144% 07/31/2033	$580,000	$628,309
Virginia Electric and Power Co. 5.375% 02/01/2007	660,000	659,869
Wisconsin Electric Power 3.500% 12/01/2007	845,000	831,154
		17,312,388
Electrical Equipment & Electronics — 0.7%
Anixter, Inc. 5.950% 03/01/2015	715,000	661,375
Cooper Industries Ltd. 5.250% 07/01/2007	1,500,000	1,495,398
Thomas & Betts Corp. 6.625% 05/07/2008	600,000	606,233
Thomas & Betts Corp., Series B 6.390% 02/10/2009	275,000	279,407
		3,042,413
Energy — 2.6%
Australian Gas Light Co. Ltd(b) 6.400% 04/15/2008	850,000	857,202
Boardwalk Pipelines LLC 5.500% 02/01/2017	235,000	226,371
Chesapeake Energy Corp. 6.500% 08/15/2017	420,000	410,550
Colonial Pipeline Co.(b) 7.630% 04/15/2032	500,000	620,898
Consolidated Natural Gas Co., Series C 6.250% 11/01/2011	1,050,000	1,084,475
Enbridge Energy Partners LP 4.000% 01/15/2009	1,000,000	969,139
Enterprise Products Operating LP 7.500% 02/01/2011	195,000	207,956
Enterprise Products Operating LP, Series B 4.000% 10/15/2007	150,000	148,165
Gulf South Pipeline Co. LP(b) 5.050% 02/01/2015	225,000	215,489
Kinder Morgan Energy Partners LP 5.350% 08/15/2007	1,100,000	1,098,553
Kiowa Power Partners LLC(b) 4.811% 12/30/2013	342,967	330,569

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Mobil Corp. 8.625% 08/15/2021	$1,000,000	$1,332,093
OAO Gazprom(b) 9.625% 03/01/2013	400,000	479,000
Opti Cananda, Inc.(b) 8.250% 12/15/2014	340,000	349,350
Piedmont Natural Gas Co., Series E 6.000% 12/19/2033	475,000	480,069
Plains All American Pipeline Co. 5.625% 12/15/2013	590,000	580,534
The Premcor Refining Group, Inc. 6.750% 05/01/2014	280,000	285,333
Southwest Gas Corp. 8.375% 02/15/2011	305,000	331,989
Williams Partners LP(b) 7.250% 02/01/2017	610,000	622,200
XTO Energy, Inc. 4.900% 02/01/2014	1,000,000	953,296
		11,583,231
Entertainment & Leisure — 0.1%
Harrah's Operating Co., Inc. 5.500% 07/01/2010	425,000	416,564
Financial Services — 4.6%
American Honda Finance Corp.(b) 3.850% 11/06/2008	850,000	829,454
Archstone-Smith Operating Trust REIT 5.000% 08/15/2007	1,200,000	1,196,957
Bombardier Capital, Inc.(b) 6.750% 05/01/2012	310,000	303,800
Brandywine Operating Partnership LP 5.625% 12/15/2010	465,000	466,694
Caterpillar Financial Services Corp., Series F 3.625% 11/15/2007	1,340,000	1,320,452
Countrywide Home Loans, Inc. 3.250% 05/21/2008	1,150,000	1,117,984
Emerald Investment Grade CBO Ltd. FRN (b) 5.880% 05/24/2011	468,335	468,481
ERAC USA Finance Co.(b) 6.700% 06/01/2034	355,000	378,308
ERAC USA Finance Co.(b) 6.750% 05/15/2007	2,000,000	2,007,872

	Principal Amount	Market Value
Franklin Resources, Inc. 3.700% 04/15/2008	$960,000	$940,242
General Electric Capital Corp. 5.375% 10/20/2016	700,000	700,933
General Motors Acceptance Corp.(e) 6.150% 04/05/2007	1,000,000	1,000,031
Glencore Funding LLC(b) 6.000% 04/15/2014	645,000	628,765
The Goldman Sachs Group, Inc.(e) 6.125% 02/15/2033	400,000	407,585
Household Finance Corp. 4.125% 12/15/2008	415,000	406,759
Household Finance Corp. 6.375% 10/15/2011	75,000	78,426
iStar Financial, Inc. REIT 7.000% 03/15/2008	495,000	503,300
iStar Financial, Inc. REIT, Series B 4.875% 01/15/2009	190,000	187,882
iStar Financial, Inc. REIT, Series B 5.700% 03/01/2014	350,000	346,831
Jefferies Group, Inc. 7.500% 08/15/2007	300,000	302,410
Kimco Realty Corp., Series B 7.860% 11/01/2007	1,100,000	1,118,089
Molson Coors Capital Finance ULC 4.850% 09/22/2010	530,000	519,388
Pacific Energy Partners, LP/Pacific Energy Finance Corp. 6.250% 09/15/2015	150,000	146,646
Pacific Energy Partners, LP/Pacific Energy Finance Corp. 7.125% 06/15/2014	490,000	502,843
Prologis REIT 5.250% 11/15/2010	970,000	964,446
Senior Housing Properties Trust REIT 8.625% 01/15/2012	125,000	135,625
Sprint Capital Corp. 6.900% 05/01/2019	360,000	371,173
Telecom Italia Capital SA 6.000% 09/30/2034	465,000	421,739
United Dominion Realty Trust, Inc. REIT 4.300% 07/01/2007	750,000	745,467

	Principal Amount	Market Value
United Dominion Realty Trust, Inc. REIT 4.500% 03/03/2008	$490,000	$481,247
Verizon Global Funding Corp. 7.750% 12/01/2030	250,000	293,244
Weingarten Realty Investors REIT, Series A 7.500% 12/19/2010	955,000	1,034,639
		20,327,712
Food Retailers — 0.2%
SuperValu, Inc. 7.875% 08/01/2009	650,000	677,493
Foods — 0.3%
Sara Lee Corp. 3.875% 06/15/2013	210,000	186,678
Smithfield Foods, Inc. 7.000% 08/01/2011	1,025,000	1,035,250
		1,221,928
Forest Products & Paper — 1.0%
International Paper Co. 3.800% 04/01/2008	920,000	901,260
Packaging Corp. of America 5.750% 08/01/2013	360,000	348,107
Rock-Tenn Co. 5.625% 03/15/2013	200,000	184,000
Rock-Tenn Co. 8.200% 08/15/2011	1,395,000	1,471,725
Sonoco Products Co. 6.500% 11/15/2013	1,500,000	1,564,960
		4,470,052
Healthcare — 0.2%
HCA, Inc. 6.950% 05/01/2012	500,000	473,750
HCA, Inc.(b) 9.250% 11/15/2016	500,000	535,625
		1,009,375
Heavy Construction — 0.1%
Lennar Corp., Series B 6.500% 04/15/2016	300,000	304,382
Heavy Machinery — 0.8%
Briggs & Stratton Corp. 7.250% 09/15/2007	115,000	116,150
Briggs & Stratton Corp. 8.875% 03/15/2011	725,000	784,812
Idex Corp. 6.875% 02/15/2008	775,000	778,657
Pentair, Inc. 7.850% 10/15/2009	850,000	897,325

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Timken Co. 5.750% 02/15/2010	$730,000	$722,337
Toro Co. 7.800% 06/15/2027	235,000	265,814
		3,565,095
Home Construction, Furnishings & Appliances — 0.2%
Beazer Homes USA 6.875% 07/15/2015	225,000	220,500
D.R. Horton, Inc. 4.875% 01/15/2010	120,000	117,387
K. Hovnanian Enterprises 7.500% 05/15/2016	300,000	301,500
Newell Rubbermaid, Inc. 4.000% 05/01/2010	450,000	431,328
		1,070,715
Industrial – Diversified — 1.1%
American Standard, Inc. 7.375% 02/01/2008	225,000	228,739
American Standard, Inc. 7.625% 02/15/2010	800,000	838,441
Carlisle Companies, Inc. 7.250% 01/15/2007	1,100,000	1,100,291
Dover Corp. 6.250% 06/01/2008	750,000	758,548
Leucadia National Corp. 7.750% 08/15/2013	2,000,000	2,090,000
		5,016,019
Lodging — 0.7%
Hilton Hotels Corp.(e) 7.200% 12/15/2009	65,000	67,762
Hilton Hotels Corp. 7.625% 05/15/2008	460,000	471,500
Marriot International 6.200% 06/15/2016	1,125,000	1,134,546
MGM Mirage 6.000% 10/01/2009	360,000	359,100
MGM Mirage 6.750% 09/01/2012	100,000	98,500
MGM Mirage 6.750% 04/01/2013	335,000	327,463
Starwood Hotels & Resorts Worldwide, Inc. 7.875% 05/01/2012	495,000	522,779
		2,981,650
Medical Supplies — 0.5%
Boston Scientific Corp. 6.400% 06/15/2016	1,125,000	1,138,452
Millipore Corp. 7.500% 04/01/2007	1,000,000	1,003,467
		2,141,919

	Principal Amount	Market Value
Metals & Mining — 0.8%
Alcan Aluminum Ltd. 6.250% 11/01/2008	$800,000	$810,923
Barrick Gold Corp. 7.500% 05/01/2007	2,000,000	2,013,602
Codelco, Inc(b) 6.150% 10/24/2036	415,000	425,008
Reliance Steel & Aluminum(b) 6.200% 11/15/2016	385,000	382,174
		3,631,707
Oil & Gas — 0.7%
KeySpan Gas East Corp., Series A 6.900% 01/15/2008	1,105,000	1,121,355
Lasmo (USA), Inc. 6.750% 12/15/2007	2,000,000	2,024,928
		3,146,283
Real Estate — 0.2%
EOP Operating LP 6.750% 02/15/2008	800,000	812,763
Retail — 0.3%
Fred Meyer, Inc.(e) 7.450% 03/01/2008	750,000	766,237
J.C. Penney Co., Inc. 7.950% 04/01/2017	160,000	179,551
The May Department Stores Co. 3.950% 07/15/2007	430,000	425,818
		1,371,606
Telephone Utilities — 1.3%
Embarq Corp. 7.082% 06/01/2016	1,040,000	1,058,741
Qwest Corp. 8.875% 03/15/2012	415,000	462,206
Rogers Wireless Communications, Inc. 6.375% 03/01/2014	410,000	415,125
Rogers Wireless Communications, Inc., FRN 8.485% 12/15/2010	250,000	255,000
SBC Communications, Inc. 6.125% 02/15/2008	350,000	352,399
Sprint Capital Corp. 6.125% 11/15/2008	2,100,000	2,124,818
Sprint Nextel Corp. 6.000% 12/01/2016	455,000	443,455
Verizon New England, Inc. 6.500% 09/15/2011	730,000	750,539
		5,862,283

	Principal Amount	Market Value
Transportation — 0.9%
Burlington Northern Santa Fe Corp. 6.750% 03/15/2029	$665,000	$730,001
Burlington Northern Santa Fe Corp. 7.875% 04/15/2007	750,000	754,767
CNF, Inc. 8.875% 05/01/2010	600,000	654,103
CSX Corp. 7.250% 05/01/2027	50,000	57,150
Hornbeck Offshore Services, Inc., Series B 6.125% 12/01/2014	360,000	343,350
Norfolk Southern Corp. 6.000% 04/30/2008	550,000	554,330
Norfolk Southern Corp. 7.350% 05/15/2007	750,000	755,198
		3,848,899
TOTAL CORPORATE DEBT (Cost $138,637,488)		137,724,945
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 6.5%
Financial Services
ABN AMRO Mortgage Corp., Series 2003-12, Class 1A 5.000% 12/25/2033	1,483,496	1,422,357
AES Eastern Energy LP, Series 1999-1, Class A 9.000% 01/02/2017	515,499	577,359
Asset Securitization Corp., Series 1995-MD4, Class A1 7.100% 08/13/2029	29,038	29,179
Bank of America Mortgage Securities, Series 2004-G, Class 2A7, FRN 4.542% 08/25/2034	566,042	557,575
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-5, Class IIA, FRN 4.012% 07/25/2034	1,834,270	1,792,012
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1, FRN 5.628% 09/25/2033	295,921	295,424
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1, FRN 4.535% 02/25/2034	324,093	322,928

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
CS First Boston Mortgage Securities Corp., Series 2003-7, Class 1A24 4.500% 02/25/2033	$155,585	$155,048
CS First Boston Mortgage Securities Corp., Series 2004-C1, Class A1 2.254% 01/15/2037	346,288	341,144
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1, FRN 4.540% 08/25/2034	578,696	595,195
IndyMac Bancorp, Inc. Mortgage Loan Trust, Series 2004-AR4, Class 1A, FRN 4.489% 08/25/2034	984,348	987,503
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A6, FRN 3.786% 11/21/2034	600,000	578,983
MASTR Asset Securitization Trust, Series 2003-12, Class 6A1 5.000% 12/25/2033	2,173,966	2,084,497
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA, FRN 6.439% 07/25/2033	149,149	149,024
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA, FRN 6.022% 02/25/2034	141,057	141,138
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A, FRN 7.481% 02/25/2034	24,679	25,102
Starwood Commercial Mortgage Trust, Series 1999-C1A, Class B(b) 6.920% 02/03/2014	1,000,000	1,032,250
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A, FRN 5.502% 03/25/2034	473,172	482,588
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 5.600% 06/25/2032	237,259	236,420

	Principal Amount	Market Value
Structured Asset Securities Corp., Series 2003-30, Class 1A1 5.500% 10/25/2033	$1,429,249	$1,406,024
Terwin Mortgage Trust, Series 2006-10SL, Class A2 5.000% 10/31/2036	2,875,000	2,824,975
Vendee Mortgage Trust, Series 1992-1, Class 2Z 7.750% 05/15/2022	420,787	442,625
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2004-RA1, Class 2A 7.000% 03/25/2034	730,804	736,900
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2004-RA4, Class 2A 6.500% 08/25/2034	328,253	331,211
Washington Mutual, Inc., Series 2003-S11, Class A1 5.000% 11/25/2033	2,961,651	2,839,552
Washington Mutual, Inc., Series 2004-AR14, Class A1 4.263% 01/25/2035	2,194,489	2,150,512
Washington Mutual, Inc., Series 2004-AR2, Class A, FRN 6.227% 04/25/2044	857,405	869,679
Wells Fargo Mortgage Backed Securities Trust, Series 2004-P, Class 2A1, FRN 4.224% 09/25/2034	1,555,257	1,534,786
Wells Fargo Mortgage Backed Securities Trust, Series 2004-Z, Class 2A1, FRN 4.577% 12/25/2034	1,962,770	1,934,509
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 2A2, FRN 4.109% 06/25/2035	1,895,514	1,858,332
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $29,035,593)		28,734,831

	Principal Amount	Market Value
SOVEREIGN DEBT OBLIGATIONS — 0.7%
Province of Ontario 4.750% 01/19/2016	$1,700,000	$1,662,352
United Mexican States 5.625% 01/15/2017	1,405,000	1,406,405
TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $3,034,665)		3,068,757
U.S. GOVERNMENT AGENCY OBLIGATIONS — 39.1%
Federal Home Loan Mortgage Corporation (FHLMC) — 6.3%
Collateralized Mortgage Obligations — 0.2%
FHLMC, Series 2178, Class PB 7.000% 08/15/2029	594,349	607,222
Pass-Through Securities — 6.1%
FHLMC 4.000% 12/15/2009	8,275,000	8,061,957
FHLMC
5.500% 07/01/2020- 11/01/2031	17,481,440	17,458,121
FHLMC 6.000% 09/01/2016- 02/01/2018	433,450	440,003
FHLMC 6.500% 09/01/2016	828,070	846,358
FHLMC 7.500% 10/01/2030- 02/01/2031	92,811	96,150
FHLMC 8.000% 03/01/2027	121,462	126,975
FHLMC 9.000% 03/01/2017	6,718	7,014
Total Pass-Through Securities		27,036,578
		27,643,800
Federal National Mortgage Association (FNMA) — 32.5%
Collateralized Mortgage Obligations — 13.7%
Fannie Mae 6.000% 01/01/2036- 10/01/2036	16,240,710	16,352,363
Fannie Mae 6.500% 06/01/2035- 12/01/2036	43,367,239	44,191,411
Total Collateralized Mortgage Obligations		60,543,774

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Pass-Through Securities — 18.8%
FNMA 3.875% 02/15/2010	$8,000,000	$7,757,330
FNMA 5.000% 08/01/2035	17,970,435	17,357,615
FNMA 5.500% 02/01/2014- 05/01/2036	50,334,415	49,989,947
FNMA 6.000% 06/01/2016	82,587	83,900
FNMA 6.420% 11/01/2008	168,662	170,195
FNMA 6.500% 07/01/2016	326,386	333,755
FNMA 7.000% 03/01/2031- 04/01/2031	183,051	189,072
FNMA 7.500% 08/01/2029- 06/01/2031	146,977	152,328
FNMA 8.000% 11/01/2029- 09/01/2031	406,849	424,725
FNMA 9.000% 05/01/2009	20,438	20,909
FNMA TBA(f) 6.500% 01/01/2037	6,500,000	6,621,367
Total Pass-Through Securities		83,101,143
		143,644,917
Government National Mortgage Association (GNMA) — 0.2%
Pass-Through Securities
GNMA 5.125% 11/20/2025 - 11/20/2027	33,684	34,243
GNMA 7.000% 09/15/2023 - 08/15/2032	554,842	575,833
GNMA
7.250% 11/20/2021 - 01/20/2022	123,527	129,088
GNMA 7.500% 03/15/2017 - 06/15/2024	259,762	270,839
GNMA
8.000% 07/15/2007 - 04/15/2008	49,087	49,325
Total Pass-Through Securities		1,059,328

	Principal Amount	Market Value
Other Agencies — 0.1%
Pass-Through Securities
New Valley Generation IV, TVA 4.687% 01/15/2022	$517,776	$500,433
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $173,304,683)		172,848,478
U.S. TREASURY OBLIGATIONS — 18.8%
U.S. Treasury Bonds — 5.7%
U.S. Treasury Bond(e) (g)
6.125% 08/15/2029	21,655,000	25,322,816
U.S. Treasury Notes — 10.0%
U.S. Treasury Inflation Index 2.500% 07/15/2016	4,299,054	4,331,781
U.S. Treasury Inflation Index 3.875% 01/15/2009	5,170,788	5,314,067
U.S. Treasury Note 4.000% 02/15/2015	9,870,000	9,404,259
U.S. Treasury Note(e) 4.375% 08/15/2012	8,350,000	8,231,273
U.S. Treasury Note(e) 4.875% 05/31/2011	5,260,000	5,296,573
U.S. Treasury Note 4.875% 08/15/2016	1,285,000	1,300,661
U.S. Treasury Note(e) 5.000% 08/15/2011	10,250,000	10,394,941
		44,273,555
U.S. Treasury Strips — 3.1%
U.S. Treasury Principal Strips 0.000% 05/15/2016	21,000,000	13,489,535
TOTAL U.S. TREASURY OBLIGATIONS (Cost $80,417,644)		83,085,906
TOTAL BONDS & NOTES (Cost $430,850,663)		431,837,240
OPTIONS — 0.0%
Bear Stearns Co., Inc. Floor, Expires 10/01/2014	6,000,000	81,478
TOTAL OPTIONS (Cost $80,400)		81,478
TOTAL LONG TERM INVESTMENTS (Cost $430,931,063)		431,958,073

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 11.5%
Cash Equivalents — 9.2%(i)
Abbey National PLC Eurodollar Time Deposit 5.280% 01/05/2007	$1,006,478	$1,006,478
American Beacon Money Market Fund(h)	347,593	347,593
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	1,471,007	1,471,007
Bank of America 5.270% 01/09/2007	774,214	774,214
Bank of America 5.310% 03/08/2007	774,214	774,214
Bank of America 5.320% 02/16/2007	232,264	232,264
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 01/30/2007	464,528	464,528
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 02/06/2007	1,548,428	1,548,428
Bank of Nova Scotia Eurodollar Time Deposit 5.300% 02/27/2007	1,006,478	1,006,478
The Bank of the West Eurodollar Time Deposit 5.285% 01/17/2007	387,107	387,107
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	774,214	774,214
Barclays Eurodollar Time Deposit 5.310% 02/20/2007	774,214	774,214
Barclays Eurodollar Time Deposit 5.320% 02/13/2007	232,264	232,264
BGI Institutional Money Market Fund(h)	731,395	731,395
Calyon Eurodollar Time Deposit 5.290% 03/05/2007	1,161,321	1,161,321
Calyon Eurodollar Time Deposit 5.310% 02/16/2007	387,107	387,107
Calyon Eurodollar Time Deposit 5.310% 02/22/2007	387,107	387,107
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 01/29/2007	1,424,554	1,424,554

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Citigroup Eurodollar Time Deposit 5.305% 03/05/2007	$1,161,321	$1,161,321
Citigroup Eurodollar Time Deposit 5.310% 03/16/2007	387,107	387,107
Commonwealth Bank of Australia Commercial Paper 5.291% 01/08/2007	774,214	774,214
Dexia Group Eurodollar Time Deposit 5.285% 01/16/2007	774,214	774,214
Dreyfus Cash Management Plus Money Market Fund(h)	276,547	276,547
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	129,672	129,672
Federal Home Loan Bank Discount Note 5.207% 01/19/2007	202,033	202,033
First Tennessee National Corp. Eurodollar Time Deposit 5.290% 01/18/2007	774,214	774,214
Fortis Bank Eurodollar Time Deposit 5.295% 01/02/2007	309,686	309,686
Fortis Bank Eurodollar Time Deposit 5.300% 01/24/2007	1,161,321	1,161,321
Fortis Bank Eurodollar Time Deposit 5.300% 01/26/2007	1,161,321	1,161,321
Freddie Mac Discount Note 5.231% 01/23/2007	308,117	308,117
General Electric Capital Corp. Commercial Paper 5.296% 01/26/2007	387,107	387,107
Goldman Sachs Financial Square Prime Obligations Money Market Fund(h)	693,574	693,574
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	1,083,900	1,083,900
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/25/2007	774,214	774,214

	Principal Amount	Market Value
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.305% 03/14/2007	$619,371	$619,371
Lloyds TSB Bank Eurodollar Time Deposit 5.300% 02/26/2007	1,161,321	1,161,321
Marshall & Ilsley Bank Eurodollar Time Deposit 5.300% 03/19/2007	464,528	464,528
Rabobank Nederland Eurodollar Time Deposit 5.250% 01/02/2007	1,935,535	1,935,535
Rabobank Nederland Eurodollar Time Deposit 5.300% 03/05/2007	696,793	696,793
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/14/2007	774,214	774,214
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/15/2007	1,145,837	1,145,837
Royal Bank of Scotland Eurodollar Time Deposit 5.280% 01/11/2007	774,214	774,214
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 01/16/2007	154,843	154,843
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 02/09/2007	387,107	387,107
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	619,371	619,371
Societe Generale Eurodollar Time Deposit 5.270% 01/19/2007	1,548,428	1,548,428
Societe Generale Eurodollar Time Deposit 5.290% 02/01/2007	1,161,321	1,161,321
Societe Generale Eurodollar Time Deposit 5.313% 01/02/2007	309,686	309,686
Svenska Handlesbanken Eurodollar Time Deposit 5.250% 01/02/2007	2,670,750	2,670,750
UBS AG Eurodollar Time Deposit 5.290% 01/02/2007	402,591	402,591
UBS AG Eurodollar Time Deposit 5.300% 01/04/2007	929,057	929,057

	Principal Amount	Market Value
UBS AG Eurodollar Time Deposit 5.300% 01/05/2007	$464,528	$464,528
		40,462,544
Commercial Paper — 2.3%
Conocophillips 5.420% 01/03/2007	1,778,000	1,777,463
Detroit Edison Co. 5.440% 01/02/2007	1,706,000	1,705,744
Dominion Resources 5.400% 01/05/2007	2,049,000	2,047,771
Kraft Foods, Inc. 5.300% 01/08/2007	1,435,000	1,433,522
Pearson, Inc. 5.400% 01/09/2007	1,400,000	1,398,320
Public Service Co. of Colorado 5.450% 01/04/2007	2,000,000	1,999,091
		10,361,911
TOTAL SHORT-TERM INVESTMENTS (Cost $50,824,455)		50,824,455
TOTAL INVESTMENTS — 109.2% (Cost $481,755,518)(j)		482,782,528
Other Assets/ (Liabilities) — (9.2%)		(40,748,300)
NET ASSETS — 100.0%		$442,034,228

Notes to Portfolio of Investments

REIT - Real Estate Investment Trust

FRN - Floating Rate Note

(a)  Non-income producing security.

(b)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities amounted to a value of $16,390,857 or 3.7% of net assets.

(c)  Security is currently in default.

(d)  This security is valued in good faith under procedures established by the board of trustees.

(e)  Denotes all or a portion of security on loan. (Note 2).

(f)  A portion of this security is purchased on a forward commitment basis. (Note 2).

(g)  This security is held as collateral for open futures contracts. (Note 2).

(h)  Amount represents shares owned of the fund.

(i)  Represents investments of security lending collateral. (Note 2).

(j)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments

December 31, 2006

	Number of Shares	Market Value
EQUITIES — 62.8%
COMMON STOCK — 62.8%
Advertising — 0.1%
Monster Worldwide, Inc.(a)	1,200	$55,968
Omnicom Group, Inc.	11,900	1,244,026
		1,299,994
Aerospace & Defense — 1.7%
Boeing Co.	42,600	3,784,584
General Dynamics Corp.	20,700	1,539,045
Honeywell International, Inc.	51,200	2,316,288
Lockheed Martin Corp.	22,000	2,025,540
Northrop Grumman Corp.	17,700	1,198,290
Raytheon Co.	31,400	1,657,920
Rockwell Collins, Inc.	8,700	550,623
United Technologies Corp.	52,000	3,251,040
		16,323,330
Air Transportation — 0.0%
Southwest Airlines Co.	16,800	257,376
Apparel, Textiles & Shoes — 0.4%
Coach, Inc.(a)	5,300	227,688
The Gap, Inc.(b)	29,700	579,150
Jones Apparel Group, Inc.	22,400	748,832
Liz Claiborne, Inc.	6,500	282,490
Nike, Inc. Cl. B	5,200	514,956
Nordstrom, Inc.	22,400	1,105,216
VF Corp.	4,900	402,192
		3,860,524
Automotive & Parts — 0.3%
AutoNation, Inc.(a)	100	2,132
Ford Motor Co.(b)	96,200	722,462
General Motors Corp.(b)	42,500	1,305,600
Harley-Davidson, Inc.	13,400	944,298
Paccar, Inc.	2,100	136,290
		3,110,782
Banking, Savings & Loans — 5.9%
Bank of America Corp.	218,905	11,687,338
The Bank of New York Co., Inc.	20,900	822,833
BB&T Corp.	27,900	1,225,647
Capital One Financial Corp.	22,733	1,746,349
Comerica, Inc.	8,000	469,440

	Number of Shares	Market Value
Commerce Bancorp, Inc.(b)	5,400	$190,458
Compass Bancshares, Inc.	5,500	328,075
Fannie Mae	47,200	2,803,208
Fifth Third Bancorp(b)	29,000	1,186,970
First Horizon National Corp.	4,900	204,722
Freddie Mac	33,700	2,288,230
JP Morgan Chase & Co.	171,816	8,298,713
KeyCorp(b)	20,700	787,221
M&T Bank Corp.	3,400	415,344
Marshall and Ilsley Corp.	13,200	635,052
Mellon Financial Corp.	21,700	914,655
National City Corp.(b)	31,000	1,133,360
Regions Financial Corp.	37,286	1,394,496
SLM Corp.	21,300	1,038,801
State Street Corp.	6,700	451,848
SunTrust Banks, Inc.	19,000	1,604,550
Synovus Financial Corp.	13,000	400,790
U.S. Bancorp	86,700	3,137,673
Wachovia Corp.	97,337	5,543,342
Washington Mutual, Inc.	32,609	1,483,383
Wells Fargo & Co.	170,800	6,073,648
Zions Bancorp	5,200	428,688
		56,694,834
Beverages — 1.3%
Anheuser-Busch Cos., Inc.	39,500	1,943,400
Brown-Forman Corp. Cl. B	2,500	165,600
The Coca-Cola Co.	103,300	4,984,225
Coca-Cola Enterprises, Inc.	17,800	363,476
Molson Coors Brewing Co. Cl. B	8,200	626,808
The Pepsi Bottling Group, Inc.	7,000	216,370
PepsiCo, Inc.	72,300	4,522,365
		12,822,244
Broadcasting, Publishing & Printing — 1.6%
CBS Corp. Cl. B	39,850	1,242,523
Clear Channel Communications, Inc.	28,200	1,002,228
Comcast Corp. Cl. A(a)	107,400	4,546,242
Gannett Co., Inc.	12,200	737,612
The McGraw-Hill Companies, Inc.	22,000	1,496,440
Meredith Corp.	2,400	135,240

	Number of Shares	Market Value
The Scripps (E.W.) Co. Cl. A	4,200	$209,748
Time Warner, Inc.	208,400	4,538,952
Tribune Co.(b)	9,700	298,566
Viacom, Inc. Cl. B(a)	36,350	1,491,441
		15,698,992
Building Materials & Construction — 0.1%
Masco Corp.(b)	20,300	606,361
Vulcan Materials Co.(b)	2,900	260,623
		866,984
Chemicals — 0.8%
Dow Chemical Co.	49,400	1,973,036
Du Pont (E.I.) de Nemours & Co.	47,400	2,308,854
Hercules, Inc.(a)	36,600	706,746
International Flavors & Fragrances, Inc.	9,900	486,684
Monsanto Co.	17,300	908,769
PPG Industries, Inc.	9,300	597,153
Praxair, Inc.	5,800	344,114
Rohm & Haas Co.(b)	8,000	408,960
		7,734,316
Commercial Services — 0.9%
Allied Waste Industries, Inc.(a)	53,500	657,515
Cintas Corp.	3,800	150,898
Convergys Corp.(a)	22,200	527,916
eBay, Inc.(a)	60,000	1,804,200
Ecolab, Inc.	5,400	244,080
Equifax, Inc.	9,700	393,820
Fluor Corp.(b)	200	16,330
Moody's Corp.	9,300	642,258
Paychex, Inc.	18,600	735,444
PerkinElmer, Inc.	8,200	182,286
Quest Diagnostics	10,100	535,300
Robert Half International, Inc.(b)	900	33,408
Ryder System, Inc.	13,800	704,628
Waste Management, Inc.	40,500	1,489,185
Western Union(b)	23,500	526,870
		8,644,138
Communications — 0.8%
Alcatel-Lucent Sponsored ADR (France)(b)	31,759	451,613
Avaya, Inc.(a)	42,800	598,344
Ciena Corp.(a)	4,585	127,050
Citizens Communications Co.	17,800	255,786

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
L-3 Communications Holdings, Inc.	6,100	$498,858
Motorola, Inc.	103,500	2,127,960
Network Appliance, Inc.(a)	20,500	805,240
Qualcomm, Inc.	71,500	2,701,985
Tellabs, Inc.(a)	22,800	233,928
		7,800,764
Computer Integrated Systems Design — 0.2%
Autodesk, Inc.(a)	7,200	291,312
Computer Sciences Corp.(a)	9,500	507,015
Sun Microsystems, Inc.(a)	186,100	1,008,662
		1,806,989
Computer Programming Services — 0.0%
VeriSign, Inc.(a)	8,100	194,805
Computers & Information — 2.7%
Apple, Inc.(a)	44,100	3,741,444
Cisco Systems, Inc.(a)	304,900	8,332,917
Dell, Inc.(a)	116,700	2,928,003
EMC Corp.(a)	118,000	1,557,600
International Business Machines Corp.	76,300	7,412,545
International Game Technology	300	13,860
Jabil Circuit, Inc.	200	4,910
Lexmark International, Inc. Cl. A(a)	13,700	1,002,840
SanDisk Corp.(a)	6,200	266,786
Symbol Technologies, Inc.	13,000	194,220
		25,455,125
Computers & Office Equipment — 0.9%
Electronic Data Systems Corp.	26,400	727,320
Hewlett-Packard Co.	140,800	5,799,552
Pitney Bowes, Inc.	12,200	563,518
Xerox Corp.(a)	79,200	1,342,440
		8,432,830
Containers — 0.2%
Bemis Co., Inc.	6,000	203,880
Pactiv Corp.(a)	25,400	906,526
Sealed Air Corp.	4,200	272,664
Temple-Inland, Inc.	12,300	566,169
		1,949,239
Cosmetics & Personal Care — 1.5%
Avon Products, Inc.	24,600	812,784
Colgate-Palmolive Co.	26,300	1,715,812

	Number of Shares	Market Value
The Estee Lauder Cos., Inc. Cl. A(b)	4,200	$171,444
Kimberly-Clark Corp.	23,600	1,603,620
The Procter & Gamble Co.	153,193	9,845,714
		14,149,374
Data Processing & Preparation — 0.4%
Affiliated Computer Services, Inc. Cl. A(a)	3,600	175,824
Automatic Data Processing, Inc.	28,600	1,408,550
First Data Corp.	22,600	576,752
Fiserv, Inc.(a)	9,000	471,780
IMS Health, Inc.	29,200	802,416
NCR Corp.(a)	10,100	431,876
		3,867,198
Electric Utilities — 2.1%
AES Corp.(a)	5,700	125,628
Allegheny Energy, Inc.(a)	5,000	229,550
Ameren Corp.(b)	11,300	607,149
American Electric Power Co., Inc.	20,000	851,600
CenterPoint Energy, Inc.(b)	17,200	285,176
Consolidated Edison, Inc.	13,700	658,559
Constellation Energy Group, Inc.	9,900	681,813
Dominion Resources, Inc.	10,200	855,168
DTE Energy Co.	9,800	474,418
Duke Energy Corp.	64,432	2,139,787
Edison International	24,800	1,127,904
Entergy Corp.	11,700	1,080,144
Exelon Corp.	22,900	1,417,281
FirstEnergy Corp.	16,900	1,017,549
FPL Group, Inc.(b)	20,800	1,131,936
NiSource, Inc.	9,400	226,540
PG&E Corp.	26,800	1,268,444
Pinnacle West Capital Corp.	9,900	501,336
PPL Corp.	21,100	756,224
Progress Energy, Inc.	14,100	692,028
Public Service Enterprise Group, Inc.	13,800	916,044
Southern Co.	38,200	1,408,052
TXU Corp.	23,700	1,284,777
		19,737,107
Electrical Equipment & Electronics — 3.5%
Advanced Micro Devices, Inc.(a)	3,100	63,085

	Number of Shares	Market Value
Altera Corp.(a)	18,400	$362,112
Analog Devices, Inc.	11,900	391,153
Broadcom Corp. Cl. A(a)	3,450	111,470
Emerson Electric Co.	42,000	1,850,940
General Electric Co.	491,400	18,284,994
Intel Corp.	270,100	5,469,525
Johnson Controls, Inc.(b)	9,900	850,608
KLA-Tencor Corp.(b)	8,300	412,925
LSI Logic Corp.(a)	73,100	657,900
Maxim Integrated Products, Inc.	6,200	189,844
Micron Technology, Inc.(a)	19,500	272,220
Molex, Inc.	4,400	139,172
National Semiconductor Corp.	17,100	388,170
Novellus Systems, Inc.(a) (b)	27,600	949,992
Nvidia Corp.(a)	18,200	673,582
QLogic Corp.(a)	8,200	179,744
Rockwell Automation, Inc.	5,400	329,832
Texas Instruments, Inc.	63,000	1,814,400
Xilinx, Inc.	17,300	411,913
		33,803,581
Energy — 6.0%
Anadarko Petroleum Corp.	23,400	1,018,368
Apache Corp.	7,300	485,523
Ashland, Inc.	4,400	304,392
BJ Services Co.	3,900	114,348
Chesapeake Energy Corp.(b)	1,400	40,670
Chevron Corp.	109,769	8,071,315
ConocoPhillips	84,758	6,098,338
Devon Energy Corp.	14,300	959,244
El Paso Corp.(b)	45,300	692,184
EOG Resources, Inc.	6,000	374,700
Exxon Mobil Corp.	281,700	21,586,671
Halliburton Co.	59,400	1,844,370
KeySpan Corp.	6,000	247,080
Kinder Morgan, Inc.	8,000	846,000
Marathon Oil Corp.	22,500	2,081,250
Nabors Industries Ltd.(a) (b)	1,200	35,736
National Oilwell Varco, Inc.(a)	10,100	617,918
Nicor, Inc.(b)	12,100	566,280
Occidental Petroleum Corp.	44,300	2,163,169
Schlumberger Ltd.	57,400	3,625,384
Sempra Energy	18,900	1,057,833

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Sunoco, Inc.	7,000	$436,520
Transocean, Inc.(a)	11,400	922,146
Valero Energy Corp.	31,500	1,611,540
Weatherford International Ltd.	5,100	213,129
The Williams Cos., Inc.	13,000	339,560
Xcel Energy, Inc.(b)	36,600	843,996
XTO Energy, Inc.	5,200	244,660
		57,442,324
Entertainment & Leisure — 0.6%
News Corp., Inc. Cl. A	83,400	1,791,432
The Walt Disney Co.	114,200	3,913,634
		5,705,066
Financial Services — 4.5%
American Express Co.	62,000	3,761,540
Ameriprise Financial, Inc.	11,980	652,910
Apartment Investment & Management Co. Cl. A	4,300	240,886
Archstone-Smith Trust REIT	10,900	634,489
The Bear Stearns Cos., Inc.	9,300	1,513,854
Chicago Mercantile Exchange Holdings, Inc.	1,200	611,700
CIT Group, Inc.	20,200	1,126,554
Citigroup, Inc.	239,000	13,312,300
Countrywide Financial Corp.	29,900	1,269,255
E*TRADE Financial Corp.(a)	12,500	280,250
Fidelity National Information Services, Inc.	4,900	196,441
Franklin Resources, Inc.	5,100	561,867
The Goldman Sachs Group, Inc.	22,900	4,565,115
Huntington Bancshares, Inc.(b)	11,600	275,500
Janus Capital Group, Inc.	1,600	34,544
Legg Mason, Inc.	3,400	323,170
Lehman Brothers Holdings, Inc.	32,100	2,507,652
Merrill Lynch & Co., Inc.	47,400	4,412,940
Morgan Stanley	56,800	4,625,224
PNC Financial Services Group, Inc.	14,400	1,066,176
The Charles Schwab Corp.	27,500	531,850
T. Rowe Price Group, Inc.	1,900	83,163
		42,587,380

	Number of Shares	Market Value
Food Retailers — 0.1%
Starbucks Corp.(a)	22,000	$779,240
SuperValu, Inc.	6,900	246,675
		1,025,915
Foods — 0.9%
Archer-Daniels- Midland Co.	17,900	572,084
Campbell Soup Co.	18,200	707,798
ConAgra Foods, Inc.	28,100	758,700
Dean Foods Co.(a)	6,900	291,732
General Mills, Inc.	22,100	1,272,960
Heinz (H. J.) Co.	17,100	769,671
Kellogg Co.	1,500	75,090
The Kroger Co.	39,900	920,493
McCormick & Co., Inc.	6,800	262,208
Safeway, Inc.	24,600	850,176
Sara Lee Corp.	69,100	1,176,773
Sysco Corp.	14,000	514,640
		8,172,325
Forest Products & Paper — 0.1%
International Paper Co.	4,400	150,040
Plum Creek Timber Co., Inc.	4,700	187,295
Weyerhaeuser Co.(b)	2,900	204,885
		542,220
Healthcare — 0.6%
Caremark Rx, Inc.	22,000	1,256,420
Express Scripts, Inc.(a)	7,100	508,360
Humana, Inc.(a)	7,800	431,418
Laboratory Corp. of America Holdings(a) (b)	10,600	778,782
Manor Care, Inc.	3,800	178,296
UnitedHealth Group, Inc.	53,300	2,863,809
		6,017,085
Home Construction, Furnishings & Appliances — 0.1%
Centex Corp.(b)	3,900	219,453
Harman International Industries, Inc.	100	9,991
Leggett & Platt, Inc.	10,300	246,170
Lennar Corp. Cl. A	1,600	83,936
Whirlpool Corp.	4,300	356,986
		916,536
Household Products — 0.2%
The Black & Decker Corp.	4,600	367,862
The Clorox Co.	7,700	493,955
Newell Rubbermaid, Inc.	15,200	440,040
The Sherwin-Williams Co.	10,200	648,516

	Number of Shares	Market Value
Snap-on, Inc.	3,000	$142,920
The Stanley Works	4,200	211,218
		2,304,511
Industrial – Distribution — 0.0%
W.W. Grainger, Inc.	3,700	258,778
Industrial – Diversified — 1.1%
3M Co.	29,300	2,283,348
Cooper Industries Ltd. Cl. A	7,600	687,268
Corning, Inc.(a)	72,900	1,363,959
Danaher Corp.	19,000	1,376,360
Eaton Corp.	12,900	969,306
Illinois Tool Works, Inc.	8,100	374,139
ITT Industries, Inc.	9,400	534,108
Tyco International Ltd.	106,631	3,241,582
		10,830,070
Information Retrieval Services — 0.7%
Google, Inc. Cl. A(a)	9,800	4,512,704
Juniper Networks, Inc.(a)	20,900	395,846
Yahoo!, Inc.(a) (b)	53,000	1,353,620
		6,262,170
Insurance — 4.2%
ACE Ltd.	16,800	1,017,576
Aetna, Inc.	39,300	1,696,974
AFLAC, Inc.(b)	10,900	501,400
Allstate Corp.	38,300	2,493,713
Ambac Financial Group, Inc.	8,300	739,281
American International Group, Inc.	128,100	9,179,646
Aon Corp.	13,700	484,158
Chubb Corp.	30,800	1,629,628
Cigna Corp.	10,700	1,407,799
Cincinnati Financial Corp.	8,900	403,259
Genworth Financial, Inc. Cl. A	23,400	800,514
The Hartford Financial Services Group, Inc.	15,600	1,455,636
Lincoln National Corp.	22,187	1,473,217
Loews Corp.	23,500	974,545
Marsh & McLennan Cos., Inc.	28,100	861,546
MBIA, Inc.	10,700	781,742
Metlife, Inc.	44,700	2,637,747
MGIC Investment Corp.	6,800	425,272
Principal Financial Group, Inc.(b)	13,800	810,060
Progressive Corp.	34,800	842,856
Prudential Financial, Inc.	29,400	2,524,284

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Safeco Corp.	12,600	$788,130
St. Paul Travelers Co.	43,135	2,315,918
Torchmark Corp.	5,100	325,176
UnumProvident Corp.	15,300	317,934
WellPoint, Inc.(a)	31,900	2,510,211
XL Capital Ltd. Cl. A	8,900	640,978
		40,039,200
Lodging — 0.2%
Hilton Hotels Corp.	13,300	464,170
Marriott International, Inc. Cl. A	1,700	81,124
Starwood Hotels & Resorts Worldwide, Inc.	12,400	775,000
Wyndham Worldwide Corp.(a)	28,300	906,166
		2,226,460
Machinery & Components — 0.6%
Baker Hughes, Inc.	10,600	791,396
Caterpillar, Inc.	24,700	1,514,851
Cummins, Inc.	2,700	319,086
Deere & Co.(b)	5,500	522,885
Dover Corp.	10,500	514,710
Ingersoll-Rand Co. Ltd. Cl. A	18,200	712,166
Pall Corp.	6,800	234,940
Parker Hannifin Corp.	12,400	953,312
		5,563,346
Manufacturing — 0.2%
American Standard Cos., Inc.	5,700	261,345
Applied Materials, Inc.	49,500	913,275
Avery Dennison Corp.	5,800	393,994
		1,568,614
Medical Supplies — 1.2%
Agilent Technologies, Inc.(a)	23,600	822,460
Allergan, Inc.	2,300	275,402
Applera Corp. - Applied Biosystems Group	23,700	869,553
Bard (C.R.), Inc.	3,100	257,207
Bausch & Lomb, Inc.	3,100	161,386
Baxter International, Inc.	42,400	1,966,936
Becton, Dickinson & Co.	12,600	883,890
Boston Scientific Corp.(a)	39,800	683,764
Medtronic, Inc.(b)	43,600	2,333,036
Stryker Corp.	2,700	148,797
Tektronix, Inc.	4,300	125,431
Thermo Fisher Scientific, Inc.(a) (b)	33,800	1,530,802

	Number of Shares	Market Value
Waters Corp.(a)	8,500	$416,245
Zimmer Holdings, Inc.(a)	12,400	971,912
		11,446,821
Metals & Mining — 0.6%
Alcoa, Inc.	29,400	882,294
Allegheny Technologies, Inc.	3,200	290,176
Freeport-McMoRan Copper & Gold, Inc. Cl. B(b)	6,600	367,818
Newmont Mining Corp.	9,700	437,955
Nucor Corp.	24,100	1,317,306
Phelps Dodge Corp.	10,500	1,257,060
United States Steel Corp.	13,400	980,076
		5,532,685
Pharmaceuticals — 5.0%
Abbott Laboratories	78,000	3,799,380
AmerisourceBergen Corp.	15,300	687,888
Amgen, Inc.(a)	60,000	4,098,600
Biogen Idec, Inc.(a) (b)	17,700	870,663
Bristol-Myers Squibb Co.	70,700	1,860,824
Cardinal Health, Inc.	23,000	1,481,890
Celgene Corp.(a)	7,000	402,710
Eli Lilly & Co.	37,200	1,938,120
Forest Laboratories, Inc.(a)	25,700	1,300,420
Genzyme Corp.(a)	4,400	270,952
Gilead Sciences, Inc.(a)	14,700	954,471
Johnson & Johnson	143,100	9,447,462
King Pharmaceuticals, Inc.(a)	16,600	264,272
McKesson Corp.	24,700	1,252,290
Medco Health Solutions, Inc.(a)	7,500	400,800
Merck & Co., Inc.	112,700	4,913,720
Mylan Laboratories, Inc.	10,900	217,564
Pfizer, Inc.	356,600	9,235,940
Schering-Plough Corp.	48,500	1,146,540
Sigma-Aldrich Corp.(b)	4,100	318,652
Watson Pharmaceutical, Inc.(a)	5,300	137,959
Wyeth	52,500	2,673,300
		47,674,417
Photography Equipment/Supplies — 0.1%
Eastman Kodak Co.(b)	35,200	908,160
Prepackaged Software — 2.2%
Adobe Systems, Inc.(a)	31,900	1,311,728
BMC Software, Inc.(a)	28,300	911,260
CA, Inc.	22,553	510,825
Citrix Systems, Inc.(a)	8,500	229,925
Compuware Corp.(a)	18,100	150,773

	Number of Shares	Market Value
Electronic Arts, Inc.(a)	4,500	$226,620
Intuit, Inc.(a)	18,900	576,639
Microsoft Corp.	417,600	12,469,536
Oracle Corp.(a)	216,496	3,710,741
Symantec Corp.(a) (b)	50,800	1,059,180
		21,157,227
Real Estate — 0.4%
Boston Properties, Inc.	6,000	671,280
CB Richard Ellis Group, Inc. Cl. A(a)	5,600	185,920
Equity Office Properties Trust	4,400	211,948
Equity Residential REIT	8,100	411,075
ProLogis	6,900	419,313
Realogy Corp.(a)	11,000	333,520
Simon Property Group, Inc. REIT	4,300	435,547
Vornado Realty Trust	6,200	753,300
		3,421,903
Restaurants — 0.5%
Darden Restaurants, Inc.	7,200	289,224
McDonald's Corp.	63,100	2,797,223
Yum! Brands, Inc.	21,800	1,281,840
		4,368,287
Retail — 2.8%
Amazon.com, Inc.(a) (b)	11,700	461,682
AutoZone, Inc.(a)	7,500	866,700
Best Buy Co., Inc.	20,850	1,025,612
Big Lots, Inc.(a) (b)	35,200	806,784
Circuit City Stores, Inc.	300	5,694
Costco Wholesale Corp.	11,800	623,866
CVS Corp.	25,000	772,750
Dillards, Inc. Cl. A(b)	5,500	192,335
Family Dollar Stores, Inc.	17,400	510,342
Federated Department Stores, Inc.	27,802	1,060,090
The Home Depot, Inc.	88,600	3,558,176
J.C. Penney Co., Inc.	12,400	959,264
Kohl's Corp.(a)	22,800	1,560,204
Lowe's Companies, Inc.	58,500	1,822,275
Office Depot, Inc.(a)	28,900	1,103,113
OfficeMax, Inc.	3,900	193,635
Sears Holdings Corp.(a) (b)	7,100	1,192,303
Staples, Inc.	22,350	596,745
Target Corp.	34,500	1,968,225
The TJX Cos., Inc.	39,500	1,124,960
Walgreen Co.	35,600	1,633,684
Wal-Mart Stores, Inc.	112,600	5,199,868
		27,238,307

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Telephone Utilities — 2.3%
Alltel Corp.	19,200	$1,161,216
AT&T, Inc.	195,681	6,995,596
BellSouth Corp.	89,800	4,230,478
CenturyTel, Inc.	14,600	637,436
Embarq Corp.	7,928	416,696
Qwest Communications International, Inc.(a)	81,300	680,481
Sprint Nextel Corp.	122,265	2,309,586
Verizon Communications, Inc.	142,768	5,316,680
Windstream Corp.	30,200	429,444
		22,177,613
Tobacco — 1.0%
Altria Group, Inc.	102,900	8,830,878
Reynolds American, Inc.	8,900	582,683
UST, Inc.	8,300	483,060
		9,896,621
Toys, Games — 0.2%
Hasbro, Inc.	22,600	615,850
Mattel, Inc.	42,300	958,518
		1,574,368
Transportation — 0.9%
Burlington Northern Santa Fe Corp.	11,400	841,434
Carnival Corp.	11,500	564,075
CSX Corp.	24,500	843,535
FedEx Corp.	10,400	1,129,648
Norfolk Southern Corp.	22,200	1,116,438
Union Pacific Corp.	8,600	791,372
United Parcel Service, Inc. Cl. B	49,000	3,674,020
		8,960,522
Travel — 0.1%
Sabre Holdings Corp. Cl. A	17,400	554,886
TOTAL COMMON STOCK (Cost $426,691,472)		600,884,343
TOTAL EQUITIES (Cost $426,691,472)		600,884,343
RIGHTS — 0.0%
Computers & Information — 0.0%
Seagate Technology(c)	21,700	-
TOTAL RIGHTS (Cost $0)		-

	Principal Amount	Market Value
BONDS & NOTES — 28.0%
ASSET BACKED SECURITIES — 0.5%
Financial Services
Chase Mortgage Finance Co., Series 2003-S11, Class 1A-1 5.000% 10/25/2033	$1,868,223	$1,791,228
Mirant Mid-Atlantic LLC, Series 2001, Class A 8.625% 06/30/2012	442,303	471,052
Oak Hill Credit Partners, Series 1A, Class A2, FRN 5.406% 09/12/2013	1,500,000	1,501,875
Travelers Funding Ltd., Series 1A, Class A1(d) 6.300% 02/18/2014	1,188,967	1,191,820
Vanderbilt Mortgage and Finance, Inc., Series 2002-C, Class A2 4.230% 02/07/2015	162,507	162,128
TOTAL ASSET BACKED SECURITIES (Cost $5,151,296)		5,118,103
CORPORATE DEBT — 9.4%
Aerospace & Defense — 0.2%
Goodrich (B.F.) Co. 7.500% 04/15/2008	1,800,000	1,836,294
Air Transportation — 0.0%
US Airways, Inc., Class B(e) 7.500% 04/15/2008	869,681	8
Apparel, Textiles & Shoes — 0.1%
Kellwood Co. 7.625% 10/15/2017	130,000	118,820
Kellwood Co. 7.875% 07/15/2009	165,000	167,368
Mohawk Industries, Inc., Series D 7.200% 04/15/2012	400,000	415,468
		701,656
Automotive & Parts — 0.3%
DaimlerChrysler NA Holding Corp. 4.050% 06/04/2008	2,000,000	1,957,274
DaimlerChrysler NA Holding Corp. 4.125% 03/07/2007	525,000	523,781

	Principal Amount	Market Value
General Motors Corp.(b) 8.375% 07/15/2033	$110,000	$101,750
		2,582,805
Banking, Savings & Loans — 0.7%
Ametek, Inc. 7.200% 07/15/2008	1,040,000	1,061,887
Bank of America Corp. 4.250% 10/01/2010	800,000	774,701
CIT Group, Inc. 7.375% 04/02/2007	900,000	904,286
Kern River Funding Corp.(d) 4.893% 04/30/2018	630,001	611,605
Residential Capital Corp. 6.125% 11/21/2008	645,000	648,195
SLM Corp. 5.000% 10/01/2013	230,000	224,277
SLM Corp. 5.625% 08/01/2033	305,000	292,314
Wachovia Corp. 5.300% 10/15/2011	750,000	749,700
Washington Mutual Bank 5.650% 08/15/2014	775,000	776,073
Wells Fargo & Co. 4.125% 03/10/2008	470,000	463,859
Xstrata Finance Canada(d) 5.800% 11/15/2016	195,000	194,434
		6,701,331
Beverages — 0.1%
Anheuser-Busch Cos., Inc. 5.050% 10/15/2016	300,000	288,332
Anheuser-Busch Cos., Inc. 6.500% 02/01/2043	275,000	286,819
Constellation Brands, Inc. 8.000% 02/15/2008	210,000	214,725
		789,876
Broadcasting, Publishing & Printing — 1.0%
Belo Corp. 6.750% 05/30/2013	800,000	815,792
Belo Corp. 8.000% 11/01/2008	400,000	414,993
Clear Channel Communications, Inc. 4.250% 05/15/2009	625,000	605,324
Comcast Cable Communications, Inc. 8.375% 05/01/2007	2,500,000	2,523,130

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Cox Communications, Inc. 4.625% 01/15/2010	$1,850,000	$1,810,832
Cox Communications, Inc. 6.750% 03/15/2011	700,000	731,791
Dow Jones & Co., Inc. 3.875% 02/15/2008	800,000	783,325
Knight-Ridder, Inc. 7.125% 06/01/2011	130,000	136,196
Rogers Cable, Inc. 5.500% 03/15/2014	200,000	191,238
Shaw Communications, Inc. 8.250% 04/11/2010	745,000	791,562
Time Warner Inc. 5.875% 11/15/2016	175,000	174,558
USA Interactive(b) 7.000% 01/15/2013	400,000	414,242
		9,392,983
Building Materials & Construction — 0.2%
Chemed Corp. 8.750% 02/24/2011	485,000	501,975
Vulcan Materials Co. 6.000% 04/01/2009	1,250,000	1,268,382
		1,770,357
Chemicals — 0.4%
Chevron Phillips Chemical Co. LLC 5.375% 06/15/2007	615,000	614,434
Cytec Industries, Inc. 5.500% 10/01/2010	335,000	332,960
ICI Wilmington, Inc. 7.050% 09/15/2007	735,000	741,830
Lubrizol Corp. 4.625% 10/01/2009	480,000	470,852
Lubrizol Corp. 5.875% 12/01/2008	325,000	326,906
Sealed Air Corp.(d) 6.875% 07/15/2033	145,000	145,083
Universal Foods 6.500% 04/01/2009	400,000	397,535
Vale Overseas Ltd. 6.250% 01/23/2017	305,000	306,387
Vale Overseas Ltd. 6.875% 11/21/2036	280,000	287,181
		3,623,168
Commercial Services — 0.1%
Allied Waste North America, Inc., Series B 5.750% 02/15/2011	300,000	290,250

	Principal Amount	Market Value
Donnelley (R.R.) & Sons Co. 4.950% 05/15/2010	$400,000	$391,533
		681,783
Communications — 0.0%
Echostar DBS Corp. 7.125% 02/01/2016	425,000	425,000
Computer Programming Services — 0.0%
Electronic Data Systems Corp., Series B 6.500% 08/01/2013	310,000	312,088
Data Processing & Preparation — 0.0%
Certegy, Inc. 4.750% 09/15/2008	220,000	212,474
Electric Utilities — 1.4%
Allegheny Energy Supply Co. LLC(d) 8.250% 04/15/2012	275,000	301,812
Centerpoint Energy, Inc., Series B 5.875% 06/01/2008	1,085,000	1,087,114
Consumers Energy Co. 4.400% 08/15/2009	250,000	243,554
Duke Energy Field Services Corp. 7.875% 08/16/2010	1,800,000	1,936,154
Elwood Energy LLC 8.159% 07/05/2026	414,731	433,299
Entergy Gulf States, Inc. 5.250% 08/01/2015	995,000	942,127
Homer City Funding LLC 8.734% 10/01/2026	449,650	517,097
Ipalco Enterprises, Inc. 8.375% 11/14/2008	975,000	1,011,562
Kansas Gas & Electric Co. 5.647% 03/29/2021	310,000	301,013
MidAmerican Energy Holdings Co. 3.500% 05/15/2008	1,050,000	1,023,785
MidAmerican Funding LLC 6.750% 03/01/2011	145,000	152,224
Monongahela Power Co. 6.700% 06/15/2014	400,000	425,020
Nevada Power Co., Series L 5.875% 01/15/2015	450,000	447,917
Pennsylvania Electric Co. Class B 6.125% 04/01/2009	830,000	840,860

	Principal Amount	Market Value
PSEG Energy Holdings, Inc. 8.625% 02/15/2008	$102,000	$104,805
Tampa Electric Co. 5.375% 08/15/2007	700,000	699,337
Tenaska Oklahoma(d) 6.528% 12/30/2014	519,848	510,023
TransAlta Corp. 5.750% 12/15/2013	1,000,000	996,683
Tri-State Generation & Transmission Association, Series 2003, Class A(d) 6.040% 01/31/2018	430,000	434,402
Tri-State Generation & Transmission Association, Series 2003, Class B(d) 7.144% 07/31/2033	525,000	568,728
TXU Energy Co. 7.000% 03/15/2013	210,000	219,735
		13,197,251
Electrical Equipment & Electronics — 0.1%
Anixter, Inc. 5.950% 03/01/2015	510,000	471,750
Thomas & Betts Corp. 6.625% 05/07/2008	330,000	333,428
Thomas & Betts Corp., Series B 6.390% 02/10/2009	200,000	203,205
		1,008,383
Energy — 0.8%
Australian Gas Light Co. Ltd(d) 6.400% 04/15/2008	710,000	716,016
Boardwalk Pipelines LLC 5.500% 02/01/2017	175,000	168,574
Chesapeake Energy Corp. 6.500% 08/15/2017	300,000	293,250
Colonial Pipeline Co.(d) 7.630% 04/15/2032	750,000	931,347
Consolidated Natural Gas Co., Series C 6.250% 11/01/2011	200,000	206,567
Enterprise Products Operating LP 7.500% 02/01/2011	175,000	186,627
Enterprise Products Operating LP, Series B 4.000% 10/15/2007	45,000	44,449

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Gulf South Pipeline Co. LP(d) 5.050% 02/01/2015	$150,000	$143,659
Mobil Corp. 8.625% 08/15/2021	1,050,000	1,398,698
OAO Gazprom(d) 9.625% 03/01/2013	290,000	347,275
Opti Cananda, Inc.(d) 8.250% 12/15/2014	210,000	215,775
Piedmont Natural Gas Co., Series E 6.000% 12/19/2033	400,000	404,269
Plains All American Pipeline Co. 5.625% 12/15/2013	520,000	511,657
The Premcor Refining Group, Inc. 6.750% 05/01/2014	230,000	234,381
Southwest Gas Corp. 8.375% 02/15/2011	205,000	223,140
Williams Partners LP(d) 7.250% 02/01/2017	375,000	382,500
XTO Energy, Inc. 4.900% 02/01/2014	850,000	810,302
		7,218,486
Entertainment & Leisure — 0.0%
Harrah's Operating Co., Inc. 5.500% 07/01/2010	385,000	377,358
Financial Services — 1.8%
American Honda Finance Corp.(d) 3.850% 11/06/2008	700,000	683,080
Bombardier Capital, Inc.(d) 6.750% 05/01/2012	245,000	240,100
Brandywine Operating Partnership LP 5.625% 12/15/2010	310,000	311,129
Caterpillar Financial Services Corp., Series F MTN 4.500% 09/01/2008	300,000	296,199
Countrywide Home Loans, Inc. 3.250% 05/21/2008	920,000	894,387
Emerald Investment Grade CBO Ltd., FRN (d) 5.880% 05/24/2011	1,405,004	1,405,443
ERAC USA Finance Co.(d) 6.700% 06/01/2034	320,000	341,010

	Principal Amount	Market Value
ERAC USA Finance Co.(d) 6.750% 05/15/2007	$1,000,000	$1,003,936
Foster's Finance Corp.(d) 6.875% 06/15/2011	835,000	875,697
Franklin Resources, Inc. 3.700% 04/15/2008	800,000	783,535
General Electric Capital Corp. 5.375% 10/20/2016	475,000	475,633
General Motors Acceptance Corp. 6.150% 04/05/2007	865,000	865,027
Glencore Funding LLC(d) 6.000% 04/15/2014	500,000	487,415
The Goldman Sachs Group, Inc. 5.150% 01/15/2014	775,000	763,456
The Goldman Sachs Group, Inc.(b) 6.125% 02/15/2033	275,000	280,215
Household Finance Corp. 4.125% 12/15/2008	875,000	857,624
Household Finance Corp. 6.375% 10/15/2011	750,000	784,263
iStar Financial, Inc. REIT 7.000% 03/15/2008	250,000	254,192
iStar Financial, Inc. REIT, Series B 4.875% 01/15/2009	165,000	163,161
iStar Financial, Inc. REIT, Series B 5.700% 03/01/2014	310,000	307,193
Kimco Realty Corp., Series B 7.860% 11/01/2007	1,325,000	1,346,790
Pacific Energy Partners, LP/Pacific Energy Finance Corp. 6.250% 09/15/2015	100,000	97,764
Pacific Energy Partners, LP/Pacific Energy Finance Corp. 7.125% 06/15/2014	365,000	374,567
Prologis REIT 5.250% 11/15/2010	650,000	646,278
Senior Housing Properties Trust REIT 8.625% 01/15/2012	100,000	108,500
Sprint Capital Corp. 6.900% 05/01/2019	255,000	262,914
Telecom Italia Capital SA 6.000% 09/30/2034	325,000	294,764

	Principal Amount	Market Value
United Dominion Realty Trust, Inc. REIT 4.500% 03/03/2008	$325,000	$319,195
Verizon Global Funding Corp. 7.750% 12/01/2030	525,000	615,813
Weingarten Realty Investors REIT, Series A 7.500% 12/19/2010	770,000	834,212
		16,973,492
Food Retailers — 0.0%
SuperValu, Inc. 7.875% 08/01/2009	455,000	474,245
Foods — 0.1%
Sara Lee Corp. 3.875% 06/15/2013	140,000	124,452
Smithfield Foods, Inc. 7.000% 08/01/2011	860,000	868,600
		993,052
Forest Products & Paper — 0.1%
Packaging Corp. of America 5.750% 08/01/2013	250,000	241,741
Rock-Tenn Co. 5.625% 03/15/2013	75,000	69,000
Rock-Tenn Co. 8.200% 08/15/2011	995,000	1,049,725
		1,360,466
Healthcare — 0.1%
HCA, Inc. 6.950% 05/01/2012	450,000	426,375
HCA, Inc.(d) 9.250% 11/15/2016	335,000	358,869
		785,244
Heavy Construction — 0.0%
Lennar Corp., Series B 6.500% 04/15/2016	180,000	182,629
Heavy Machinery — 0.2%
Briggs & Stratton Corp. 8.875% 03/15/2011	550,000	595,375
Idex Corp. 6.875% 02/15/2008	500,000	502,359
Timken Co. 5.750% 02/15/2010	475,000	470,014
Toro Co. 7.800% 06/15/2027	165,000	186,635
		1,754,383

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Home Construction, Furnishings & Appliances — 0.1%
Beazer Homes USA 6.875% 07/15/2015	$150,000	$147,000
D.R. Horton, Inc. 4.875% 01/15/2010	80,000	78,258
K. Hovnanian Enterprises 7.500% 05/15/2016	200,000	201,000
Newell Rubbermaid, Inc. 4.000% 05/01/2010	320,000	306,722
		732,980
Industrial – Diversified — 0.2%
American Standard, Inc. 7.625% 02/15/2010	700,000	733,636
Leucadia National Corp. 7.750% 08/15/2013	1,150,000	1,201,750
		1,935,386
Lodging — 0.3%
Hilton Hotels Corp.(b) 7.200% 12/15/2009	355,000	370,087
Marriot International 6.200% 06/15/2016	775,000	781,576
MGM Mirage 6.000% 10/01/2009	250,000	249,375
MGM Mirage 6.750% 09/01/2012	725,000	714,125
Starwood Hotels & Resorts Worldwide, Inc. 7.875% 05/01/2012	395,000	417,167
		2,532,330
Medical Supplies — 0.5%
Boston Scientific Corp. 6.400% 06/15/2016	775,000	784,267
Millipore Corp. 7.500% 04/01/2007	4,250,000	4,264,735
		5,049,002
Metals & Mining — 0.1%
Codelco, Inc(d) 6.150% 10/24/2036	280,000	286,752
Reliance Steel & Aluminum(d) 6.200% 11/15/2016	245,000	243,202
		529,954
Real Estate — 0.1%
First Industrial LP 7.600% 05/15/2007	700,000	705,165

	Principal Amount	Market Value
Retail — 0.0%
J.C. Penney Co., Inc. 7.950% 04/01/2017	$115,000	$129,052
The May Department Stores Co. 3.950% 07/15/2007	365,000	361,450
		490,502
Telephone Utilities — 0.3%
Embarq Corp. 7.082% 06/01/2016	705,000	717,704
Qwest Corp. 8.875% 03/15/2012	300,000	334,125
Rogers Wireless Communications, Inc. 6.375% 03/01/2014	350,000	354,375
Sprint Capital Corp. 6.125% 11/15/2008	1,200,000	1,214,182
Sprint Nextel Corp. 6.000% 12/01/2016	280,000	272,896
		2,893,282
Transportation — 0.1%
Burlington Northern Santa Fe Corp. 6.750% 03/15/2029	490,000	537,896
CSX Corp. 7.250% 05/01/2027	50,000	57,150
Hornbeck Offshore Services, Inc., Series B 6.125% 12/01/2014	315,000	300,431
Norfolk Southern Corp. 6.000% 04/30/2008	450,000	453,543
		1,349,020
TOTAL CORPORATE DEBT (Cost $90,207,486)		89,572,433
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.2%
Financial Services
Collateralized Mortgage Obligations
ABN AMRO Mortgage Corp., Series 2003-12, Class 1A 5.000% 12/25/2033	1,298,059	1,244,563
AES Eastern Energy LP, Series 1999-1, Class A 9.000% 01/02/2017	439,295	492,010
Asset Securitization Corp., Series 1995-MD4, Class A1 7.100% 08/13/2029	75,500	75,865

	Principal Amount	Market Value
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1, FRN 5.628% 09/25/2033	$252,965	$252,540
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1, FRN 4.535% 02/25/2034	288,737	287,700
CS First Boston Mortgage Securities Corp., Series 2003-7, Class 1A24 4.500% 02/25/2033	133,748	133,287
CS First Boston Mortgage Securities Corp., Series 2004-C1, Class A1 2.254% 01/15/2037	309,186	304,593
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1, FRN 4.540% 08/25/2034	494,957	509,069
IndyMac Bancorp, Inc. Mortgage Loan Trust, Series 2004-AR4, Class 1A, FRN 4.489% 08/25/2034	848,576	851,296
MASTR Asset Securitization Trust, Series 2003-12, Class 6A1 5.000% 12/25/2033	2,173,966	2,084,497
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA, FRN 6.439% 07/25/2033	133,025	132,914
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA, FRN 6.022% 02/25/2034	123,425	123,496
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A, FRN 7.481% 02/25/2034	21,623	21,994
Starwood Commercial Mortgage Trust, Series 1999-C1A, Class B(d) 6.920% 02/03/2014	3,000,000	3,096,750

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A, FRN 5.502% 03/25/2034	$406,214	$414,297
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 5.600% 06/25/2032	197,716	197,017
Structured Asset Securities Corp., Series 2003-30, Class 1A1 5.500% 10/25/2033	1,429,249	1,406,024
Terwin Mortgage Trust, Series 2006-10SL, Class A2 5.000% 10/31/2036	2,000,000	1,965,200
Vendee Mortgage Trust, Series 1992-1, Class 2Z 7.750% 05/15/2022	589,100	619,673
Washington Mutual MSC Mortgage Pass- Through Certificates, Series 2004-RA1, Class 2A 7.000% 03/25/2034	619,326	624,491
Washington Mutual MSC Mortgage Pass- Through Certificates, Series 2004-RA4, Class 2A 6.500% 08/25/2034	263,561	265,936
Washington Mutual, Inc., Series 2003-S11, Class A1 5.000% 11/25/2033	2,566,764	2,460,945
Washington Mutual, Inc., Series 2004-AR2, Class A, FRN 6.227% 04/25/2044	714,504	724,733
Wells Fargo Mortgage Backed Securities Trust, Series 2004-P, Class 2A1, FRN 4.224% 09/25/2034	1,257,442	1,240,890
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 2A2, FRN 4.109% 06/25/2035	1,382,145	1,355,034
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $21,001,887)		20,884,814

	Principal Amount	Market Value
SOVEREIGN DEBT OBLIGATIONS — 0.2%
Province of Ontario 4.750% 01/19/2016	$1,200,000	$1,173,425
United Mexican States 5.625% 01/15/2017	1,020,000	1,021,020
TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $2,168,371)		2,194,445
U.S. GOVERNMENT AGENCY OBLIGATIONS — 11.7%
Federal Home Loan Mortgage Corporation (FHLMC) — 2.2%
Pass-Through Securities
FHLMC 4.000% 12/15/2009	5,900,000	5,748,102
FHLMC 5.500% 07/01/2020- 02/01/2021	13,295,413	13,285,364
FHLMC 6.000% 09/01/2016- 02/01/2018	507,473	515,144
FHLMC 6.500% 08/01/2016- 09/01/2016	381,391	389,703
FHLMC 7.500% 02/01/2030- 02/01/2031	641,001	665,648
FHLMC 8.000% 08/01/2026- 03/01/2028	220,948	234,569
FHLMC 9.000% 03/01/2017	20,155	21,043
Total Pass-Through Securities		20,859,573
Federal National Mortgage Association (FNMA) — 9.3%
Pass-Through Securities
FNMA 3.875% 02/15/2010	5,700,000	5,527,097
FNMA 4.500% 12/01/2020	8,342,822	8,044,305
FNMA 5.000% 12/01/2034- 09/01/2035	7,066,714	6,825,728
FNMA 5.500% 08/01/2020- 05/01/2036	27,332,967	27,089,687
FNMA 6.000% 05/01/2016- 06/01/2016	213,461	216,855

	Principal Amount	Market Value
FNMA 7.000% 01/01/2031- 05/01/2031	$800,967	$827,355
FNMA 7.500% 09/01/2029- 05/01/2030	288,231	298,942
FNMA 8.000% 02/01/2030- 08/01/2031	179,935	187,926
FNMA TBA(f) 5.000% 01/01/2037	7,000,000	6,757,187
FNMA TBA(f) 5.500% 01/01/2037	540,000	533,714
FNMA TBA(f) 6.500% 01/01/2037	32,500,000	33,106,837
Total Pass-Through Securities		89,415,633
Government National Mortgage Association (GNMA) — 0.2%
Pass-Through Securities
GNMA 7.000% 04/15/2023- 08/15/2032	324,770	337,666
GNMA 7.250% 06/20/2021- 05/20/2022	822,981	858,625
GNMA 7.500% 04/15/2017- 09/15/2017	184,325	192,342
GNMA 8.000% 07/15/2007- 05/15/2008	83,465	83,976
GNMA 9.000% 08/15/2008- 09/15/2009	55,398	56,701
Total Pass-Through Securities		1,529,310
Other Agencies — 0.0%
Pass-Through Securities
New Valley Generation IV, TVA 4.687% 01/15/2022	353,029	341,204
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $112,228,365)		112,145,720
U.S. TREASURY OBLIGATIONS — 4.0%
U.S. Treasury Bonds — 2.6%
U.S. Treasury Bond(b) (g) 6.125% 08/15/2029	16,260,000	19,014,038
U.S. Treasury Bond(g) 8.750% 05/15/2017	4,095,000	5,418,197
		24,432,235

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
U.S. Treasury Notes — 1.4%
U.S. Treasury Inflation Index 2.500% 07/15/2016	$2,899,362	$2,921,433
U.S. Treasury Inflation Index 3.875% 01/15/2009	3,693,420	3,795,762
U.S. Treasury Note(b) 3.875% 05/15/2010	870,000	847,842
U.S. Treasury Note(b) 3.875% 07/15/2010	2,800,000	2,726,063
U.S. Treasury Note 4.375% 08/15/2012	275,000	271,090
U.S. Treasury Note(b) 4.875% 05/31/2011	100,000	100,695
U.S. Treasury Note(b) 5.000% 08/15/2011	3,000,000	3,042,422
		13,705,307
TOTAL U.S. TREASURY OBLIGATIONS (Cost $36,971,678)		38,137,542
TOTAL BONDS & NOTES (Cost $267,729,083)		268,063,919
OPTIONS — 0.0%
Bear Stearns Co., Inc. Floor, Expires 10/01/2014	4,000,000	54,319
TOTAL OPTIONS (Cost $53,600)		54,319
TOTAL LONG TERM INVESTMENTS (Cost $694,474,155)		868,991,719
SHORT-TERM INVESTMENTS — 18.5%
Cash Equivalents — 5.4%(i)
Abbey National PLC Eurodollar Time Deposit 5.280% 01/05/2007	1,273,487	1,273,487
American Beacon Money Market Fund(h)	439,809	439,809
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	1,861,264	1,861,264
Bank of America 5.270% 01/09/2007	979,612	979,612
Bank of America 5.310% 03/08/2007	979,612	979,612
Bank of America 5.320% 02/16/2007	293,884	293,884

	Principal Amount	Market Value
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 01/30/2007	$587,768	$587,768
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 02/06/2007	1,959,224	1,959,224
Bank of Nova Scotia Eurodollar Time Deposit 5.300% 02/27/2007	1,273,496	1,273,496
The Bank of the West Eurodollar Time Deposit 5.285% 01/17/2007	489,807	489,807
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	979,612	979,612
Barclays Eurodollar Time Deposit 5.310% 02/20/2007	979,612	979,612
Barclays Eurodollar Time Deposit 5.320% 02/13/2007	293,884	293,884
BGI Institutional Money Market Fund(h)	925,433	925,433
Calyon Eurodollar Time Deposit 5.290% 03/05/2007	1,469,419	1,469,419
Calyon Eurodollar Time Deposit 5.310% 02/16/2007	489,807	489,807
Calyon Eurodollar Time Deposit 5.310% 02/22/2007	489,807	489,807
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 01/29/2007	1,802,487	1,802,487
Citigroup Eurodollar Time Deposit 5.305% 03/05/2007	1,469,419	1,469,419
Citigroup Eurodollar Time Deposit 5.310% 03/16/2007	489,807	489,807
Commonwealth Bank of Australia Commercial Paper 5.291% 01/08/2007	979,612	979,612
Dexia Group Eurodollar Time Deposit 5.285% 01/16/2007	979,612	979,612
Dreyfus Cash Management Plus Money Market Fund(h)	349,916	349,916

	Principal Amount	Market Value
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	$164,073	$164,073
Federal Home Loan Bank Discount Note 5.207% 01/19/2007	255,632	255,632
First Tennessee National Corp. Eurodollar Time Deposit 5.290% 01/18/2007	979,612	979,612
Fortis Bank Eurodollar Time Deposit 5.295% 01/02/2007	391,845	391,845
Fortis Bank Eurodollar Time Deposit 5.300% 01/24/2007	1,469,419	1,469,419
Fortis Bank Eurodollar Time Deposit 5.300% 01/26/2007	1,469,419	1,469,419
Freddie Mac Discount Note 5.231% 01/23/2007	389,861	389,861
General Electric Capital Corp. Commercial Paper 5.296% 01/26/2007	489,807	489,807
Goldman Sachs Financial Square Prime Obligations Money Market Fund(h)	877,579	877,579
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	1,371,457	1,371,457
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/25/2007	979,612	979,612
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.305% 03/14/2007	783,690	783,690
Lloyds TSB Bank Eurodollar Time Deposit 5.300% 02/26/2007	1,469,419	1,469,419
Marshall & Ilsley Bank Eurodollar Time Deposit 5.300% 03/19/2007	587,768	587,768
Rabobank Nederland Eurodollar Time Deposit 5.250% 01/02/2007	2,449,031	2,449,031
Rabobank Nederland Eurodollar Time Deposit 5.300% 03/05/2007	881,651	881,651

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/14/2007	$979,612	$979,612
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/15/2007	1,449,827	1,449,827
Royal Bank of Scotland Eurodollar Time Deposit 5.280% 01/11/2007	979,612	979,612
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 01/16/2007	195,923	195,923
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 02/09/2007	489,807	489,807
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	783,690	783,690
Societe Generale Eurodollar Time Deposit 5.270% 01/19/2007	1,959,224	1,959,224
Societe Generale Eurodollar Time Deposit 5.290% 02/01/2007	1,469,419	1,469,419
Societe Generale Eurodollar Time Deposit 5.313% 01/02/2007	391,845	391,845
Svenska Handlesbanken Eurodollar Time Deposit 5.250% 01/02/2007	3,379,298	3,379,298
UBS AG Eurodollar Time Deposit 5.290% 01/02/2007	509,399	509,399
UBS AG Eurodollar Time Deposit 5.300% 01/04/2007	1,175,535	1,175,535
UBS AG Eurodollar Time Deposit 5.300% 01/05/2007	587,768	587,768
		51,197,224
Commercial Paper — 13.1%
Alcoa, Inc. 5.290% 01/03/2007	2,825,000	2,824,170
Aluminum Co. 5.270% 01/08/2007	240,000	239,789
Apache Corp. 5.370% 01/16/2007	1,500,000	1,496,644
Autoliv ASP Inc. 5.350% 01/12/2007	5,260,000	5,251,402
Bryant Park Funding LLC 5.270% 01/04/2007	1,300,000	1,299,429
Cargill, Inc. 5.240% 02/02/2007	1,230,000	1,224,271

	Principal Amount	Market Value
Centex Corp. 5.350% 01/11/2007	$4,695,000	$4,688,023
CVS Corp. 5.350% 01/03/2007	4,800,000	4,798,572
CVS Corp. 5.360% 01/31/2007	1,540,000	1,533,121
DaimlerChrysler 5.340% 01/04/2007	3,150,000	3,148,598
DaimlerChrysler 5.350% 01/12/2007	525,000	524,141
DaimlerChrysler 5.350% 01/19/2007	1,190,000	1,186,817
Danske Corp. 5.250% 01/08/2007	1,760,000	1,758,204
Detroit Edison Co 5.400% 01/02/2007	7,054,000	7,052,942
Devon Energy Corp. 5.310% 02/01/2007	1,310,000	1,304,010
Disney (Walt) Co. (the) 5.260% 01/24/2007	1,310,000	1,305,597
Dominion Resources 5.360% 01/18/2007	600,000	598,481
Dominion Resources 5.370% 01/10/2007	1,890,000	1,887,463
Dominion Resources 5.370% 01/11/2007	4,087,000	4,080,904
Dover Corp. 5.230% 01/05/2007	1,760,000	1,758,978
Duke Power Company LLC 5.300% 01/16/2007	1,420,000	1,416,865
Elsevier Finance. S.A. 5.400% 01/09/2007	2,740,000	2,736,712
Falcon Asset Securitization Co. LLC 5.270% 01/02/2007	1,765,000	1,764,741
Fortune Brands, Inc. 5.320% 01/23/2007	1,750,000	1,744,311
Fortune Brands, Inc. 5.370% 01/02/2007	1,149,000	1,148,827
General Electric Capital Corp. 5.220% 02/02/2007	1,745,000	1,736,904
General Mills, Inc. 5.310% 01/25/2007	1,535,000	1,529,566
Govco, Inc. 5.260% 01/10/2007	1,215,000	1,213,404
Hershey Foods Corp. 5.190% 01/16/2007	1,760,000	1,756,195
ITT Industries, Inc. 5.310% 01/22/2007	1,710,000	1,704,703
John Deere Capital Co. 5.320% 01/30/2007	1,760,000	1,752,457

	Principal Amount	Market Value
Kellogg Company 5.300% 02/22/2007	$1,750,000	$1,736,603
Kinder Morgan Energy 5.370% 01/03/2007	1,543,000	1,542,539
Kinder Morgan Energy 5.420% 01/08/2007	4,470,000	4,465,289
Kinder Morgan Energy 5.420% 01/09/2007	3,465,000	3,460,828
Kraft Foods, Inc. 5.270% 01/22/2007	1,500,000	1,495,390
Kraft Foods, Inc. 5.310% 01/17/2007	3,103,000	3,095,677
Kraft Foods, Inc. 5.340% 01/10/2007	2,800,000	2,796,262
Motorola, Inc. 5.280% 01/25/2007	1,750,000	1,743,840
National Rural Utility 5.240% 01/09/2007	715,000	714,167
Pearson Holdings, Inc. 5.450% 01/04/2007	1,500,000	1,499,319
Procter & Gamble 5.230% 01/12/2007	1,750,000	1,747,203
Public Service Co. of Colorado 5.330% 01/10/2007	1,175,000	1,173,434
Public Service Co. of Colorado 5.420% 01/05/2007	3,590,000	3,587,837
Public Service Co. of Colorado 5.450% 01/05/2007	2,165,000	2,163,689
Reed Elsevier, Inc. 5.420% 01/12/2007	897,000	895,515
Rockwell, Inc. 5.300% 01/11/2007	1,810,000	1,807,335
Ryder System, Inc. 5.340% 01/23/2007	1,010,000	1,006,705
Ryder System, Inc. 5.430% 01/16/2007	4,863,000	4,851,998
Schering Plough Corp. 5.310% 03/20/2007	1,165,000	1,151,597
South Carolina Electric & Gas 5.310% 01/26/2007	730,000	727,309
South Carolina Electric & Gas 5.310% 01/29/2007	850,000	846,489
Sprint Nextel 5.420% 01/12/2007	1,755,000	1,752,094
Textron Financial 5.310% 01/24/2007	1,380,000	1,375,320
Time Warner 5.350% 01/22/2007	1,600,000	1,595,007

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Time Warner 5.360% 01/08/2007	$4,800,000	$4,794,998
Verizon Communication, Inc. 5.290% 01/18/2007	1,630,000	1,625,929
Verizon Communication, Inc. 5.310% 01/04/2007	3,190,000	3,188,590
Wellpoint, Inc. 5.330% 01/09/2007	710,000	709,159
Wisconsin Electric Power Co. 5.300% 01/12/2007	1,777,000	1,774,123
		125,790,442
TOTAL SHORT-TERM INVESTMENTS (Cost $176,987,666)		176,987,666
TOTAL INVESTMENTS — 109.3% (Cost $871,461,821)(j)		1,045,979,385
Other Assets/ (Liabilities) — (9.3%)		(88,699,897)
NET ASSETS — 100.0%		$957,279,488

Notes to Portfolio of Investments

ADR - American Depository Receipt

FRN - Floating Rate Note

MTN - Medium Term Note

REIT - Real Estate Investment Trust

TBA - To be announced

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  This security is valued in good faith under procedures established by the board of trustees.

(d)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities amounted to a value of $15,716,733 or 1.6% of net assets.

(e)  Security is currently in default.

(f)  A portion of this security is purchased on a forward commitment basis. (Note 2).

(g)  This security is held as collateral for open futures contracts. (Note 2).

(h)  Amount represents shares owned of the fund.

(i)  Represents investments of security lending collateral. (Note 2).

(j)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments

December 31, 2006

	Number of Shares	Market Value
EQUITIES — 96.9%
COMMON STOCK — 96.9%
Advertising — 0.1%
Interpublic Group of Companies, Inc.(a) (b)	81,713	$1,000,167
Aerospace & Defense — 5.8%
Alliant Techsystems, Inc.(a)	99,800	7,803,362
Boeing Co.	25,100	2,229,884
Northrop Grumman Corp.	52,400	3,547,480
Rockwell Collins, Inc.	257,400	16,290,846
Spirit AeroSystems Holdings, Inc. Cl. A(a)	87,690	2,934,984
United Technologies Corp.	704,540	44,047,841
		76,854,397
Apparel, Textiles & Shoes — 0.6%
The Gap, Inc.	85,900	1,675,050
Jones Apparel Group, Inc.	57,200	1,912,196
Limited Brands, Inc.	82,900	2,399,126
VF Corp.	20,700	1,699,056
		7,685,428
Automotive & Parts — 1.6%
Autoliv, Inc.	37,900	2,285,370
BorgWarner, Inc.	16,200	956,124
DaimlerChrysler AG(b)	35,800	2,198,478
Magna International, Inc. Cl. A(b)	11,400	918,270
Navistar International Corp.(a)	419,600	14,027,228
Toyota Motor Corp. Sponsored ADR (Japan)	6,800	913,308
		21,298,778
Banking, Savings & Loans — 18.6%
Bank of America Corp.	758,780	40,511,264
BB&T Corp.	14,100	619,413
Capital One Financial Corp.	290,930	22,349,243
Comerica, Inc.	44,600	2,617,128
Fannie Mae	92,200	5,475,758
Freddie Mac	259,310	17,607,149
JP Morgan Chase & Co.	244,252	11,797,372
KeyCorp	43,600	1,658,108
National City Corp.	90,300	3,301,368
SLM Corp.	197,180	9,616,469
SunTrust Banks, Inc.	24,200	2,043,690

	Number of Shares	Market Value
U.S. Bancorp	78,500	$2,840,915
UBS AG	738,960	44,581,457
Wachovia Corp.	864,730	49,246,373
Washington Mutual, Inc.	81,100	3,689,239
Wells Fargo & Co.	769,000	27,345,640
		245,300,586
Broadcasting, Publishing & Printing — 5.4%
CBS Corp. Cl. B	109,250	3,406,415
Comcast Corp. Cl. A(a)	119,500	5,058,435
Idearc, Inc.(a)	11,940	342,081
Liberty Global, Inc. Cl. A(a)	497,749	14,509,369
Liberty Global, Inc. Cl. C(a)	1,388,818	38,886,904
Time Warner, Inc.	342,000	7,448,760
Viacom, Inc. Cl. B(a)	25,400	1,042,162
		70,694,126
Building Materials & Construction — 1.4%
Martin Marietta Materials, Inc.	94,430	9,812,221
Vulcan Materials Co.(b)	103,370	9,289,862
		19,102,083
Chemicals — 0.4%
Du Pont (E.I.) de Nemours & Co.	8,300	404,293
Eastman Chemical Co.	4,100	243,171
The Lubrizol Corp.	33,300	1,669,329
PPG Industries, Inc.	42,900	2,754,609
		5,071,402
Commercial Services — 3.7%
Accenture Ltd. Cl. A	60,000	2,215,800
Kbr Inc.(a) (b)	8,630	225,761
Siemens AG Sponsored ADR (Germany)(b)	470,080	46,326,384
		48,767,945
Communications — 0.4%
American Tower Corp. Cl. A(a)	12,000	447,360
Crown Castle International Corp.(a)	41,800	1,350,140
Nokia Oyj Sponsored ADR (Finland)	104,500	2,123,440
Tellabs, Inc.(a)	87,900	901,854
		4,822,794
Computer Integrated Systems Design — 0.6%
Synopsys, Inc.(a) (b)	295,109	7,888,264

	Number of Shares	Market Value
Computers & Information — 0.3%
International Business Machines Corp.	22,200	$2,156,730
Solectron Corp.(a)	286,000	920,920
Tech Data Corp.(a)	27,600	1,045,212
		4,122,862
Computers & Office Equipment — 0.3%
Electronic Data Systems Corp.	102,600	2,826,630
Hewlett-Packard Co.	42,000	1,729,980
		4,556,610
Containers — 0.3%
Crown Holdings, Inc.(a)	63,100	1,320,052
Owens-Illinois, Inc.(a)	74,500	1,374,525
Smurfit-Stone Container Corp.(a)	81,100	856,416
		3,550,993
Cosmetics & Personal Care — 1.1%
Colgate-Palmolive Co.	44,100	2,877,084
Kimberly-Clark Corp.	48,500	3,295,575
The Procter & Gamble Co.	121,600	7,815,232
		13,987,891
Electric Utilities — 4.5%
Alliant Energy Corp.	25,200	951,804
CMS Energy Corp.(a)	596,410	9,960,047
Constellation Energy Group, Inc.	29,000	1,997,230
Dominion Resources, Inc.	11,900	997,696
Entergy Corp.	68,980	6,368,234
Exelon Corp.	372,370	23,045,979
Northeast Utilities	35,125	989,120
PG&E Corp.	181,295	8,580,692
Pinnacle West Capital Corp.	43,700	2,212,968
Reliant Energy, Inc.(a)	310,400	4,410,784
		59,514,554
Electrical Equipment & Electronics — 4.1%
Agere Systems, Inc.(a)	87,610	1,679,484
Arrow Electronics, Inc.(a)	30,600	965,430
Celestica, Inc.(a)	95,700	747,417
Flextronics International Ltd.(a) (b)	178,900	2,053,772
General Electric Co.	266,200	9,905,302
Sanmina-SCI Corp.(a)	103,700	357,765

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Texas Instruments, Inc.	1,321,190	$38,050,272
		53,759,442
Energy — 10.9%
BP PLC, Sponsored ADR (United Kingdom)	160,860	10,793,706
Chevron Corp.	106,200	7,808,886
ConocoPhillips	54,594	3,928,038
Diamond Offshore Drilling, Inc.(b)	24,600	1,966,524
Exxon Mobil Corp.	1,201,440	92,066,347
GlobalSantaFe Corp.	28,600	1,681,108
Marathon Oil Corp.	30,000	2,775,000
Occidental Petroleum Corp.	14,000	683,620
Rowan Companies, Inc.	32,300	1,072,360
Schlumberger Ltd.	141,310	8,925,140
Sempra Energy	170,560	9,546,243
Total SA Sponsored ADR (France)	29,400	2,114,448
Xcel Energy, Inc.	20,500	472,730
		143,834,150
Entertainment & Leisure — 1.2%
News Corp., Inc. Cl. A	627,790	13,484,929
The Walt Disney Co.	73,700	2,525,699
		16,010,628
Financial Services — 5.0%
Citigroup, Inc.	355,900	19,823,630
Countrywide Financial Corp.	319,350	13,556,407
E*TRADE Financial Corp.(a)	844,630	18,936,605
The Goldman Sachs Group, Inc.	5,800	1,156,230
Huntington Bancshares, Inc.(b)	53,000	1,258,750
Merrill Lynch & Co., Inc.(b)	83,200	7,745,920
Morgan Stanley	26,100	2,125,323
Waddell & Reed Financial, Inc. Cl. A	41,000	1,121,760
		65,724,625
Foods — 2.4%
Archer-Daniels- Midland Co.	33,200	1,061,072
ConAgra Foods, Inc.	626,487	16,915,149
General Mills, Inc.	55,900	3,219,840
Kellogg Co.	48,700	2,437,922
The Kroger Co.	114,400	2,639,208
Safeway, Inc.	83,100	2,871,936
Sara Lee Corp.	142,900	2,433,587
		31,578,714

	Number of Shares	Market Value
Forest Products & Paper — 0.1%
Sonoco Products Co.	48,000	$1,826,880
Household Products — 0.2%
The Clorox Co.	23,600	1,513,940
Newell Rubbermaid, Inc.	41,500	1,201,425
		2,715,365
Industrial – Diversified — 2.6%
Cooper Industries Ltd. Cl. A	15,000	1,356,450
Corning, Inc.(a)	1,456,580	27,252,612
Eaton Corp.	20,100	1,510,314
SPX Corp.	32,200	1,969,352
Textron, Inc.	21,200	1,987,924
		34,076,652
Insurance — 9.0%
ACE Ltd.	18,400	1,114,488
Allstate Corp.	43,500	2,832,285
American International Group, Inc.	144,800	10,376,368
Chubb Corp.	30,600	1,619,046
Everest Re Group Ltd.	395,090	38,762,280
Genworth Financial, Inc. Cl. A	373,420	12,774,698
The Hartford Financial Services Group, Inc.	41,700	3,891,027
MBIA, Inc.	23,300	1,702,298
Metlife, Inc.	64,000	3,776,640
MGIC Investment Corp.	12,000	750,480
PartnerRe Ltd.(b)	27,700	1,967,531
Platinum Underwriters Holdings Ltd.	267,631	8,280,503
Prudential Financial, Inc.	15,800	1,356,588
RenaissanceRe Holdings Ltd.	19,800	1,188,000
St. Paul Travelers Co.	82,782	4,444,566
Torchmark Corp.	40,900	2,607,784
UnumProvident Corp.	69,600	1,446,288
WellPoint, Inc.(a)	227,700	17,917,713
XL Capital Ltd. Cl. A	27,700	1,994,954
		118,803,537
Machinery & Components — 0.2%
Cummins, Inc.	17,200	2,032,696
Ingersoll-Rand Co. Ltd. Cl. A	8,800	344,344
		2,377,040
Metals & Mining — 0.1%
Mittal Steel Co. NV Cl. A ADR (Netherlands)(b)	44,200	1,864,356
Pharmaceuticals — 4.7%
Abbott Laboratories	95,200	4,637,192

	Number of Shares	Market Value
Medco Health Solutions, Inc.(a)	181,090	$9,677,450
Merck & Co., Inc.	160,600	7,002,160
Novartis AG-ADR (Switzerland)	157,700	9,058,288
Pfizer, Inc.	526,900	13,646,710
Sanofi-Aventis ADR (France)(b)	405,848	18,738,002
		62,759,802
Prepackaged Software — 2.4%
Microsoft Corp.	72,600	2,167,836
Novell, Inc.(a)	1,573,210	9,753,902
Take-Two Interactive Software, Inc.(a) (b)	1,145,900	20,351,184
		32,272,922
Restaurants — 0.4%
McDonald's Corp.	127,900	5,669,807
Retail — 1.2%
Office Depot, Inc.(a)	165,460	6,315,608
Walgreen Co.	196,050	8,996,734
		15,312,342
Telephone Utilities — 2.7%
AT&T, Inc.	314,700	11,250,525
BellSouth Corp.	57,700	2,718,247
Embarq Corp.	7,529	395,724
Sprint Nextel Corp.	150,599	2,844,815
Verizon Communications, Inc.	498,980	18,582,015
		35,791,326
Tobacco — 4.2%
Altria Group, Inc.	629,140	53,992,795
UST, Inc.	30,500	1,775,100
		55,767,895
Toys, Games — 0.1%
Mattel, Inc.	64,200	1,454,772
Transportation — 0.3%
CSX Corp.	63,600	2,189,748
Norfolk Southern Corp.	47,100	2,368,659
		4,558,407
TOTAL EQUITIES (Cost $1,079,340,250)		1,280,377,542

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 11.5%
Cash Equivalents — 8.5%(d)
Abbey National PLC Eurodollar Time Deposit 5.280% 01/05/2007	$2,802,608	$2,802,608
American Beacon Money Market Fund(c)	967,892	967,892
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	4,096,103	4,096,103
Bank of America 5.270% 01/09/2007	2,155,844	2,155,844
Bank of America 5.310% 03/08/2007	2,155,844	2,155,844
Bank of America 5.320% 02/16/2007	646,753	646,753
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 01/30/2007	1,293,506	1,293,506
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 02/06/2007	4,311,687	4,311,687
Bank of Nova Scotia Eurodollar Time Deposit 5.300% 02/27/2007	2,802,597	2,802,597
The Bank of the West Eurodollar Time Deposit 5.285% 01/17/2007	1,077,922	1,077,922
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	2,155,844	2,155,844
Barclays Eurodollar Time Deposit 5.310% 02/20/2007	2,155,844	2,155,844
Barclays Eurodollar Time Deposit 5.320% 02/13/2007	646,753	646,753
BGI Institutional Money Market Fund(c)	2,036,611	2,036,611
Calyon Eurodollar Time Deposit 5.290% 03/05/2007	3,233,765	3,233,765
Calyon Eurodollar Time Deposit 5.310% 02/16/2007	1,077,922	1,077,922
Calyon Eurodollar Time Deposit 5.310% 02/22/2007	1,077,922	1,077,922
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 01/29/2007	3,966,753	3,966,753

	Principal Amount	Market Value
Citigroup Eurodollar Time Deposit 5.305% 03/05/2007	$3,233,765	$3,233,765
Citigroup Eurodollar Time Deposit 5.310% 03/16/2007	1,077,922	1,077,922
Commonwealth Bank of Australia Commercial Paper 5.291% 01/08/2007	2,155,844	2,155,844
Dexia Group Eurodollar Time Deposit 5.285% 01/16/2007	2,155,844	2,155,844
Dreyfus Cash Management Plus Money Market Fund(c)	770,062	770,062
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	361,078	361,078
Federal Home Loan Bank Discount Note 5.207% 01/19/2007	562,573	562,573
First Tennessee National Corp. Eurodollar Time Deposit 5.290% 01/18/2007	2,155,844	2,155,844
Fortis Bank Eurodollar Time Deposit 5.295% 01/02/2007	862,337	862,337
Fortis Bank Eurodollar Time Deposit 5.300% 01/24/2007	3,233,765	3,233,765
Fortis Bank Eurodollar Time Deposit 5.300% 01/26/2007	3,233,765	3,233,765
Freddie Mac Discount Note 5.231% 01/23/2007	857,969	857,969
General Electric Capital Corp. Commercial Paper 5.296% 01/26/2007	1,077,922	1,077,922
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	1,931,297	1,931,297
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	3,018,181	3,018,181
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/25/2007	2,155,844	2,155,844

	Principal Amount	Market Value
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.305% 03/14/2007	$1,724,675	$1,724,675
Lloyds TSB Bank Eurodollar Time Deposit 5.300% 02/26/2007	3,233,765	3,233,765
Marshall & Ilsley Bank Eurodollar Time Deposit 5.300% 03/19/2007	1,293,506	1,293,506
Rabobank Nederland Eurodollar Time Deposit 5.250% 01/02/2007	5,389,610	5,389,610
Rabobank Nederland Eurodollar Time Deposit 5.300% 03/05/2007	1,940,259	1,940,259
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/14/2007	2,155,844	2,155,844
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/15/2007	3,190,649	3,190,649
Royal Bank of Scotland Eurodollar Time Deposit 5.280% 01/11/2007	2,155,844	2,155,844
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 01/16/2007	431,169	431,169
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 02/09/2007	1,077,922	1,077,922
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	1,724,675	1,724,675
Societe Generale Eurodollar Time Deposit 5.270% 01/19/2007	4,311,687	4,311,687
Societe Generale Eurodollar Time Deposit 5.290% 02/01/2007	3,233,765	3,233,765
Societe Generale Eurodollar Time Deposit 5.313% 01/02/2007	862,337	862,337
Svenska Handlesbanken Eurodollar Time Deposit 5.250% 01/02/2007	7,436,857	7,436,857
UBS AG Eurodollar Time Deposit 5.290% 01/02/2007	1,121,039	1,121,039
UBS AG Eurodollar Time Deposit 5.300% 01/04/2007	2,587,012	2,587,012

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
UBS AG Eurodollar Time Deposit 5.300% 01/05/2007	$1,293,506	$1,293,506
		112,670,303
Repurchase Agreement — 3.0%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/2006, 3.50%, due 01/02/2007(e)	39,415,149	39,415,149
TOTAL SHORT-TERM INVESTMENTS (Cost $152,085,452)		152,085,452
TOTAL INVESTMENTS — 108.4% (Cost $1,231,425,702)(f)		1,432,462,994
Other Assets/ (Liabilities) — (8.4%)		(111,138,816)
NET ASSETS — 100.0%		$1,321,324,178

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $39,430,477. Collateralized by a U.S. Government Agency obligation with a rate of 5.70%, maturity date of 12/15/2035, and an aggregate market value, including accrued interest, of $41,385,906.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements

Statement of Assets and Liabilities

December 31, 2006

	MML Money Market Fund	MML Managed Bond Fund	MML Blend Fund	MML Equity Fund
Assets:
Investments, at value (Note 2)(a)	-	$431,958,073	$868,991,719	$1,280,377,542
Short-term investments, at value (Note 2)(b)	$103,034,001	50,824,455	176,987,666	152,085,452
Total investments(c)	103,034,001	482,782,528	1,045,979,385	1,432,462,994
Cash	4,276	168,531	13,397	-
Receivables from:
Investments sold	-	3,548,187	1,857,519	7,988,618
Fund shares sold	809,284	366,453	30,547	39,049
Interest and dividends	230	4,864,282	3,883,078	1,387,883
Foreign taxes withheld	-	-	-	4,043
Open swap agreements at value (Note 2)	-	42,976	30,229	-
Total assets	103,847,791	491,772,957	1,051,794,155	1,441,882,587
Liabilities:
Payables for:
Investments purchased	-	1,951,685	1,190,470	6,151,989
Fund shares repurchased	426,081	29,141	744,047	787,245
Variation margin on open futures contracts (Note 2)	-	32,500	1,441	-
Securities on loan (Note 2)	-	40,462,544	51,197,224	112,670,303
Settlement of investments purchased on a when issued basis (Note 2)	-	6,640,447	40,622,424	-
Open swap agreements, at value (Note 2)	-	385,178	266,017	-
Directors' fees and expenses (Note 3)	17,327	39,194	114,202	139,876
Affiliates (Note 3):
Investment management fees	43,235	167,174	324,485	430,282
Due to custodian	-	-	-	319,660
Accrued expense and other liabilities	33,851	30,866	54,357	59,054
Total liabilities	520,494	49,738,729	94,514,667	120,558,409
Net assets	$103,327,297	$442,034,228	$957,279,488	$1,321,324,178
Net assets consist of:
Paid-in capital	$103,499,623	$448,637,741	$936,804,514	$1,090,407,598
Undistributed net investment income (distributions in excess of net investment income)	28,564	526,278	678,114	2,825,189
Accumulated net realized gain (loss) on investments	(200,890)	(7,497,439)	(154,338,203)	27,054,099
Net unrealized appreciation (depreciation) on investments	-	367,648	174,135,063	201,037,292
Net Assets	$103,327,297	$442,034,228	$957,279,488	$1,321,324,178
Shares outstanding	103,432,407	36,608,523	55,702,260	50,774,085
Net asset value, offering price and redemption price per share	$1.00	$12.07	$17.19	$26.02
(a) Cost of investments - unaffiliated issuers:	$-	$430,931,063	$694,474,155	$1,079,340,250
(b) Cost of short-term investments:	$103,034,001	$50,824,455	$176,987,666	$152,085,452
(c) Securities on loan with market value of:	$-	$39,579,571	$49,682,820	$109,046,430

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Statement of Operations

For the Year Ended December 31, 2006

	MML Money Market Fund	MML Managed Bond Fund	MML Blend Fund	MML Equity Fund
Investment income (Note 2):
Dividends (a)	-	-	$11,179,638	$24,679,901
Interest	$5,349,114	$22,150,538	19,279,332	1,427,831
Securities lending net income	-	48,044	96,884	151,649
Total investment income	5,349,114	22,198,582	30,555,854	26,259,381
Expenses (Note 3):
Investment management fees (Note 3)	531,672	1,886,444	3,753,253	4,919,514
Custody fees	14,932	-	127,370	147,402
Trustee reporting	797	-	776	776
Audit and legal fees	34,799	32,545	50,829	57,157
Proxy fees	648	-	1,306	1,303
Shareholder reporting fees	2,317	-	20,164	27,389
Directors' fees (Note 3)	13,877	22,379	117,772	164,657
Total expenses	599,042	1,941,368	4,071,470	5,318,198
Net investment income	4,750,072	20,257,214	26,484,384	20,941,183
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	1,774	(1,752,098)	44,197,626	224,987,215
Closed futures contracts	-	(215,209)	523,439	-
Written options	-	66,817	44,667	-
Closed swap contracts	-	(282,974)	(200,002)	-
Net realized gain (loss)	1,774	(2,183,464)	44,565,730	224,987,215
Net change in unrealized appreciation (depreciation) on:
Investments	-	(32,082)	33,870,834	(33,989,115)
Open futures contracts	-	(417,988)	(199,919)	-
Open swap contracts	-	(250,248)	(164,634)	-
Net unrealized appreciation (depreciation)	-	(700,318)	33,506,281	(33,989,115)
Net realized and unrealized gain (loss)	1,774	(2,883,782)	78,072,011	190,998,100
Net increase (decrease) in net assets resulting from operations	$4,751,846	$17,373,432	$104,556,395	$211,939,283
(a) Net of withholding tax of:	$-	$-	$-	$280,423

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Statement of Changes in Net Assets

	MML Money Market Fund		MML Managed Bond Fund		MML Blend Fund		MML Equity Fund
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,750,072	$3,012,310	$20,257,214	$17,371,474	$26,484,384	$24,722,619	$20,941,183	$24,366,733
Net realized gain (loss) on investment transactions	1,774	1,668	(2,183,464)	119,073	44,565,730	62,286,502	224,987,215	92,699,266
Net change in unrealized appreciation (depreciation) on investments	—	—	(700,318)	(8,563,059)	33,506,281	(44,218,527)	(33,989,115)	(77,008,554)
Net increase (decrease) in net assets resulting from operations	4,751,846	3,013,978	17,373,432	8,927,488	104,556,395	42,790,594	211,939,283	40,057,445
Distributions to shareholders (Note 2)
From net investment income	(4,749,426)	(3,012,310)	(19,847,252)	(18,782,477)	(25,622,247)	(25,920,972)	(17,553,503)	(24,339,586)
From net realized gains	—	—	—	—	—	—	(87,327,715)	—
Net fund share transactions (Note 5)	(6,038,753)	(6,254,891)	41,132,025	27,930,099	(43,173,064)	(125,392,288)	(67,548,011)	(141,818,352)
Total increase (decrease) in net assets	(6,036,333)	(6,253,223)	38,658,205	18,075,110	35,761,084	(108,522,666)	39,510,054	(126,100,493)
Net assets
Beginning of year	109,363,630	115,616,853	403,376,023	385,300,913	921,518,404	1,030,041,070	1,281,814,124	1,407,914,617
End of year	$103,327,297	$109,363,630	$442,034,228	$403,376,023	$957,279,488	$921,518,404	$1,321,324,178	$1,281,814,124
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$28,564	$26,416	$526,278	$(195,714)	$678,114	$(211,214)	$2,825,189	$(110,638)

The accompanying notes are an integral part of the financial statements.

MML Money Market Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/02
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)	0.04 ***	0.03	0.01	0.01	0.01
Net realized and unrealized gain (loss) on investments	0.00 †	0.00 †	(0.00)†	0.00 †	0.00 †
Total income (loss) from investment operations	0.04	0.03	0.01	0.01	0.01
Less distributions to shareholders:
From net investment income	(0.04)	(0.03)	(0.01)	(0.01)	(0.01)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(a)	4.54%	2.66%	0.79%	0.62%	1.29%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$103,327	$109,364	$115,617	$141,622	$192,252
Net expenses to average daily net assets	0.56%	0.54%	0.53%	0.52%	0.52%
Net investment income (loss) to average daily net assets	4.44%	2.61%	0.77%	0.63%	1.27%

***  Per share amount calculated on the average shares method.

†  Net realized and unrealized gain (loss) on investments is less than $0.01 per share.

(a)  Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/02
Net asset value, beginning of year	$12.15	$12.46	$12.51	$12.49	$12.27
Income (loss) from investment operations:
Net investment income (loss)	0.58 ***	0.56	0.56	0.57	0.67
Net realized and unrealized gain (loss) on investments	(0.10)	(0.27)	(0.01)	0.11	0.33
Total income (loss) from investment operations	0.48	0.29	0.55	0.68	1.00
Less distributions to shareholders:
From net investment income	(0.56)	(0.60)	(0.60)	(0.66)	(0.70)
From net realized gains	-	-	-	-	(0.08)
Total distributions	(0.56)	(0.60)	(0.60)	(0.66)	(0.78)
Net asset value, end of year	$12.07	$12.15	$12.46	$12.51	$12.49
Total Return(a)	4.11%	2.34%	4.47%	5.59%	8.40%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$442,034	$403,376	$385,301	$378,991	$386,227
Net expenses to average daily net assets	0.46%	0.46%	0.46%	0.46%	0.47%
Net investment income (loss) to average daily net assets	4.80%	4.46%	4.38%	4.56%	5.51%
Portfolio turnover rate	77%	76%	102%	77%	41%

***  Per share amount calculated on the average shares method.

(a)  Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/02
Net asset value, beginning of year	$15.80	$15.51	$14.66	$12.67	$14.76
Income (loss) from investment operations:
Net investment income (loss)	0.46 ***	0.40 ***	0.38	0.34	0.39
Net realized and unrealized gain (loss) on investments	1.38	0.32	0.87	2.01	(2.08)
Total income (loss) from investment operations	1.84	0.72	1.25	2.35	(1.69)
Less distributions to shareholders:
From net investment income	(0.45)	(0.43)	(0.40)	(0.36)	(0.40)
Total distributions	(0.45)	(0.43)	(0.40)	(0.36)	(0.40)
Net asset value, end of year	$17.19	$15.80	$15.51	$14.66	$12.67
Total Return(a)	11.78%	4.66%	8.68%	18.71%	(11.53)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$957,279	$921,518	$1,030,041	$1,085,142	$1,048,441
Net expenses to average daily net assets	0.43%	0.43%	0.42%	0.42%	0.42%
Net investment income (loss) to average daily net assets	2.81%	2.56%	2.51%	2.44%	2.80%
Portfolio turnover rate	164%	150%	113%	101%	90%

***  Per share amount calculated on the average shares method.

(a)  Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/02
Net asset value, beginning of year	$23.95	$23.66	$20.82	$16.60	$21.28
Income (loss) from investment operations:
Net investment income (loss)	0.42 ***	0.43 ***	0.46	0.33	0.27
Net realized and unrealized gain (loss) on investments	3.89	0.32	2.84	4.22	(4.41)
Total income (loss) from investment operations	4.31	0.75	3.30	4.55	(4.14)
Less distributions to shareholders:
From net investment income	(0.37)	(0.46)	(0.46)	(0.33)	(0.27)
From net realized gains	(1.87)	-	-	-	(0.27)
Total distributions	(2.24)	(0.46)	(0.46)	(0.33)	(0.54)
Net asset value, end of year	$26.02	$23.95	$23.66	$20.82	$16.60
Total Return(a)	18.00%	3.12%	15.85%	27.49%	(19.55)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$1,321,324	$1,281,814	$1,407,915	$1,338,438	$1,155,240
Net expenses to average daily net assets	0.42%	0.41%	0.41%	0.41%	0.42%
Net investment income (loss) to average daily net assets	1.64%	1.83%	2.01%	1.77%	1.33%
Portfolio turnover rate	136%	46%	36%	61%	67%

***  Per share amount calculated on the average shares method.

(a)  Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods above.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.  The Fund
   MML Series Investment Fund II ("MML II Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-end, management investment company. MML II Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 28, 2005, as amended. The following are four series of MML II Trust (each individually referred to as a "Fund" or collectively as the "Funds"): MML Money Market Fund ("Money Market Fund"), MML Managed Bond Fund ("Managed Bond Fund"), MML Blend Fund ("Blend Fund") and MML Equity Fund ("Equity Fund").

The MML II Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of MML II Trust are not offered to the general public.

After the close of business on April 29, 2005, each of the MML Money Market Fund, MML Managed Bond Fund, MML Blend Fund and MML Equity Fund, each a fund of MML Series Investment Fund II (each a "New Fund"), acquired all of the assets and liabilities of the MML Money Market Fund, MML Managed Bond Fund, MML Blend Fund and MML Equity Fund, each a fund of MML Series Investment Fund (each a "Fund"), respectively, pursuant to agreements and plans of reorganization that were approved by each Fund's respective shareholders on April 18, 2005. Each acquisition was accomplished by a tax-free transfer of all the assets of each Fund to the corresponding New Fund in exchange for shares of the New Fund and the assumption by the New Fund of all the liabilities of the Fund.

2.  Significant Accounting Policies
   The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation
   Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees ("Trustees"), which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. For the Managed Bond Fund, Blend Fund and Equity Fund, short-term securities with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. The Money Market Fund's portfolio securities are valued at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, pursuant to which the Money Market Fund must adhere to certain conditions. It is the intention of the Money Market Fund to maintain a per-share net asset value of $1.00. All other securities and other assets, including futures, options, swaps, and debt securities for which the prices supplied by a pricing agent are deemed by the Trustees not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees. Securities are typically valued on the basis of valuations furnished by a primary pricing service or, if no such valuation is available, from a secondary pricing service. However, valuation methods approved by the Trustees which are intended to reflect fair value may be used when pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which

Notes to Financial Statements (Continued)

the security is principally traded (for example, a foreign exchange or market). In such a case, a Fund's value for a security is likely to be different from the last quoted market price or pricing service information. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in accordance with policies established by the Trustees.

Securities Lending
   The Managed Bond Fund, Blend Fund and Equity Fund may lend its securities to qualified brokers; however, securities lending cannot exceed 10% of the total assets of the Managed Bond Fund taken at current value, and 33% of the total assets of the Blend Fund and the Equity Fund taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities. At December 31, 2006, the Funds loaned securities having the following market values, collateralized by cash, which was invested in short-term instruments in the following amounts:

	Securitites on Loan	Collateral
Managed Bond Fund	$39,579,571	$40,462,544
Blend Fund	49,682,820	51,197,224
Equity Fund	109,046,430	112,670,303

For each Fund, the amount of securities on loan indicated in the table above may not correspond with the securities on loan identified on the Portfolio of Investments because securities with pending sales are in the process of recall from the brokers. At December 31, 2006, the Funds had no securities on loan with pending sales.

MML II Trust receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended December 31, 2006, MML II Trust earned securities lending agent fees as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Managed Bond Fund	$1,680,749	$1,632,705	$48,044
Blend Fund	3,864,918	3,768,034	96,884
Equity Fund	4,449,237	4,297,588	151,649

Repurchase Agreements
   Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Funds, through their custodian, take possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Funds and the counterparty. In connection with

Notes to Financial Statements (Continued)

transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Funds may be delayed or limited.

Accounting for Investments
   Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Federal Income Tax
   It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no Federal income tax provision is required. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

Dividends and Distributions to Shareholders
   Dividends from net investment income are declared and paid quarterly for the Managed Bond Fund and Blend Fund and annually for the Equity Fund and at other times as may be required to satisfy tax or regulatory requirements. Dividends from net investment income are declared daily and paid monthly for the Money Market Fund. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and paydowns on certain mortgage-backed securities. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

During the year ended December 31, 2006, the following amounts were reclassified due to differences between book and tax accounting.

	Paid-in Capital	Accumulated Net Realized Gain on Investments	Undistributed Net Investment Income
Money Market Fund	$(2)	$(1,500)	$1,502
Managed Bond Fund	(285,682)	(26,348)	312,030
Blend Fund	(50,031)	22,840	27,191
Equity Fund	(768)	$452,621	(451,853)

Foreign Currency Translation
   The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

Notes to Financial Statements (Continued)

Forward Foreign Currency
Contracts
   Each Fund may enter into forward foreign currency contracts in order to hedge the effect of currency movements of foreign denominated securities or obligations. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange and interest rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

At December 31, 2006, the Funds had no open forward foreign currency contracts.

'Delayed Delivery Transactions,
When Issued Securities, and Forward Commitments
   Each Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. These securities are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the value of these securities. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized.

A summary of open obligations for the Managed Bond Fund and Blend Fund at December 31, 2006 is as follows:

Forward Commitment Contracts to Buy	Expiration of Contracts	Aggregate Face Value of Contracts	Cost	Market Value	Unrealized Appreciation (Depreciation)
Managed Bond Fund
FNMA TBA
6.5% 01/01/2037	Jan-07	$6,500,000	$6,628,711	$6,621,367	$(7,344)
					$(7,344)
Blend Fund
FNMA TBA
5.0% 01/01/2037	Jan-07	7,000,000	6,847,695	6,757,187	$(90,508)
5.5% 01/01/2037	Jan-07	540,000	538,313	533,714	(4,599)
6.5% 01/01/2037	Jan-07	32,500,000	33,167,188	33,106,837	(60,351)
					$(155,458)

Notes to Financial Statements (Continued)

Financial Futures Contracts
   The Funds may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or as a substitute for the purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded

A summary of open futures contracts for the Managed Bond Fund and the Blend Fund at December 31, 2006, is as follows:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation/ (Depreciation)
Managed Bond Fund
BUYS 370	U.S. Treasury Note 5 Year	03/31/07	$38,873,125	$(267,332)
120	U.S. Treasury Note 2 Year	03/31/07	24,483,750	(81,077)
				$(348,409)
Blend Fund
BUYS 190	U.S. Treasury Note 5 Year	03/31/07	19,961,875	$(137,279)
47	U.S. Treasury Note 2 Year	03/31/07	9,589,469	(31,754)
				$(169,033)

Options
   The Funds may purchase put and call options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of security prices, indexes of interest rates, futures contracts and swap agreements. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, a Fund will lose the entire premium it paid. Premiums paid for purchasing options which expire are treated as realized losses. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option. See the Portfolio of Investments of the Managed Bond Fund and Blend Fund for open purchased option contracts as of December 31, 2006.

Notes to Financial Statements (Continued)

The Funds may also "write" put and call options. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, a Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

At December 31, 2006, the Funds had no open written options.

Transactions in options written for the Managed Bond Fund and Blend Fund during the year ended December 31, 2006 were as follows:

	Number of Contracts	Premiums Received
Managed Bond Fund
Options outstanding at December 31, 2005	-	$-
Options written	12,743,500	513,003
Options terminated in closing purchase transactions	(12,743,500)	(513,003)
Options outstanding at December 31, 2006	-	-
Blend Fund
Options outstanding at December 31, 2005	-	$-
Options written	8,629,000	342,125
Options terminated in closing purchase transactions	(8,629,000)	(342,125)
Options outstanding at December 31, 2006	-	-

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by MML II Trust.

Notes to Financial Statements (Continued)

Swaps
   The Funds may engage in swap transactions, including, but not limited to, interest rate, currency, credit default, indices, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on swaps (collectively defined as "swap transactions").

Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuation, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

The Funds will maintain cash or liquid assets in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligation under the agreement.

During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

During the term of a swap, cap, floor, or collar, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities or index; or the return generated by a security. These periodic payments received or made by MML II Trust are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Notes to Financial Statements (Continued)

  The Portfolio may enter into credit default swaps to buy or sell credit protection on an individual issuer or a basket of issuers of bonds. When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par or other agreed-upon value, of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. During the period that the credit default swap contract is open, the contract is marked to market in accordance with the terms of the contract based on the current interest rate spreads and credit risk of the referred obligation of the underlying issuer and interest accrual through valuation date. Changes in the value of credit default swap contracts are recorded as unrealized gains or losses and periodic cash settlements are recorded as realized gains or losses. The Portfolio will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

A summary of open swap agreements for the Managed Bond Fund and the Blend Fund at December 31, 2006, is as follows:

Managed Bond Fund

Notional Amount	Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Credit Default Swaps
1,000,000 USD	12/20/2009	Agreement with Barclays Bank, dated 12/15/05 to pay 0.55% times the notional amount. The Fund receives payment only upon a default event of Cox Communications, Inc. Bond.	$(10,809)
5,000,000 USD	3/20/2011	Agreement with Bank of America, dated 1/9/06 to pay 0.14% times the notional amount. The Fund receives payment only upon a default event of Citigroup, Inc. Bond.	(13,373)
5,000,000 USD	3/20/2011	Agreement with Goldman Sachs, dated 1/9/06 to pay 0.34% times the notional amount. The Fund receives payment only upon a default event of Washington Mutual, Inc. Senior Unsecured Note.	(27,645)
5,000,000 USD	3/20/2011	Agreement with Bank of America, dated 1/10/06 to pay 0.12% times the notional amount. The Fund receives payment only upon a default event of Wells Fargo & Company Note.	(11,467)
5,000,000 USD	3/20/2011	Agreement with Goldman Sachs, dated 1/10/06 to pay 0.14% times the notional amount. The Fund receives payment only upon a default event of Bank of America Corporation Senior Note.	(13,387)

Notes to Financial Statements (Continued)

Notional Amount	Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Credit Default Swaps
5,000,000 USD	3/20/2011	Agreement with Barclays Bank PLC, dated 1/10/06 to pay 0.23% times the notional amount. The Fund receives payment only upon a default event of JP Morgan Chase Senior Note.	$(20,981)
5,000,000 USD	3/20/2011	Agreement with Bank of America, dated 1/11/06 to pay 0.13% times the notional amount. The Fund receives payment only upon a default event of Wachovia Corporation Senior Note.	(3,815)
14,000,000 USD	4/1/2007	Agreement with Goldman Sachs International, dated 3/16/06 to receive 0.296% times the notional amount and to pay the monthly spread of the Lehman Brothers CMBS Aaa 8.5% Index.	25,060
14,000,000 USD	10/12/2052	Agreement with Goldman Sachs International, dated 3/07/06 to pay 0.35% times the notional amount. The Fund	(150,325)
		receives payment only upon a default event
		of Lehman CMBX.NA.A.1.
1,100,000 USD	6/20/2013	Agreement with Bank of America, dated 5/26/06 to pay 1.03% times the notional amount. The Fund receives payment only	(6,128)
		upon a default event of Belo
		Corporation Senior Note.
1,125,000 USD	6/20/2016	Agreement with CSFB, dated 8/9/06 to pay 0.58% times the notional amount. The Fund receives payment only upon a default event of Marriot International, Inc.	4,074
1,125,000 USD	6/20/2016	Agreement with JP Morgan Chase, dated 8/25/06 to pay 0.80% times the notional amount. The Fund receives payment only upon a default event of Boston Scientific Corp. Note.	11,943
500,000 USD	9/20/2011	Agreement with Goldman Sachs, dated 8/25/06 to pay 0.53% times the notional amount. The Fund receives payment only upon a default event of United Mexican States.	(3,272)
1,000,000 USD	9/20/2013	Agreement with Barclays Bank PLC, dated 9/8/06 to pay 0.98% times the notional amount. The Fund receives payment only upon a default event of Viacom, Inc.	(6,104)
1,125,000 USD	9/20/2014	Agreement with Bank of America, dated 11/11/06 to pay 0.28% times the notional amount. The Fund receives payment only upon a default event of Washington Mutual, Inc. Note.	713

Notes to Financial Statements (Continued)

Notional Amount	Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
220,000,000 USD	6/25/2007	Agreement with Lehman Brothers, dated 6/21/07 to pay the 7 year CMS Index and to receive the CMM current coupon yield.	$(53,570)
Interest Rate Swaps
31,000,000 USD	9/15/2008	Agreement with Goldman Sachs, dated 9/15/06 to receive 5.221% times the notional amount and to pay the the 3 Month Floating Rate Libor times the notional amount.	1,187
8,000,000 USD	11/16/2011	Agreement with Goldman Sachs, dated 11/16/06 to receive 5.005% times the notional amount and to pay the the 3 Month Floating Rate Libor times the notional amount.	(33,053)
			$(310,953)

Blend Fund

Credit Default Swaps
700,000 USD	12/20/2009	Agreement with Barclays Bank, dated 12/15/05 to pay 0.55% times the notional amount. The Fund receives payment only upon a default event of Cox Communications, Inc. Bond.	$(7,566)
3,500,000 USD	3/20/2011	Agreement with Bank of America, dated 1/9/06 to pay 0.14% times the notional amount. The Fund receives payment only upon a default event of Citigroup, Inc. Bond.	(9,361)
3,500,000 USD	3/20/2011	Agreement with Goldman Sachs, dated 1/9/06 to pay 0.34% times the notional amount. The Fund receives payment only upon a default event of Washington Mutual, Inc. Senior Unsecured Note.	(19,351)
3,500,000 USD	3/20/2011	Agreement with Bank of America, dated 1/10/06 to pay 0.12% times the notional amount. The Fund receives payment only upon a default event of Wells Fargo & Company Note.	(8,027)
3,500,000 USD	3/20/2011	Agreement with Goldman Sachs, dated 1/10/06 to pay 0.14% times the notional amount. The Fund receives payment only upon a default event of Bank of America Corp. Senior Note.	(9,371)
3,500,000 USD	3/20/2011	Agreement with Barclays Bank PLC, dated 1/10/06 to pay 0.23% times the notional amount. The Fund receives payment only upon a default event of JP Morgan Chase Senior Note.	(14,687)

Notes to Financial Statements (Continued)

Notional Amount	Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Credit Default Swaps
3,500,000 USD	3/20/2011	Agreement with Bank of America, dated 1/11/06 to pay 0.13% times the notional amount. The Fund receives payment only upon a default event of Wachovia Corp. Senior Note.	$(2,671)
10,000,000 USD	4/1/2007	Agreement with Goldman Sachs International, dated 3/16/06 to receive 0.296% times the notional amount and to pay the monthly spread of the Lehman Brothers CMBS Aaa 8.5% Index.	17,900
10,000,000 USD	10/12/2052	Agreement with Goldman Sachs International, dated 3/7/06 to pay .35% times the notional amount. The Fund receives payment only upon a default event of Lehman CMBX.NA.A.1 Index.	(107,375)
800,000 USD	6/20/2013	Agreement with Bank of America, dated 5/26/06 to pay 1.03% times the notional amount. The Fund receives payment only upon the default event of Belo Corp. Senior Note.	(4,457)
775,000 USD	6/20/2016	Agreement with CSFB, dated 8/9/06 to pay 0.58% times the notional amount. The Fund receives payment only upon a default event of Marriot International, Inc.	2,806
775,000 USD	6/20/2016	Agreement with JP Morgan Chase, dated 8/25/06 to pay 0.80% times the notional amount. The Fund receives payment only upon a default event of Boston Scientific Corp. Note.	8,228
300,000 USD	9/20/2011	Agreement with Goldman Sachs, dated 8/25/06 to pay 0.53% times the notional amount. The Fund receives payment only upon a default event of United Mexican States.	(1,963)
675,000 USD	9/20/2013	Agreement with Barclays Bank PLC, dated 9/8/06 to pay 0.98% times the notional amount. The Fund receives payment only upon a default event of Viacom, Inc.	(4,120)
775,000 USD	9/20/2014	Agreement with Barclays Bank PLC, dated 11/11/06 to pay 0.28% times the notional amount. The Fund receives payment only upon a default event of Washington Mutual, Inc. Note.	491
140,000,000 USD	6/25/2007	Agreement with Lehman Brothers, dated 6/21/07 to pay the 7 year CMS Index and to receive the CMM current coupon yield.	(34,090)

Notes to Financial Statements (Continued)

Notional Amount	Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Interest Rate Swaps
21,000,000 USD	9/15/2008	Agreement with Goldman Sachs, dated 9/15/06 to receive 5.221% times the notional amount and to pay the the 3 Month Floating Rate Libor times the notional amount.	$804
5,000,000 USD	11/16/2011	Agreement with Goldman Sachs, dated 11/16/06 to receive 5.006% times the notional amount and to pay the the 3 Month Floating Rate Libor times the notional amount.	(20,658)
			$(213,468)

Foreign Securities
   The Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities issued by U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

3.  Management
Fees and Other Transactions

Investment Management Fees
   Under agreements between MML II Trust and MassMutual on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for this service, MassMutual receives advisory fees quarterly from each Fund at the annual rate of 0.50% of the first $100,000,000, 0.45% of the next $200,000,000, 0.40% of the next $200,000,000 and 0.35% of any excess over $500,000,000 of the average daily net asset value of each Fund.

MassMutual has entered into investment sub-advisory agreements with Babson Capital Management LLC ("Babson Capital"), pursuant to which Babson Capital serves as the Money Market Fund's, Managed Bond Fund's and Blend Fund's sub-adviser providing day-to-day management of each Fund's investments. Babson Capital is a wholly-owned subsidiary of MassMutual Holding LLC, which is a controlled subsidiary of MassMutual. During the period, Babson Capital received a sub-advisory fee from MassMutual equal to an annual rate 0.13% of the average daily net assets of the Equity Segment of the Blend Fund, 0.09% of the average daily net assets of the Money Market and Bond Segments of the Blend Fund, 0.05% of the average daily net assets of the Money Market Fund and 0.10% of the average daily net assets of the Managed Bond Fund.

MassMutual has entered into an investment sub-advisory agreement with OppenheimerFunds, Inc. ("OFI"), pursuant to which OFI serves as one of the sub-advisers to the Equity Fund, providing day-to-day management of a portion of the Equity Fund's investments. OFI is a majority owned, indirect subsidiary of MassMutual. OFI receives a fee from MassMutual equal to an annual rate of 0.23% of the average daily net assets of the portion of the Equity Fund that OFI manages. Prior to January 27, 2006, Babson Capital served as one of the sub-advisers to the Equity Fund.

MassMutual has also entered into an investment sub-advisory agreement with AllianceBernstein L.P. ("AllianceBernstein"). AllianceBernstein is a limited partnership, the majority ownership interests in

Notes to Financial Statements (Continued)

which are held by its affiliates: AllianceBernstein Holding L.P., a publicly traded partnership; and AXA Financial, Inc. ("AXA Financial") together with certain wholly-owned subsidiaries of AXA Financial. AXA Financial is a wholly-owned subsidiary of AXA. The sub-advisory agreement with AllianceBernstein provides that AllianceBernstein manage a portion of the investment and reinvestment of the assets of the Equity Fund. MassMutual pays a sub-advisory fee to AllianceBernstein based upon the aggregate net assets under management which include (1) the average daily net asset value of the portion of the assets of the Equity Fund that AllianceBernstein manages, and (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which AllianceBernstein provides sub-advisory services and which have substantially the same investment objectives, policies and investment strategies.

The Fund sub-adviser fees are paid out of the management fees previously disclosed above.

Expense Waivers
   MassMutual has agreed, at least through April 30, 2007, to bear the expenses of each Fund to the extent that the aggregate expenses (excluding each Fund's management fee, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund's fiscal year exceed 0.11% of the average daily net asset value of each Fund for such year.

Other
   Certain officers and trustees of the Funds are also officers of MassMutual. The compensation of each trustee who is not an officer of MassMutual is borne by the Funds.

4.  Purchases and Sales of
Investments  Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2006, were as follows:

		Long-Term U.S. Government Securities	Other Long-Term Securities
Purchases	Managed Bond Fund	$364,092,209	$42,487,648
	Blend Fund	552,815,604	850,521,409
	Equity Fund	-	1,698,099,345
Sales	Managed Bond Fund	$293,508,742	$16,388,530
	Blend Fund	536,760,403	865,989,646
	Equity Fund	-	1,880,817,667

Notes to Financial Statements (Continued)

5.  Capital Share Transactions
    The Funds are authorized to issue an unlimited number of shares, with no par value in each class of shares. Changes in shares outstanding for each Fund are as follows:

	Year ended December 31, 2006		Year ended December 31, 2005
	Shares	Amount	Shares	Amount
Money Market Fund
Sold	58,813,218	$58,751,949	81,162,373	$81,076,864
Issued as reinvestment of dividends	4,756,419	4,751,456	3,167,166	3,163,827
Redeemed	(69,614,762)	(69,542,158)	(90,590,989)	(90,495,582)
Net increase (decrease)	(6,045,125)	(6,038,753)	(6,261,450)	(6,254,891)
Managed Bond Fund
Sold	6,873,561	$82,916,422	6,247,558	$77,309,804
Issued as reinvestment of dividends	1,657,808	19,847,252	1,531,328	18,782,477
Redeemed	(5,111,922)	(61,631,649)	(5,501,532)	(68,162,182)
Net increase (decrease)	3,419,447	41,132,025	2,277,354	27,930,099
Blend Fund
Sold	6,632,866	$107,773,480	1,005,906	$15,600,693
Issued as reinvestment of dividends	1,561,320	25,622,247	1,667,894	25,920,972
Redeemed	(10,820,520)	(176,568,791)	(10,746,586)	(166,913,953)
Net increase (decrease)	(2,626,334)	(43,173,064)	(8,072,786)	(125,392,288)
Equity Fund
Sold	1,292,975	$33,030,390	1,919,993	$45,506,872
Issued as reinvestment of dividends	4,009,673	104,881,218	1,010,393	24,339,586
Redeemed	(8,058,074)	(205,459,619)	(8,895,945)	(211,664,810)
Net increase (decrease)	(2,755,426)	(67,548,011)	(5,965,559)	(141,818,352)

6.  Federal Income Tax Information
   At December 31, 2006, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a Federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreceiation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Managed Bond Fund	$484,602,976	$1,961,854	$(3,782,302)	$(1,820,448)
Blend Fund	880,330,370	171,464,567	(5,815,552)	165,649,015
Equity Fund	1,238,072,817	207,834,235	(13,444,058)	194,390,177

Note: The aggregate cost for investments for the Money Market Fund as of December 31, 2006, is the same for financial reporting and Federal income tax purposes.

At December 31, 2006, the following Funds had available, for Federal income tax purposes, unused capital losses:

Expiring 2009	Expiring 2010	Expiring 2011	Expiring 2012	Expiring 2013	Expiring 2014
Money Market Fund $200,272	$-	$-	$618	$-	$-
Managed Bond Fund -	1,214,149	-	-	1,514,498	2,534,245
Blend Fund 4,735,552	96,826,930	44,174,039	-	-	-

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

Certain differences exist from the amounts reflected in the Statement of Changes in Net Assets primarily due to the character of short-term capital gains treated as ordinary income for tax purposes.

Notes to Financial Statements (Continued)

  The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions paid during the year ended December 31, 2006 was as follows:

	Ordinary Income	Long Term Capital Gain	Short Term Capital Gain	Return of Capital
Money Market Fund	$4,749,426	$-	$-	$-
Managed Bond Fund	19,847,252	-	-	-
Blend Fund	25,622,247	-	-	-
Equity Fund	17,553,503	87,327,715	-	-

The tax character of distributions paid during the year ended December 31, 2005 was as follows:

	Ordinary Income	Long Term Capital Gain	Short Term Capital Gain	Return of Capital
Money Market Fund	$3,012,310	$-	$-	$-
Managed Bond Fund	18,782,477	-	-	-
Blend Fund	25,920,972	-	-	-
Equity Fund	24,339,586	-	-	-

At December 31, 2006, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)*
Money Market Fund	$42,485	$(200,890)	$(13,921)	$-
Managed Bond Fund	545,591	(5,262,892)	(33,898)	(1,852,314)
Blend Fund	672,644	(145,736,521)	(90,164)	165,629,015
Equity Fund	2,933,281	33,715,575	(122,453)	194,390,177

*  Includes unrealized appreciation (depreciation) on investments, derivatives and foreign currency denominated assets and liabilities if any.

7.  New Accounting Pronouncements
    On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than not" of being sustained by the applicable tax authority. Adoption of FIN 48 is required during the first financial reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 determines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds' financial statement disclosures.

Notes to Financial Statements (Continued)

8.  Proxy Voting (Unaudited)
   A description of the policies and procedures that each Fund's investment adviser and sub-advisers use to vote proxies relating to the Fund's portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com and on the Securities and Exchange Commission's website at http://www.sec.gov.

9.  Quarterly Reporting (Unaudited)
   The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

10.  Special Meeting of Shareholders (Unaudited)
   A Special Meeting of Shareholders of MML Equity Fund, a series of MML Series Investment Fund II, was held on April 13, 2006. Notice of the meeting, and a Proxy Statement, were distributed on or about March 17, 2006 to shareholders of record as of February 21, 2006. The results of the vote on the matter submitted to shareholders at the Special Meeting are as follows:

Proposal 1: To approve the proposed sub-advisory agreement between Massachusetts Mutual Life Insurance Company and OppenheimerFunds, Inc. with respect to the MML Equity Fund.

Proposal 1:	Shares	Shares For	% of shares voted	Against	% of shares voted	Abstain	% of shares voted
MML Equity Fund	52,091,440.44	50,119,360.38	96.214	798,643.12	1.533	1,173,436.95	2.253

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of MML Series Investment Fund II:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MML Money Market Fund, MML Managed Bond Fund, MML Blend Fund, and MML Equity Fund, (collectively the "Funds"), four of the funds comprising the MML Series Investment Fund II ("MML II Trust"), as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the MML II Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The MML II Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion of the effectiveness of the MML II Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures include confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the MML II Trust as of December 31, 2006, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 22, 2007

Trustees and Officers (Unaudited)

The following table lists MML II Trust's trustees and officers as of December 31, 2006; their address and age; their position with MML II Trust; the length of time holding that position with MML II Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. MML II Trust's Statement of Additional Information includes additional information about MML II Trust's trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund II, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing.

Disinterested Trustees	Name, Address*, and Age	Position(s) Held with MML II Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
	Ronald J. Abdow Age: 75	Trustee of MML II Trust	Since 2005	Chairman, Abdow Corporation (operator of restaurants).	31	Trustee, Abdow G&R Trust and Abdow G&R Co. (owners and operators of restaurant properties); Chairman, Western Mass Development Corp.; Trustee (since 2004) MassMutual Premier Funds (open-end investment company).

	Nabil N. El-Hage Age: 48	Chairman and Trustee of MML II Trust	Since 2005	Professor of Management Practice, Harvard Business School, January 2003-present; Chairman (1995-2005) and CEO (1995-2003), Jeepers! Inc. (indoor amusement centers).	31	Chairman (since 2006), Trustee (since 2003), MassMutual Premier Funds (open-end investment company).

	Maria D. Furman Age: 52	Trustee of MML II Trust	Since 2005	Managing Director, Director and Portfolio Manager (1976-2002), Standish, Ayer and Wood (investment management).	31	Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

	C. Ann Merrifield Age: 55	Trustee of MML II Trust	Since 2005	President, Biosurgery (since 2003), Executive Vice President, Biosurgery (2001-2003), President, Genetics (1997-2001), Genzyme Corporation.	31	Director (since 1997), Playtex Products, Inc.; Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

	Name, Address*, and Age	Position(s) Held with MML II Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
	Corine T. Norgaard Age: 69	Trustee of MML II Trust	Since 2005	President (2004-2005), Thompson Enterprises (real estate investment); Dean (1996-2004), Barney School of Business at the University of Hartford.	33	Director (since 1992), ING Variable Funds (formerly Aetna Variable Fund); Director (since 1993), ING Series Fund, Inc. (formerly Aetna Series Fund); Trustee (since 1997), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Interested Trustees	Name, Address*, and Age	Position(s) Held with MML II Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
	Frederick C. Castellani Age: 60	Vice Chairman, Trustee, and Vice President of MML II Trust	Since 2006	Executive Vice President (since 2001), Senior Vice President (1996-2001), MassMutual.	80	Trustee and President (since 2001), MassMutual Select Funds (open-end investment company); Trustee (since 2001), Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice Chairman, Trustee, and President (since 2006), MassMutual Premier Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Principal Officers who are Not Trustees	Name, Address*, and Age	Position(s) Held with MML II Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
	John F. Carlson Age: 51	President of MML II Trust	Since 2006	Vice President (since 2003), Second Vice President (2002-2003), MassMutual; Vice President (1997-2002), CIGNA.	27

	Nicholas H. Palmerino Age: 41	Chief Financial Officer and Treasurer of MML II Trust	Since 2006	Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JP Morgan Chase Worldwide Securities Services; Senior Vice President (2003-2004), CDC IXIS Asset Management Services, Inc. and CDC IXIS Asset Management Advisers, L.P.; Vice President (1996-2003), Loomis Sayles & Company, L.P.	80

	Kristin L. Bushard Age: 40	Vice President of MML II Trust	Since 2005	Assistant Vice President (since 2005), Managing Director (2003-2005), MassMutual; Assistant Vice President (2000-2003), Allmerica Asset Management.	80

	Michael A. Chong Age: 49	Vice President and Chief Compliance Officer of MML II Trust	Since 2005	Vice President, Compliance (since 2004), Vice President and Associate General Counsel (1999-2004), MassMutual.	80

	John E. Deitelbaum Age: 38	Vice President, Clerk and Chief Legal Officer of MML II Trust	Since 2006	Vice President and Associate General Counsel (since 2006), Second Vice President and Associate General Counsel (2000-2006), MassMutual.	80

	Eric H. Wietsma Age: 40	Vice President of MML II Trust	Since 2006	Vice President (since 2005), MassMutual; Vice President (1999-2005), Hartford Life Insurance Company.	80

	Tina M. Wilson Age: 36	Vice President of MML II Trust	Since 2006	Assistant Vice President (since 2000), MassMutual.	27

*  The address of each Trustee and Principal Officer is the same as that for MML II Trust; 1295 State Street, Springfield, Massachusetts 01111.

**  Each Trustee of MML II Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his successor or until he dies, resigns or is removed. Notwithstanding the foregoing, (i) a Trustee shall retire and cease to serve as Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years and, (ii) an interested Trustee shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual, or on affiliate. However, any Trustee who attains the age of seventy-five years during 2006 shall retire and cease to serve as Trustee on or before December 31, 2007.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund's year ended December 31, 2005 qualified for the dividends received deduction, as follows:

Blend Fund	41.33%
Equity Fund	100.00%
Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the period ended December 31, 2006:
Blend Fund	39.40%
Equity Fund	100.00%

Other Information (Unaudited)

Fund Expenses December 31, 2006

Expense Examples	The following information is in regards to expenses for the six month period ended December 31, 2006:
As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
These examples are based on an investment of $1,000 invested for the six month period ended December 31, 2006.

Actual Expenses	The first line of each table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Operating Expenses Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes	The second line of each table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Other Information (Unaudited) (Continued)

The Funds incur ongoing operating expenses during the normal course of business, such as management fees and other expenses. The following tables, assuming a $1,000 investment in a class of shares, disclose the ending account value and operating expenses incurred for the six months ended December 31, 2006, based on, (1) the Fund's actual return and actual expenses, and (2) a hypothetical annualized 5% return and the Fund's actual expenses:

Money Market Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,024.20	$2.91
2) Hypothetical	1,000.00	1,022.33	2.91

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.57%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Managed Bond Fund

Value	Beginning Value	Operating Ending Incurred*	Expense
1) Actual	$1,000.00	$1,049.30	$2.38
2) Hypothetical	1,000.00	1,022.89	2.35

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.46%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Blend Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,097.80	$2.27
2) Hypothetical	1,000.00	1,023.04	2.19

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.43%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Equity Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,140.20	$2.27
2) Hypothetical	1,000.00	1,023.09	2.14

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.42%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Massachusetts Mutual Life Insurance Company
and affiliates, Springfield, MA 01111-0001

www.massmutual.com

© 2007 Massachusetts Mutual Life Insurance Company. All rights reserved.
MassMutual Financial Group is a marketing designation (or fleet name) for	L4540_IIa
Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliates.	1206

Item 2. Code of Ethics.

As of December 31, 2006, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2006, there were no amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Nabil N. El-Hage, a member of the Audit Committee, is audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. El-Hage is “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.           Principal Accountant Fees and Services.

Aggregate fees stated below do not include amounts paid to Deloitte & Touche on behalf of the MML Money Market Fund, the MML Inflation-Protected Bond Fund, the MML Managed Bond Fund, the MML Blend Fund, the MML Equity Fund, the MML Enhanced Index Core Equity Fund, the MML Small Cap Equity Fund and the MML Small Company Opportunities Fund prior to the close of business on April 29, 2005 when the reorganization of the Funds into the MML Series Investment Fund II was completed. These amounts are reflected in the December 31, 2006 Form N-CSR for the MML Series Investment Fund.

(a)          AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for 2006 was $185,500.  No such fees were billed to the Registrant by Deloitte & Touche LLP for 2005.

(b)         AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2006 and 2005.

(c)          TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for 2006 and 2005 were $9,600 and $12,400 respectively.

(d)         ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2006 and 2005.

(e)          (1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during 2006 and 2005 were pre-approved by the committee.

(2) Not applicable.

(f)            Not applicable.

(g)         The aggregate non-audit fees billed by Deloitte and Touche LLP for services rendered to the Registrant, and the Registrant’s adviser, for the fiscal years 2006 and 2005 were $261,061 and $339,252, respectively.

(h)         Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s most recent fiscal quarter  that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MML Series Investment Fund II

By (Signature and Title)	/s/ John F. Carlson
John F. Carlson, President and Principal Executive Officer

Date	2/22/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John F. Carlson
John F. Carlson, President and Principal Executive Officer

Date	2/22/07

By (Signature and Title)	/s/ Nicholas H. Palmerino
Nicholas H. Palmerino, Treasurer and Principal Financial Officer

Date	2/22/07